File Numbers 002-96990 and 811-04279

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment Number

Post-Effective Amendment Number 58

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment Number 56

Securian Funds Trust

(Exact Name of Registrant as Specified in Charter)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing become effective on November 18, 2015 pursuant to paragraph (b) of rule 485.

TITLE OF SECURITIES BEING REGISTERED:

Common Shares

        (No par value)

400 Robert Street North

St. Paul, Minnesota 55101-2098

(Address of Principal Executive Offices)

(651) 665-3500

(Registrant’s Telephone Number, Including Area Code)

Copy to:	Eric J. Bentley, Esquire Assistant Secretary Securian Funds Trust 400 Robert Street North St. Paul, Minnesota 55101-2098
Michael J. Radmer, Esquire
Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on November 18, 2015 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

Securian Funds Trust

Prospectus dated November 18, 2015

▲	SFT Advantus Managed Volatility Equity Fund

As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved the Trust’s securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

Table of Contents	i

Summary Information

Summary: SFT Advantus Managed Volatility Equity Fund

SFT Advantus Managed Volatility Equity Fund: Investment Objective

The SFT Advantus Managed Volatility Equity Fund (the “Fund”) seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% S&P 500® Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Barclays U.S. 3 Month Treasury Bellwether Index (the Benchmark Index).

SFT Advantus Managed Volatility Equity Fund: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution (12b-1) Fees	0.25%
Other Expenses (1)	0.63%
Acquired Fund Fees and Expenses (1)	0.17%

Total Annual Fund Operating Expenses	1.70%
Fee Waiver and/or Expense Reimbursement (2)	0.73%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.97%

(1)	Estimated expenses for the Fund’s first fiscal year.

(2)	Advantus Capital Management, Inc. (“Advantus Capital”), the Fund’s investment adviser, has contractually agreed, through November 17, 2016, to waive its “management fees” or absorb “other expenses” such that the Fund’s total annual operating expenses after such fee waiver and/or expense absorption, excluding “acquired fund fees and expenses,” will not exceed 0.80% of the average net assets of the Fund. This fee waiver and/or expense absorption renews annually for a full year unless terminated by Advantus Capital upon at least 30 days’ notice prior to the end of the contract term.

Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other funds.

Summary Information	1

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and the Fund’s operating expenses remain the same. The example further assumes that the fee waiver and/or expense reimbursement described above is in effect for only one year. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:

1 Year	3 Years
$99	$465

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this prospectus, the Fund has not yet commenced operations. Thus, no portfolio turnover is provided for the Fund.

SFT Advantus Managed Volatility Equity Fund: Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in other funds or directly in underlying securities while using hedging techniques to manage portfolio risk and volatility. Under normal circumstances, the Fund invests at least 80% of its net assets (excluding collateral received in connection with securities lending) in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. The Fund may invest in equity securities issued by, that invest in, or that derive their value from companies of any size or market capitalization. On average, the Fund aims to invest approximately 30% of its assets in ETFs that directly invest some of their assets in foreign securities, primarily from issuers in developed countries. The Fund generally seeks to invest in ETFs that invest in equity securities whose prices are less volatile than the equity markets as a whole. The Fund also invests a portion of its assets in cash or cash equivalent debt instruments.

As market conditions change, the Fund’s effective equity exposure will change in an effort to manage overall Fund volatility, with a minimum effective equity exposure of 10% and a maximum effective equity exposure of 100% of the Fund’s total asset value. The Fund seeks to manage its effective equity exposure and its overall volatility by investing primarily in S&P 500® futures contracts and other derivative instruments. In periods when the Fund’s investment adviser expects higher volatility in the equity market, as measured by the S&P 500®, the Fund seeks to reduce its effective equity exposure and the overall volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. In periods when the Fund’s investment adviser expects lower volatility in the equity market, the Fund seeks to increase its effective equity exposure by purchasing S&P 500® futures contracts (taking long positions in such contracts) or reducing its short positions in S&P 500® futures contracts. Under normal market conditions, this hedging process seeks to target, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year, or any longer period, may be higher or lower than 10%.

The use of futures contracts and interest rate swaps to manage the Fund’s overall volatility has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the nominal value of the contract. Despite any use of leverage, under normal circumstances the Fund’s effective equity exposure is not expected to exceed 100% of its total asset value.

2	Summary Information

In selecting investments, the Fund’s investment adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates, other market and economic conditions, and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.

SFT Advantus Managed Volatility Equity Fund: Principal Risks

An investment in the Fund may result in the loss of money, and may also be subject to various risks including the following types of principal risks:

▲

Acquired Fund Risk – the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by another investment company, such as an ETF, in which the Fund invests (an “Acquired Fund”) and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Fund to achieve its investment objectives.

▲

Active Management Risk – the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

▲	Allocation Risk – the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated.

▲

Company Risk – the risk that individual securities may perform differently from the overall market as a result of changes in specific factors such as profitability or investor perceptions, or as a result of increased volatility in a company’s income or share price because of the amount of leverage on the company’s balance sheet.

▲

Concentration Risk – the risk that to the extent that the portfolio of an ETF in which the Fund invests, reflects concentration in the securities of issuers in a particular region, market, industry, group of industries, country, group of countries, sector or asset class, the Fund or an ETF in which the Fund invests may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, market, industry, group of industries, country, group of countries, sector or asset class. This is a principal risk of the ETFs in which the Fund invests, and an indirect risk of an investment in the Fund.

▲

Credit Risk – the risk that the Fund may lose some or all of its investment, including both principal and interest, because an issuer of a security or fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.

▲

Derivatives Risk – the risk that the Fund’s investment in S&P 500® futures contracts may involve a small investment relative to the amount of risk assumed. The successful use of derivative instruments may depend on investment adviser’s ability to predict market movements. Risks include delivery failure, default by the other party (or the exchange) or the inability to close out a position because the trading market becomes illiquid. If the investment adviser is not successful in using derivatives, the Fund’s performance may be worse than if the investment adviser did not use derivatives at all.

▲

Exchange Traded Funds Risk – the risk that exchange traded funds in which the Fund may invest may be subject to additional risks that do not apply to conventional mutual funds, including the risks that the

Summary Information	3

market price of an ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track. In addition, there are brokerage commissions paid in connection with buying or selling ETF shares and ETFs have management fees and other expenses. This is a principal risk of the ETFs in which the Fund invests, and an indirect risk of an investment in the Fund.

▲

Foreign Securities Risk – is the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. This is a principal risk of certain ETFs in which the Fund may invest, and an indirect risk of an investment in the Fund.

▲

Hedging Risk – the risk that the Fund’s use of derivatives for hedging purposes, although designed to help manage volatility and offset negative movements in the securities in which the Fund invests, will not always be successful. Hedging can cause the Fund to lose money and can reduce the opportunity for gain. Among other things, these negative effects can occur if the market moves in a direction that the Fund’s investment adviser does not expect or the Fund cannot close out its position in a hedging instrument.

▲

Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.

▲

Leveraging Risk – the risk that certain transactions of the Fund, such as transactions in derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

▲

Managed Volatility Risk – the risk that the investment adviser may be unsuccessful in managing volatility and the Fund may experience a high level of volatility in its returns. The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole and they could be more volatile. While the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the strategy will deliver competitive returns. Even if successful, the strategy may also result in returns increasing to a lesser degree than the market, or decreasing when the values of certain securities used in the strategy are stable or rising. The strategy may expose the Fund to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in underlying securities. Additionally, the derivatives used to hedge the value of securities are not identical to the securities held, and as a result, the investment in derivatives may decline in value at the same time as underlying investments.

4	Summary Information

▲	Market Risk – the risk that Fund investments are subject to adverse trends in capital markets. This is a principal risk of an investment in the Fund and in the ETFs in which the Fund may invest.

▲

Passive Investment Risk – the risk that, because they are not actively managed, the ETFs in which the Fund may invest may be affected by a general decline in market segments relating to their respective benchmark indices. An ETF typically invests in securities included in, or representative of, its benchmark index regardless of their investment merits and does not attempt to take defensive positions in declining markets. This is a principal risk of the ETFs in which the Fund invests, and an indirect risk of an investment in the Fund.

▲

Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

▲

Short Position Risk – the risk that, in taking a short position in a transaction involving a derivative instrument, the Fund may suffer a loss because the risk assumed in such instrument significantly exceeds the amount of the initial investment, or because the Fund is unable to close out its short position or a counterparty to the transaction fails to perform as promised.

▲	Short-Term Trading Risk – the risk that the Fund may trade securities frequently and hold securities for one year or less, which will increase the Fund’s transaction costs.

▲

Securities Volatility Risk – the risk that the value of securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different markets and different types of securities can react differently to these developments. Issuer, political, or economic developments can affect the volatility of a single issuer, issuers within an industry or economic sector or geographic region, or the markets as a whole. Changes in the financial condition of a single issuer can impact the volatility of the markets as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

SFT Advantus Managed Volatility Equity Fund: Performance

The Fund does not have a full calendar year of performance. For that reason, no bar chart or average total return table is included for the Fund, nor is average total return information included for the Fund’s blended benchmark index, comprised of 60% S&P 500® Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Barclays U.S. 3 Month Treasury Bellwether Index.

SFT Advantus Managed Volatility Equity Fund: Management

The Fund is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individuals serve as the Fund’s primary portfolio managers:

Name and Title	Primary Manager Since
David M. Kuplic Executive Vice President and Portfolio Manager, Advantus Capital	November 18, 2015
Craig M. Stapleton Vice President and Portfolio Manager, Advantus Capital	November 18, 2015

Summary Information	5

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please see “Important Additional Summary Information” below.

Important Additional Summary Information

Purchase and Sale of Fund Shares

Fund shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Purchases and sales of Fund shares may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for detail.

Taxes

For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life or other participating life insurance companies, please see the appropriate prospectus for those contracts.

Payments to Broker-Dealers and Other Financial Intermediaries

When you purchase Fund shares through a life insurance company in connection with its variable annuity contracts or variable life insurance policies, or through another financial intermediary such as a broker-dealer that sells variable annuity contracts or variable life insurance policies, the Fund or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the life insurance company or broker-dealer to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

6	Summary Information

Detailed Fund Information

This section provides important additional details about each Fund’s investment objective, principal investment strategies and related risks.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s holdings of securities is available in the Statement of Additional Information.

SFT Advantus Managed Volatility Equity Fund

The Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% S&P 500® Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Barclays U.S. 3 Month Treasury Bellwether Index. This objective is not fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund’s investment positions may be overweight or underweight versus the Benchmark Index in all sectors and asset classes.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in other funds or directly in underlying securities while using hedging techniques to manage portfolio risk and volatility. Under normal circumstances, the Fund invests at least 80% of its net assets (excluding collateral received in connection with securities lending) in equity securities. Equity securities in which the Fund may invest include common stocks, preferred stocks, ADRs, rights and warrants, and may include securities of companies that are offered pursuant to an IPO. Equity securities also include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. The Fund may invest in equity securities issued by, that invest in, or that derive their value from companies of any size or market capitalization. On average, the Fund aims to invest approximately 30% of its assets in ETFs that directly invest some of their assets in foreign securities, primarily from issuers in developed countries. The Fund generally seeks to invest in ETFs that invest in equity securities whose prices are less volatile than the equity markets as a whole. The Fund also invests a portion of its assets in cash or cash equivalent debt instruments.

The Fund’s investments are utilized, in part, to seek to limit the Fund’s overall volatility. Volatility is a measure of the magnitude of up and down fluctuations in the value of a security over time, and refers to the amount of uncertainty or risk about the size of changes in a security’s value. A higher volatility means that a security’s value can potentially vary over a larger range of values. This means that the price of the security can change dramatically over a short time period in either direction. Lower volatility means that a security’s value changes at a slower pace over a period of time but does not fluctuate dramatically. The Fund’s use of certain investments in seeking to manage volatility will be consistent with the Fund’s effective equity exposure guidelines described below.

As market conditions change, the Fund’s effective equity exposure will change in an effort to manage overall Fund volatility, with a minimum effective equity exposure of 10% and a maximum effective equity exposure of 100% of the Fund’s total asset value. The Fund seeks to manage its effective equity exposure and its overall volatility by investing primarily in S&P 500® futures contracts and other derivative instruments. In periods when the Fund’s investment adviser expects higher volatility in the equity market, as measured by the S&P 500® Index, the Fund seeks to reduce its effective equity exposure and the overall volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. In periods when the Fund’s investment adviser expects lower volatility in the equity market, the Fund seeks to increase its effective equity exposure by purchasing S&P 500® futures

Detailed Fund Information	7

contracts (taking long positions in such contracts) or reducing its short positions in S&P 500® futures contracts. Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year, or any longer period, may be higher or lower than 10%.

The use of futures contracts and interest rate swaps to manage the Fund’s overall volatility has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the nominal value of the contract. Despite any use of leverage, under normal circumstances the Fund’s effective equity exposure is not expected to exceed 100% of the Fund’s total asset value.

In selecting investments, the Fund’s investment adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates, other market and economic conditions, and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.

Additional information about investments in ETFs. Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”) restricts investments by investment companies in the securities of other investment companies, including ETFs. However, registered investment companies are permitted to invest in other investment companies (“underlying investment companies”) beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions issued to certain ETFs. Included among the conditions is a requirement that such ETFs enter into an agreement with a fund that is consistent with relevant terms of the Section 12(d)(1) exemptive order that the underlying investment company has obtained from the SEC permitting such investments. The Fund has entered into agreements with certain ETFs that permit the Funds to invest in the ETFs to an unlimited extent. Any ETF investment not subject to such exemptive orders will comply with Section 12(d)(1) of the 1940 Act.

The Fund’s investors indirectly bear the expenses of the ETFs in which the Fund invests. The Fund’s indirect expenses of investing in ETFs are the Fund’s portion of the cumulative expenses incurred by the ETFs based on the Fund’s average invested balance in each ETF, the number of days invested, and each ETF’s net annual fund operating expenses for the period during which the Fund was invested in the ETF.

The ETFs in which the Fund invests may change from time to time and at any time, based on the investment adviser’s judgment.

Other Non-Principal Investment Strategies. To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may also invest long or short in any of the following: common stocks, preferred stocks, equity index futures, options on equities, options on ETFs, options on equity index futures, total return swaps, volatility index (VIX) futures contracts and over-the-counter equity and interest rate options.

In addition, certain ETFs in which the Fund invests may invest in foreign securities, including investments in securities from developing markets countries.

The Fund may also invest in other securities and financial instruments described in the Statement of Additional Information, including but not limited to longer-term corporate debt securities, U.S. Government obligations, mortgage-related securities guaranteed by the U.S. Government, collateralized mortgage obligations and other fixed income securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

8	Detailed Fund Information

Principal Risks. An investment in the Fund is subject to the following principal risks:

▲    Acquired Fund Risk

▲    Active Management Risk

▲    Allocation Risk

▲    Company Risk

▲    Concentration Risk

▲    Credit Risk

▲    Derivatives Risk

▲    Exchange Traded Funds Risk

▲    Foreign Securities Risk

▲    Hedging Risk

▲    Investment Company Risk

▲    Leveraging Risk

▲    Managed Volatility Risk

▲    Market Risk

▲    Passive Investment Risk

▲    Risk of Stock Investing

▲    Short Position Risk

▲    Short-Term Trading Risk

▲    Securities Volatility Risk

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:

▲ Developing Markets Countries Risk ▲ Initial Public Offering Risk ▲ Interest Rate Risk	▲ Sector Risk ▲ Securities Lending Risk ▲ Short Sale Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional Risk information is provided in the Statement of Additional Information.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may also invest for temporary defensive purposes in cash and various short-term cash equivalent items without limit. When investing for temporary defensive purposes, the Fund may not always achieve its investment objective. See “Investment Objective and Policies — Defensive Purposes” in the Statement of Additional Information for further details.

Defining Risks

Investment in the Fund involves risks. The Fund’s yield and price are not guaranteed, and the value of an investment in the Fund will go up or down.

The Fund and its service providers may be exposed to operational and information security risks from cyber-attacks. Cyber-attacks include, among other things, stealing or corrupting data, attacks on websites, the unauthorized release of confidential information, or other types of information security breaches. Cyber-attacks affecting the Fund or its investment adviser, custodians, intermediaries or other third-party service providers may adversely impact the Fund. For example, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate NAVs, cause the release of confidential business information, impede trading, subject the Fund to regulatory fines, financial losses and/or cause reputational damage, among other things. The Fund may also incur expenses related to cyber security risk mitigation. The securities in which the Fund may invest may also be subject to cyber-security risk, which could result in material adverse consequences for issuers and may cause the value of the Fund’s investment in such securities to lose value.

The value of an investment in the Fund may be affected by the risks identified in the section entitled “Detailed Fund Information” above. The following glossary describes those identified risks associated with investing in the Fund.

▲

Acquired Fund Risk – the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by another investment company, such as an ETF, in which the Fund invests (an “Acquired Fund”) and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Fund to achieve its investment objectives.

Detailed Fund Information	9

▲

Active Management Risk – the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

▲	Allocation Risk – the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated.

▲

Company Risk – the risk that individual securities may perform differently from the overall market as a result of changes in specific factors such as profitability or investor perceptions, or as a result of increased volatility in a company’s income or share price because of the amount of leverage on the company’s balance sheet.

▲

Concentration Risk – the risk that to the extent that the portfolio of an ETF in which the Fund invests, reflects concentration in the securities of issuers in a particular region, market, industry, group of industries, country, group of countries, sector or asset class, the Fund or an ETF in which the Fund invests may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, market, industry, group of industries, country, group of countries, sector or asset class. This is a principal risk of the ETFs in which the Fund invests, and an indirect risk of an investment in the Fund.

▲

Credit Risk – the risk that the Fund may lose some or all of its investment, including both principal and interest, because an issuer of a security or fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.

▲

Derivatives Risk – the risk that the Fund’s investment in S&P 500® futures contracts may involve a small investment relative to the amount of risk assumed. The successful use of derivative instruments may depend on investment adviser’s ability to predict market movements. Risks include delivery failure, default by the other party (or the exchange) or the inability to close out a position because the trading market becomes illiquid. If the investment adviser is not successful in using derivatives, the Fund’s performance may be worse than if the investment adviser did not use derivatives at all.

▲

Developing Market Countries Risk – the risk that the Fund’s investments in ETFs that invest in securities from developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. This is a principal risk of certain ETFs in which the Fund may invest, and an indirect risk of an investment in the Fund.

▲

Exchange Traded Funds Risk – the risk that exchange traded funds in which the Fund may invest may be subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track. In addition, there are brokerage commissions paid in connection with buying or selling ETF shares and ETFs have management fees and other expenses. This is a principal risk of the ETFs in which the Fund invests, and an indirect risk of an investment in the Fund.

10	Detailed Fund Information

▲

Foreign Securities Risk – is the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. This is a principal risk of certain ETFs in which the Fund may invest, and an indirect risk of an investment in the Fund.

▲

Hedging Risk – the risk that the Fund’s use of derivatives for hedging purposes, although designed to help manage volatility and offset negative movements in the securities in which the Fund invests, will not always be successful. Hedging can cause the Fund to lose money and can reduce the opportunity for gain. Among other things, these negative effects can occur if the market moves in a direction that the Fund’s investment adviser does not expect or the Fund cannot close out its position in a hedging instrument.

▲

Interest Rate Risk – the risk that the value of a debt security or fixed income obligation will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The negative impact on a debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund.

▲

Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.

▲

Leveraging Risk – the risk that certain transactions of the Fund, such as transactions in derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

▲

Managed Volatility Risk – the risk that the investment adviser may be unsuccessful in managing volatility and the Fund may experience a high level of volatility in its returns. The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole and they could be more volatile. While the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the strategy will deliver competitive returns. Even if successful, the strategy may also result in returns increasing to a lesser degree than the market, or decreasing when the values of certain securities used in the strategy are stable or rising. The strategy may expose the Fund to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in underlying securities. Additionally, the derivatives used to hedge the value of securities are not identical to the securities held, and as a result, the investment in derivatives may decline in value at the same time as underlying investments.

Detailed Fund Information	11

▲	Market Risk – the risk that Fund investments are subject to adverse trends in capital markets. This is a principal risk of an investment in the Fund and in the ETFs in which the Fund may invest.

▲

Passive Investment Risk – the risk that, because they are not actively managed, the ETFs in which the Fund may invest may be affected by a general decline in market segments relating to their respective benchmark indices. An ETF typically invests in securities included in, or representative of, its benchmark index regardless of their investment merits and does not attempt to take defensive positions in declining markets. This is a principal risk of the ETFs in which the Fund invests, and an indirect risk of an investment in the Fund.

▲

Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

▲

Short Position Risk – the risk that, in taking a short position in a transaction involving a derivative instrument, the Fund may suffer a loss because the risk assumed in such instrument significantly exceeds the amount of the initial investment, or because the Fund is unable to close out its short position or a counterparty to the transaction fails to perform as promised.

▲	Short-Term Trading Risk – the risk that the Fund may trade securities frequently and hold securities for one year or less, which will increase the Fund’s transaction costs.

▲

Securities Volatility Risk – the risk that the value of securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different markets and different types of securities can react differently to these developments. Issuer, political, or economic developments can affect the volatility of a single issuer, issuers within an industry or economic sector or geographic region, or the markets as a whole. Changes in the financial condition of a single issuer can impact the volatility of the markets as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

▲

Initial Public Offering Risk – Investments in IPOs can have a significant positive impact on the Fund’s performance; however any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. To the extent that IPOs have had a significant impact on the Fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs is also likely to decline as the Fund grows.

▲

Sector Risk – is the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.

▲

Securities Lending Risk – is the risk that the Fund may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the Fund enters into loan arrangements only with institutions that the Fund’s investment adviser or sub-adviser has determined are creditworthy. In addition, the investment

12	Detailed Fund Information

of the cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk and other risks that are present in the market, and, as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. This could result in losses incurred by the Fund.

▲

Short Sale Risk – the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Detailed Fund Information	13

Management of the Fund

Advantus Capital Management, Inc.

The investment adviser of the Fund is Advantus Capital Management, Inc. (Advantus Capital), 400 Robert Street North, St. Paul, Minnesota 55101, which has managed the Trust’s and its predecessor’s assets since May 1, 1997. On May 1, 2012, the Trust adopted and amended the registration statement of Advantus Series Fund, Inc. (“Advantus Series Fund”) pursuant to a Plan of Reorganization. In connection with this, each Portfolio of Advantus Series Fund was reorganized into a separate Fund of the Trust effective May 1, 2012.

Since its inception in 1994, Advantus Capital has also managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life), and has provided investment sub-advisory services for various unaffiliated mutual funds. Advantus Capital manages the Trust’s investments and furnishes all necessary office facilities, equipment and personnel for servicing the Trust’s investments. Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc. (SFG), which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life’s investment portfolio. In addition, SFG serves as administrative services agent to the Trust.

The Trust and Advantus Capital have obtained an exemptive order from the Securities and Exchange Commission (SEC) allowing them to use a “manager of managers” strategy related to management of the Trust. Under this strategy, Advantus Capital may select new Fund investment sub-advisers upon the approval of the Trust’s Board of Trustees and without shareholder approval. Advantus Capital may change the terms of any investment sub-advisory agreement or continue to employ an investment sub-adviser after termination of an investment sub-advisory agreement. Investors will be notified of the appointment of or any investment sub-adviser changes. Trust shareholders may terminate investment sub-adviser arrangements upon a vote of the majority of the applicable outstanding Fund shares. Advantus Capital is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement and retains ultimate responsibility for the investment performance of each sub-adviser. Investors in the Trust (purchasers of variable life insurance policies and variable annuity contracts issued by Minnesota Life or other life insurance companies to which the Trust has sold its shares) are, in effect, electing to have Advantus Capital either manage the investment of the Fund’s assets or select one or more sub-advisers to achieve the Fund’s investment objective.

Advisory Fees

The Trust pays Advantus Capital monthly advisory fees of 0.65% of the Fund’s average daily net assets calculated on an annual basis.

A discussion regarding the basis of the approval by the Board of Trustees of the Investment Advisory Agreement with Advantus Capital will be available in the Annual Report to Shareholders for the period ended December 31, 2015.

Fund Expense Limitation Agreement. Advantus Capital and the Trust, on behalf of the Fund, have entered into an Expense Limitation Agreement, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s

14	Management of the Funds

average daily net assets for one year beginning on November 18, 2015. The Agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days’ notice prior to the end of a contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund’s ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

Portfolio Managers

The following persons serve as the primary portfolio managers for the Fund (the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Trust):

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
SFT Advantus Managed Volatility Equity	David M. Kuplic Executive Vice President and Portfolio Manager, Advantus Capital	November 18, 2015	Executive Vice President and Director since July 2007, Advantus Capital, and President, Securian Funds Trust since July 2011
	Craig M. Stapleton Vice President and Portfolio Manager, Advantus Capital	November 18, 2015	Vice President and Portfolio Manager since December 2012, previously Portfolio Manager since June 2012, Associate Portfolio Manager 2010-2012, and Quantitative Research Analyst 2005-2010, Advantus Capital

Management of the Funds	15

Distribution Arrangements

Fund shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Fund shares are currently offered only to certain separate accounts of Minnesota Life in connection with its variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance company affiliates of Minnesota Life. It is possible that the Trust may offer Fund shares to other financial intermediaries in the future. Purchases and sales of Fund shares may be effected only through a participating life insurance company or qualified plan. Securian Financial Services, Inc. (Securian Financial) serves as the underwriter of the Trust’s shares.

The Trust has issued a separate series of its common stock for the Fund. The Fund currently offers its shares in only one class.

Distribution Fees

The Trust has adopted a Rule 12b-1 Distribution Plan which covers the SFT Advantus Managed Volatility Equity Fund. The Fund pays distribution fees equal to .25% per annum of the average daily net assets of the Fund. These fees are paid out of the Fund’s assets on an on-going basis, which affects the Fund’s share price, and, over time, increases the cost of an investment in the Fund. These distribution fees may also cost the purchaser of a variable life insurance policy or variable annuity contract which is invested in the Fund more over time than other types of sales charges that may be paid in connection with the variable policy or contract. The fees are paid to Securian Financial, the Trust’s underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Fund’s shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain administrative or other non-distribution services as provided for in the Distribution Plan.

Payments to Insurance Companies

Minnesota Life, or another life insurance company issuing variable life insurance policies or variable annuity contracts that invest in the Fund, may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Advantus Capital may make other payments to insurance companies that are intended to compensate such companies for costs of various administrative support services they perform in connection with variable life insurance policies and variable annuity contracts that invest in the Fund. These services may indirectly benefit the Trust and the fees paid by Advantus Capital are in addition to any fees that may be paid by the Trust for these or other types of services. Advantus Capital currently makes such payments to Minnesota Life in amounts based on a percentage of the average daily net asset value of shares of certain Funds held in connection with certain Minnesota Life variable life insurance policies and variable annuity contracts. In the case of shares of the SFT Advantus Managed Volatility Equity Fund held in connection with such policies and contracts, payments range from .10% to .20% depending on the level of net assets attributable to such shares and the level of fee waivers and other expense reimbursements made by Advantus Capital in connection with such Fund. The amount of any payments described in this paragraph is determined by Advantus Capital, and all such amounts are paid out of Advantus Capital’s available assets and not by the Trust. As a result, the total expense ratio of any Fund will not be affected by any such payments.

16	Distribution Arrangements

Shareholder Information

Determination of Net Asset Value

Net asset value (NAV) for one Fund share is equal to the Fund’s total investments less any liabilities divided by the number of Fund shares. To determine NAV, the Fund generally values its investments based on market quotations. Debt securities may be valued based on calculations furnished to the Fund by a pricing service or by brokers who make a market in such securities. The Fund may hold securities that are listed on foreign stock exchanges. These foreign securities may trade on weekends or other days when the Fund typically does not calculate NAV. As a result, the NAV of the Fund shares may change on days when an investor will not be able to purchase or sell Fund shares. NAV is generally calculated as of the close of normal trading on the New York Stock Exchange (NYSE), typically 3:00 p.m. Central time. NAV is not calculated on: (a) days in which changes in the Fund’s investment portfolio do not materially change the Fund’s NAV, (b) days on which no Fund shares are purchased or sold, and (c) customary national business holidays on which the NYSE is closed for trading.

If market quotations are not available for certain Fund investments, the investments are valued based on the fair value of the investments as determined in good faith by the Advantus Capital Valuation Committee under the supervision of the Trust’s Board of Trustees and in accordance with Board-approved valuation policies and procedures. The Fund’s investments will also be valued at fair value by the Valuation Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (for example, a foreign exchange or market) and before the time the Fund’s share price is calculated. Other circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or defaults; (ii) when events occur such as markets closing early or not opening, or security trading halts; or (iii) when pricing certain restricted or non-public securities. Despite best efforts, due to the subjective nature of fair value pricing there is an inherent risk that the fair value of an investment may be higher or lower than the value the Fund would have received based on market quotations. Fair value pricing may in some cases reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, fair value pricing cannot eliminate the possibility of frequent trading (see “Excessive Trading” below).

Buying Shares

Fund shares may be sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Fund shares are currently offered only to certain of Minnesota Life’s separate accounts in connection with its variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance company affiliates of Minnesota Life. It is possible that the Trust may offer Fund shares to other financial intermediaries in the future. In all cases, Fund shares are held in an omnibus account owned by the participating financial intermediary. Please refer to the appropriate separate account prospectus or plan documents for details. Securian Financial serves as the underwriter of the Trust’s shares.

Eligible investors may purchase Fund shares on any day the NYSE is open for business. The price for Fund shares is equal to the Fund’s NAV.

A purchase order will be priced at the next NAV calculated after the purchase order is received by the Trust. If a purchase order is received after the close of normal trading on the NYSE, the order will be priced at the NAV calculated on the next day the NYSE is open for trading.

Shareholder Information	17

Selling Shares

Fund shares will be sold on any day the NYSE is open for business, at the NAV next calculated after a sale order is received by the Trust. The amount an investor receives may be more or less than the original purchase price for the applicable shares. The Trust does not impose a redemption fee in connection with such transactions. Redemptions, like purchases, may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for details.

Excessive Trading

The Board of Trustees of the Trust has adopted the following as the Trust’s policies and procedures with respect to frequent purchases and redemptions of Trust shares by shareholders: The Trust and the Fund are not intended for market timing or excessive trading, nor will the Trust knowingly accommodate such trading activity. It is also the policy of the Trust to discourage frequent purchases and redemptions of Fund shares when the Trust becomes aware of such activity, and, in such circumstances, to take steps to attempt to minimize the effect of excessive trading activity in the Fund. Frequent trading into and out of a Fund can disrupt the efficient management of the Fund and its investment strategies, dilute the value of Fund shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all shareholders, including long-term shareholders who do not generate these expenses. If the Fund holds material amounts of thinly-traded securities it may also be more susceptible to market timing risks. Fair value pricing of such securities may, in some cases, reduce the risk of frequent or excessive trading in the Fund, but it cannot eliminate the possibility of such trading.

The Trust and its agents reserve the right to reject, for any reason and without prior notice, any purchase request (including exchange purchases if permitted by the insurance company or qualified plan) by any investor or group of investors indefinitely if they believe that any combination of trading activity, including trading done in multiple accounts under common ownership or control, is attributable to market timing or is otherwise excessive or potentially disruptive to the Fund. In addition to refusing purchase and exchange orders, the Trust reserves the right to instruct its participating financial intermediaries to restrict the availability to their contract owners or plan participants of purchases and exchanges through telephone requests, facsimile transmissions, automated telephone services, express mail or delivery services, internet services or any other electronic transfer service if, in the judgment of the Trust, a contract owner’s or plan participant’s trading has been or may be disruptive to the Fund. The Trust watches for and attempts to detect unusual trading activity by monitoring aggregate trades in Fund shares placed in the omnibus accounts. When such activity is detected, the Trust will contact participating life insurance companies and qualified plans for the purpose of asking them to investigate the trading activities of their contract owners and participants, respectively, to discourage such contract owners or participants from engaging in further abusive trading, and, where appropriate, to impose restrictions on excessive trading as described above.

Although the Trust itself attempts to monitor aggregate trades in the omnibus accounts for unusual activity, the Trust relies primarily on financial intermediaries to take steps reasonably designed to detect and prevent excessive trading in the Trust. In accordance with regulations under the Investment Company Act of 1940, the Trust has entered into a shareholder information agreement with each of its financial intermediaries. Pursuant to such agreements, financial intermediaries are required, among other things, to provide to the Trust, upon request, the Taxpayer Identification Numbers of contract owners or plan participants who trade Trust shares through an omnibus account with the intermediary, as well as the amounts and dates of such transactions. Financial intermediaries are also required to implement instructions from the Trust to restrict or prohibit further purchases or exchanges of Trust shares by a contract owner or plan participant who has been identified by the Trust as being in violation of the Trust’s policies prohibiting excessive trading.

18	Shareholder Information

The Trust will generally refuse purchase or exchange orders from a financial intermediary only in situations where such intermediary has failed to cooperate reasonably in detecting and preventing excessive trading. In addition, the Trust will generally ask a financial intermediary to impose the restrictions described above only if excessive trading by a contract owner or participant continues after the financial intermediary has requested that such trading activity cease. The Trust reserves the right to determine in any circumstance whether excessive trading has occurred, but it will not exercise discretion to do nothing in response to significant evidence of excessive trading activity. It is also the policy of the Trust to impose the restrictions, policies and procedures described above on a uniform basis, but there may sometimes be differences in application for the reasons described in the following paragraph.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Trust’s ability to monitor trades that are placed by individual contract owners and plan participants through the omnibus accounts of financial intermediaries is severely limited because the Trust does not have direct access to the underlying account information for such contract owners and plan participants. There may also be legal and technological limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their contract owners and plan participants. As a result, the Trust’s ability to monitor and discourage abusive trading practices in omnibus accounts owned by life insurance companies and qualified plans, or to do so on a uniform basis, may be limited. In such circumstances, the Trust and its long-term shareholders may suffer some or all of the adverse consequences of excessive trading described above.

Distributions

The Trust intends that the Fund will be treated as a disregarded entity for federal income tax purposes (see “Taxes” below). As a disregarded entity, the Fund is not required to and will not distribute taxable income. Each owner of a disregarded entity, which would be Minnesota Life through its separate accounts, is required to report its respective share of ordinary income, dividends, interest, and short or long term capital gains.

Taxes

Generally. Because the Fund currently has only a single owner (Minnesota Life), the Trust intends that the Fund be treated as a disregarded entity for federal income tax purposes. A disregarded entity is disregarded for federal income tax purposes as an entity separate from its owner, and the owner is treated as directly owning the assets of the disregarded entity and takes into account for federal income tax purposes the income, gains, deductions and losses related to those assets. A description of the tax treatment of each Fund as a partnership or disregarded entity is available in the Statement of Additional Information.

Since Minnesota Life currently is the sole shareholder of the Trust, no discussion regarding the tax consequences to Trust shareholders is included in this prospectus. For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life, please see the accompanying prospectus for those contracts.

Special Fund Diversification Requirements. To enable a variable annuity contract or variable life insurance policy based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund’s investment program is managed to meet those requirements, in addition to other diversification requirements under the Investment Company Act of 1940.

Shareholder Information	19

Failure by the Fund to meet those special requirements could cause earnings on a contract or policy owner’s interest in an insurance company separate account, including earnings attributable to the separate account’s investment in the Fund, to be taxable as income immediately. Those diversification requirements might also limit, to some degree, the Fund’s investment decisions in a way that could reduce its performance.

Mixed and Shared Funding

The Trust serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts (mixed funding), and as the investment medium for such policies and contracts issued by both Minnesota Life and other affiliated and unaffiliated life insurance companies (shared funding). Shared funding also occurs when the Trust is used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Trust at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Trust at the same time or (iii) participating qualified plans to invest in shares of the Trust at the same time as one or more life insurance companies. Neither the Trust nor Minnesota Life currently foresees any disadvantage, but if the Trust determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Trust’s Board of Trustees will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell Trust shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

20	Shareholder Information

Financial Highlights

Because the Fund recently commenced operations, there are no financial highlights available at this time.

Financial Highlights	21

Service Providers

Investment Adviser Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 (800) 665-6005 Administrative Services Agent Securian Financial Group, Inc. (800) 995-3850

Underwriter

Securian Financial Services, Inc.

400 Robert Street North

St. Paul, Minnesota 55101-2098

(800) 820-4205

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Independent Registered Public

Accounting Firm

KPMG LLP

General Counsel

Dorsey & Whitney LLP

Independent Legal Counsel to

Independent Trustees

Faegre Baker Daniels LLP

22	Service Providers

Additional Information About the Trust

The Trust’s annual and semiannual reports include information about securities holdings and other financial information for the Fund. In the Trust’s annual report you will also find a discussion of recent market conditions, economic trends and investment strategies that affected the Fund during the latest fiscal year.

A Statement of Additional Information (SAI) provides further information about the Trust and the Fund. The current SAI is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

How to Obtain Additional Information. The SAI and the Trust’s annual and semiannual reports are available without charge at SecurianFunds.com/prospectus or upon request. You may obtain additional information or make any inquiries:

By Telephone – Call 1-800-995-3850

By Mail – Write to Minnesota Life Insurance Company, 400 Robert Street North, St. Paul, Minnesota

55101-2098

Information about the Trust (including the SAI and annual and semiannual reports) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (telephone 1-202-551-8090 or 1-800-SEC-0330). This information and other reports about the Trust are also available on the SEC’s World Wide Web site at http://www.sec.gov. Copies of this information may be obtained by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or obtained by electronic request to: publicinfo@sec.gov. You will be charged a duplicating fee for copies.

Investment Company Act No. 811-04279

Additional Information About the Trust	23

STATEMENT OF ADDITIONAL INFORMATION

SECURIAN FUNDS TRUST

•	SFT Advantus Bond Fund — Class 1 and Class 2

•	SFT Advantus Index 400 Mid-Cap Fund — Class 1 and Class 2

•	SFT Advantus Index 500 Fund — Class 1 and Class 2

•	SFT Advantus International Bond Fund — Class 1 and Class 2

•	SFT Advantus Managed Volatility Fund

•	SFT Advantus Managed Volatility Equity Fund

•	SFT Advantus Money Market Fund

•	SFT Advantus Mortgage Securities Fund — Class 1 and Class 2

•	SFT Advantus Real Estate Securities Fund — Class 1 and Class 2

•	SFT IvySM Growth Fund

•	SFT IvySM Small Cap Growth Fund

•	SFT Pyramis® Core Equity Fund — Class 1 and Class 2

•	SFT T. Rowe Price Value Fund

November 18, 2015

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the separate Prospectus dated May 1, 2015 for each of the above Funds other than the SFT Advantus Managed Volatility Equity Fund, and to the separate Prospectus dated November 18, 2015 for the SFT Advantus Managed Volatility Equity Fund, and should be read in conjunction therewith.

The audited Annual Report, dated December 31, 2014, and the unaudited Semiannual Report, dated June 30, 2015, of Securian Funds Trust, which either accompany this Statement of Additional Information or have previously been provided to the investor to whom this Statement of Additional Information is being sent, are incorporated herein by reference.

A copy of the Prospectus, Annual Report and Semiannual Report may be obtained by telephone from Minnesota Life Insurance Company (Minnesota Life) and Securian Life Insurance Company (Securian Life) at (800) 995-3850 or by writing to Minnesota Life at 400 Robert Street North, St. Paul, Minnesota 55101-2098. Copies are also available at SecurianFunds.com/prospectus.

GENERAL INFORMATION AND HISTORY

Securian Funds Trust (the “Trust”), is a Delaware statutory trust, each of whose Funds operates as a no-load, diversified, open-end management investment company, except that the SFT Advantus International Bond Fund operates as a non-diversified, open-end management investment company. The Trust was organized on July 8, 2011. On May 1, 2012, the Trust adopted and amended the registration statement of Advantus Series Fund, Inc. (the “Series Fund”), as filed with the Securities and Exchange Commission, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by both the Board of Directors of the Series Fund and the Board of Trustees of the Trust on July 28, 2011, and approved by a majority of the shareholders of each Portfolio of the Series Fund on October 21, 2011. Pursuant to the Plan of Reorganization, each Portfolio of the Series Fund was reorganized into a separate Fund of the Trust effective as of May 1, 2012. The successor Funds of the Trust have the same investment adviser, investment objectives, principal investment strategies and risks as the corresponding predecessor Portfolios of the Series Fund. Expenses of each successor Fund did not increase as a result of the Reorganization.

Subsequent to the reorganization, the SFT Advantus Managed Volatility Fund and SFT Advantus Managed Volatility Equity Fund commenced operations on May 1, 2013 and November 18, 2015, respectively.

Also subsequent to the reorganization, the SFT T. Rowe Price Value Fund, SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund and SFT Pyramis® Core Equity Fund (the “New Funds”) commenced business on May 1, 2014. Each of the New Funds is a “Replacement Portfolio” for two or more “Existing Portfolios.” The Existing Portfolios are unaffiliated investment companies previously available as investment options in certain variable annuity contracts and variable life insurance policies (“Contracts”) issued by Minnesota Life Insurance Company (“Minnesota Life”) and its affiliate, Securian Life Insurance Company (“Securian Life”). On May 1, 2014, assets attributable to Existing Portfolios held under the Contracts were moved to Replacement Portfolios (i.e., the New Funds) pursuant to a so-called “substitution order” issued by the Securities and Exchange Commission on April 24, 2014 (the “SEC Order”). [Rel. No. IC-31028; 812-14203]

For the substitutions involving the SFT IvySM Growth, SFT IvySM Small Cap Growth, SFT Pyramis® Core Equity and SFT T. Rowe Price Value Funds the Existing Portfolios transferred portfolio securities to the Replacement Portfolios (rather than or in addition to cash), and such securities were used to purchase shares in the Replacement Portfolios (i.e., SFT IvySM Growth, SFT IvySM Small Cap Growth, SFT Pyramis® Core Equity and SFT T. Rowe Price Value Funds).

Absent exemptive relief provided in the SEC Order, such “in kind” transactions would be prohibited by Section 17(a) of the Investment Company Act of 1940 (the “1940 Act”). As a condition to receiving the SEC Order, the Section 17 Applicants (Securian Funds Trust, Minnesota Life, Securian Life and the Separate Accounts as defined in the SEC Order Application dated August 22, 2013, as amended on March 27, 2014 [812-14203]) have represented that any in-kind transactions will take place only if such transactions are consistent with the investment policies of both the applicable Existing and Replacement Portfolios and in compliance with the conditions of Rule 17a-7 under the 1940 Act, excluding the cash consideration requirement.

At a Board of Trustees meeting held January 30, 2014, the Trust’s then current Rule 17a-7 Procedures were modified to authorize the “in kind” transactions described above without the receipt of cash consideration. At the same meeting the Trust’s Board of Trustees approved a resolution to the effect that the transactions described above (and in the SEC Exemptive Order Application) were consistent with the policies of the Trust.

The Trust is a series trust, which means that it has several different Funds. The Funds in the Trust are as follows:

•	SFT Advantus Bond Fund

•	SFT Advantus Index 400 Mid-Cap Fund

•	SFT Advantus Index 500 Fund

•	SFT Advantus International Bond Fund

•	SFT Advantus Managed Volatility Fund

•	SFT Advantus Managed Volatility Equity Fund

•	SFT Advantus Money Market Fund

•	SFT Advantus Mortgage Securities Fund

•	SFT Advantus Real Estate Securities Fund

•	SFT IvySM Growth Fund

•	SFT IvySM Small Cap Growth Fund

•	SFT Pyramis® Core Equity Fund

•	SFT T. Rowe Price Value Fund

Each Fund currently offers its shares in two classes (Class 1 and Class 2), except that the SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, SFT Advantus Money Market Fund, SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund and SFT T. Rowe Price Value Fund each offers shares in only one class. Class 2 shares and the SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, SFT Advantus Money Market Fund, SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund and SFT T. Rowe Price Value Fund are subject to a 12b-1 distribution fee. Class 1 shares are NOT subject to a 12b-1 distribution fee.

The investment adviser of the Trust is Advantus Capital Management, Inc. (“Advantus Capital” or the “Adviser”). Advantus Capital has entered into separate investment sub-advisory agreements with: Franklin Advisers, Inc. (“Franklin”) pursuant to which Franklin serves as investment sub-adviser to the Trust’s International Bond Fund; Waddell & Reed Investment Management Company (“WRIMCO”) pursuant to which WRIMCO serves as investment sub-adviser to the Trust’s SFT IvySM Growth Fund and SFT IvySM Small Cap Growth Fund; Pyramis Global Advisors, LLC (“Pyramis”) pursuant to which Pyramis serves as investment sub-adviser to the Trust’s SFT Pyramis® Core Equity Fund; and T. Rowe Price Associates, Inc. (“T. Rowe Price”) pursuant to which T. Rowe Price serves as investment sub-adviser to the Trust’s SFT T. Rowe Price Value Fund.

Currently, the shares of the Trust are sold only to Minnesota Life Insurance Company (“Minnesota Life”), a Minnesota corporation, and to separate accounts of Securian Life Insurance Company, an indirect wholly-owned subsidiary of Minnesota Life domiciled in the State of Minnesota (“Securian Life”). The separate accounts, which will be the owners of the shares of the Trust, will invest in the shares of each Fund in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies (the “Contracts”). Shares of the Trust may in the future also be offered to separate accounts of other participating life insurance companies or to participating qualified plans. Minnesota Life and its subsidiary, Securian Life, through their separate accounts which fund the Contracts, owned 100% of the shares outstanding of each Fund of the Trust as of December 31, 2014. As a result, Minnesota Life is a controlling person of the Trust and through its ownership of shares of the Trust, may elect all the trustees of the Trust and approve other Trust actions. Minnesota Life’s address is 400 Robert Street North, St. Paul, Minnesota 55101-2098.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal investment policies of each of the Funds are set forth in the text of the Trust’s Prospectus under “Detailed Fund Information.” This section contains detailed descriptions of the investment policies of the Funds as identified in the Trust’s Prospectus.

FUND NAMES AND INVESTMENT POLICIES

The SFT Advantus Bond, SFT Advantus Mortgage Securities, SFT Advantus Index 500, SFT Advantus Index 400 Mid-Cap, SFT Advantus Managed Volatility Equity Fund, SFT Advantus International Bond, SFT Advantus Real Estate Securities, SFT IvySM Small Cap Growth and SFT Pyramis® Core Equity Funds of the Trust have names that suggest a focus on a particular type of investment or index. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”), each of those Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The names of these Funds may be changed at any time by a vote of the Trust’s Board of Trustees. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

DEBT AND MONEY MARKET SECURITIES — NON-MONEY MARKET FUNDS

The non-Money Market Funds may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. Such instruments may include the following:

•

Corporate obligations which at the time of purchase are rated within the four highest grades (Baa3 or BBB- or higher) assigned by Standard & Poor’s Corporation (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) or any other independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser, as the case may be. To the extent that a Fund invests in securities rated BBB or Baa by S&P or Moody’s, respectively, or in securities of equivalent quality, it will be investing in securities which have speculative elements. In addition, the SFT Advantus Bond Fund and SFT Advantus Mortgage Securities Funds may each invest up to 10% of their respective net assets in debt securities rated below BBB or Baa by S&P or Moody’s, respectively. The SFT Advantus International Bond Fund may also invest up to 25% of its total assets in securities that are rated below investment grade or unrated but deemed by the Fund’s sub-adviser to be of comparable quality. The SFT T. Rowe Price Value Fund may also invest up to 10% of its total assets in debt securities rated below BBB or Baa by S&P or Moody’s, respectively (convertible securities are not included within this limit). See “Low Rated and Unrated Debt Securities” below. For a description of the ratings used by Moody’s and S&P, see Appendix B (“Bond and Commercial Paper Ratings”) below.

•	Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

•	Debt obligations of banks.

The SFT Advantus Bond, SFT Advantus Mortgage Securities Fund, SFT Advantus Real Estate Securities Fund and SFT T. Rowe Price Value Funds may each purchase U.S. dollar denominated debt securities of foreign governments and companies which are publicly traded in the United States and rated within the four highest grades assigned by S&P or Moody’s, (Baa3 or BBB- or higher) or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser. The SFT Advantus Real Estate Securities Fund may also purchase similarly rated securities of Canadian issuers which are not U.S. dollar denominated or publicly traded in the U.S. See “Foreign Securities” below.

The SFT Advantus International Bond Fund and SFT T. Rowe Price Value Fund may also purchase debt securities of foreign companies and debt securities issued or guaranteed by foreign governments or any of their agencies, instrumentalities or political subdivisions, or by supranational organizations. The SFT Advantus International Bond Fund may invest in fixed-income securities issued or guaranteed by supranational organizations. Such organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by members at the entity’s call), reserves and net income. Securities issued by supranational organizations may be denominated in U.S. dollars or in foreign currencies. Securities issued or guaranteed by supranational organizations are considered by the Securities and Exchange Commission to be securities in the same industry. Therefore, the SFT Advantus International Bond Fund will not concentrate 25% or more of the value of its assets in securities of a single supranational organization. The SFT Advantus Managed Volatility Equity Fund may purchase short-term debt securities and money market instruments consistent with its principal investment strategy. In addition, the SFT Advantus Managed Volatility Equity Fund may purchase other, longer-term corporate obligations or obligations of, or guaranteed by, the U.S. Government or its agencies or instrumentalities as a non-principal investment strategy.

In addition to the instruments described above, which will generally be long-term, but may be purchased by the Funds within one year of the date of a security’s maturity, the Funds may also purchase other high quality securities including:

•

Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of foreign banks which meet the above-stated asset size; and obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

•	Obligations of the International Bank for Reconstruction and Development.

•

Commercial paper (including, in the case of Money Market Fund, variable amount master demand notes) issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody’s or A-1 by S&P, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, issued by a corporation having an outstanding debt issue rated Aa or better by Moody’s or AA or better by S&P, or rated at a comparable level by another independent nationally-recognized rating agency.

The Funds may also invest in securities which are unrated if the Fund’s investment adviser or sub-adviser, as the case may be, determines that such securities are of equivalent investment quality to the rated securities described above. In the case of “split-rated” securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody’s), it is the Fund’s general policy to classify such securities at the higher rating level where, in the judgment of the Fund’s investment adviser or sub-adviser, such classification reasonably reflects the security’s quality and risk.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund’s net asset value.

The Funds may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Funds’ general policy to dispose of such down-graded securities except when, in the judgment of the Funds’ investment adviser or sub-adviser, it is to the Funds’ advantage to continue to hold such securities. In no event, however, will any Fund (except the SFT Advantus International Bond Fund) hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Fund. This 5% is in addition to securities which the Fund may otherwise purchase under its usual investment policies.

The reliance on credit ratings in evaluating securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. They do not purport to reflect the risk of fluctuations in market value of the debt securities and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. The credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Additionally, rating agencies may have a financial interest in generating business from the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating. Additionally, Congress and the Treasury have been in discussions about rating agencies’ role in recent financial turmoil and potential legislation in an effort to reform rating agencies. It is uncertain how such legislation or additional regulation by the SEC might impact the ratings agency business and the investment manager’s investment process.

Adjustable Rate Securities (ARS)

The SFT Advantus International Bond Fund and SFT T. Rowe Price Value Fund each may invest in adjustable rate securities. These are debt securities with interest rates that are adjusted periodically pursuant to a pre-set formula and interval. The interest rates on ARS are readjusted periodically to an amount above the chosen interest rate index. These readjustments occur at intervals ranging from one to sixty months. Movements in the relevant index on which adjustments are based, as well as the applicable spread relating to the ARS, will affect the interest paid on ARS and, therefore, the current income earned by the Funds by investing in ARS. The degree of volatility in the market value of the securities held by the Funds and of the net asset value of the Funds’ shares will be a function primarily of the length of the adjustment period and the degree of volatility in the applicable indices. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the securities. These maximum increases and decreases are typically referred to as “caps” and “floors,” respectively. The SFT Advantus International Bond Fund does not seek to maintain an overall average cap or floor, although Franklin will consider caps or floors in selecting ARS for the Fund.

During periods when short-term interest rates move within the caps and floors of an ARS, the fluctuation in market value of the ARS is expected to be relatively limited, since the interest rates on the ARS generally adjust to market rates within a short period of time. In periods of substantial short-term volatility in interest rates, the value of an ARS may fluctuate more substantially because its the cap and floor may not permit the interest rates to adjust to the full extent of the movements in the market rates during any one adjustment period. In the event of dramatic increases in interest rates, the lifetime caps on the ARS may prevent the securities from adjusting to prevailing rates over the term of the security. In this case, the market value of the ARS may be substantially reduced.

BANK OBLIGATIONS

Bank obligations, or instruments secured by bank obligations, include fixed, floating or variable rate certificates of deposit (CDs), letters of credit, time deposits, bank notes and bankers’ acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified time at a stated interest rate. Bankers’ acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank “accepts” a bankers’ acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity.

The SFT Advantus International Bond Fund and SFT T. Rowe Price Value Fund each may invest in obligations of U.S. banks, foreign branches of U.S. banks, foreign branches of foreign banks, and U.S. branches of foreign banks that have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The Funds may invest in dollar-denominated certificates of deposit and bankers’ acceptances of foreign and domestic banks having total assets in excess of $1 billion, certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion, or cash and time deposits with banks in the currency of any major nation.

FLOATING INTEREST RATE INVESTMENTS

The SFT Advantus International Bond Fund, SFT Advantus Mortgage Securities Fund, and SFT T. Rowe Price Value Fund may each invest in floating interest rate investments. A floating interest rate investment is a debt security, the rate of interest on which is usually established as the sum of a base lending rate plus a specified margin. The base lending rates generally are the London Inter-Bank Offered Rate (LIBOR), the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by lenders loaning money to companies, so-called commercial lenders. The interest rate on Prime Rate-based loans and securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year. Certain floating interest rate investments may permit the borrower to select an interest rate reset period of up to one year. Investments with longer interest rate reset periods or fixed interest rates may fluctuate more in price as a result of changes in interest rates. Some floating interest rate investments may have the additional feature of converting into a fixed rate instrument after certain periods of time or under certain circumstances.

LOW RATED AND UNRATED DEBT SECURITIES

The SFT Advantus Bond Fund, SFT Advantus Managed Volatility Fund, and SFT Advantus Mortgage Securities Fund may each invest up to 10% of their respective net assets in corporate bonds and mortgage-related securities, including convertible securities, which, at the time of acquisition, are rated below “investment grade” (i.e. below BBB- or Baa3 by S&P or Moody’s, respectively), or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser, as the case may be. The SFT T. Rowe Price Value Fund may invest up to 10% of its total assets in corporate bonds and mortgage-related securities, which, at the time of acquisition, are rated below investment grade. The 10% limit for the SFT T. Rowe Price Value Fund does not include convertible securities. Each of these Funds may also hold an additional 5% of its net assets in securities rated below “investment grade” (i.e. below Baa3 or BBB-) where such securities were investment grade at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Fund (see “Debt and Money Market Securities — Non-Money Market Funds” above). Debt securities rated below the four highest categories (below Baa3 by Moody’s or BBB- by S&P) are not considered investment grade obligations and are commonly called “junk bonds.” These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

The SFT Advantus International Bond Fund may not invest more than 25% of its total assets in lower rated securities. It may buy debt securities that are rated C or better by Moody’s and S&P or unrated debt that Franklin deems to be of comparable quality. Debt securities rated C by Moody’s are the lowest rated debt securities and are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated C by S&P are regarded as speculative and this rating typically applies to debt securities that are subordinate to senior debt securities that also have a speculative rating.

The Funds may also invest in unrated debt securities, which are debt securities not yet rated by an independent rating organization. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by Advantus Capital (or for the International Bond Fund, Franklin) to determine whether to purchase unrated debt securities and if it is of comparable quality to rated securities.

Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds’ shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their respective investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

MUNICIPAL SECURITIES

The SFT Advantus International Bond Fund, SFT Advantus Bond Fund and SFT T. Rowe Price Value Fund may each invest in municipal securities. Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the “principal”) at maturity.

Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source.

The value of municipal securities may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of the Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers.

CONVERTIBLE SECURITIES AND PREFERRED STOCK

Certain Funds may invest in debt or preferred stock convertible into or exchangeable for equity securities, as well as non-convertible preferred stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible securities can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. The SFT Advantus Real Estate Securities Fund will limit its purchase of convertible securities and preferred stocks to those that, at the time of purchase, are rated at least B or B2 by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser. The SFT Advantus Bond Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund and SFT Advantus Mortgage Securities Fund will each limit its purchase of convertible securities, and preferred stocks in the case of the SFT Advantus Bond Fund, to those that, at the time of purchase, are rated at least BB or Ba by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser. As an operating policy, none of these Funds will purchase a non-investment grade convertible security or preferred stock if immediately after such purchase such Fund would have more than 10% of its total assets invested in such securities. See “Low Rated and Unrated Debt Securities,” above.

MONEY MARKET SECURITIES — MONEY MARKET FUND

Subject to the limitations under Rule 2a-7 of the Investment Company Act of 1940 (as described in “Investment Restrictions - Additional Restrictions” below), the SFT Advantus Money Market Fund will invest in a managed portfolio of money market instruments as follows:

•

Obligations issued or guaranteed as to principal or interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress.

•

Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations and savings banks which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches or agencies of foreign banks if such banks meet the above-stated asset size; and obligations of any such U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation.

•	Obligations of the International Bank for Reconstruction and Development.

•	Commercial paper (including variable amount master demand notes and asset-backed commercial paper) issued by U.S. limited partnerships, corporations or affiliated foreign corporations.

•

Other corporate debt obligations (including asset-backed obligations) that at the time of issuance were long-term securities, but that have remaining maturities of 397 calendar days or less; except where such obligations are considered “second tier” securities under Rule 2a-7 of the Investment Company Act of 1940, in which case their remaining maturities may not exceed 45 calendar days.

•	Repurchase agreements and reverse repurchase agreements with respect to any of the foregoing obligations.

•	Shares of other investment companies that qualify as money market funds (see “Securities of Other Investment Companies” below).

By limiting the maturity of its investments as described above, the Fund seeks to lessen the changes in the value of its assets caused by market factors. The Fund intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance it will be able to do so.

U.S. GOVERNMENT OBLIGATIONS

Each of the Funds may invest in obligations of the U.S. Government. These obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the U.S. or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress. Bills, notes and bonds issued by the U.S. Treasury are direct obligations of the U.S. Government and differ in their interest rates, maturities and times of issuance. Securities issued or guaranteed by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress include but are not limited to, the Government National Mortgage Association (“GNMA”), the Export-Import Bank, the Student Loan Marketing Association, the U.S. Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association (“FNMA”).

U.S. TREASURY INFLATION-PROTECTION SECURITIES

One type of U.S. government obligation is U.S. Treasury inflation-protection securities. The SFT Advantus Bond Fund, SFT Advantus International Bond Fund and SFT T. Rowe Price Value Fund may each invest in U.S. Treasury inflation-protection securities which are marketable book-entry securities issued by the United States Department of Treasury with a nominal return linked to the inflation rate in consumer prices. The index used to measure inflation is the non-seasonably adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers.

The principal value of an inflation-protection security is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. Some inflation-protection securities may be stripped into principal and interest components.

OBLIGATIONS OF NON-DOMESTIC BANKS

The Funds may invest in U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks. These investments may involve somewhat greater opportunity for income than the other money market instruments in which the Funds invest, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S.

banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks. A Fund will not invest more than 25% of its total assets in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks.

VARIABLE AMOUNT MASTER DEMAND NOTES

The SFT Advantus Money Market Fund and SFT T. Rowe Price Value Fund may each invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Funds at varying market rates of interest pursuant to direct arrangements between the Funds, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower’s consent. Thus, variable amount master demand notes are illiquid assets. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. The Funds’ investment adviser will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note.

MORTGAGE-RELATED SECURITIES

The SFT Advantus Bond Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus International Bond Fund and SFT T. Rowe Price Value Fund may each invest in mortgage-related securities (including securities which represent interests in pools of mortgage loans) issued by government (some of which may be U.S. Government agency issued or guaranteed securities as described herein) and non-government entities such as banks, mortgage lenders or other financial institutions. These securities may include both collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage loans are originated and formed into pools by various organizations, including the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and various private organizations including commercial banks and other mortgage lenders. Payments on mortgage-related securities generally consist of both principal and interest, with occasional repayments of principal due to refinancings, foreclosures or certain other events. Some mortgage-related securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals. Certain mortgage-related securities, such as GNMA securities, entitle the holder to receive such payments, regardless of whether or not the mortgagor makes loan payments; certain mortgage-related securities, such as FNMA securities, guarantee the timely payment of interest and principal; certain mortgage-related securities, such as FHLMC securities, guarantee the timely payment of interest and ultimate collection of principal; and certain mortgage-related securities contain no such guarantees but may offer higher rates of return. No mortgage-related securities guarantee the Fund’s yield or the price of its shares.

Each Fund expects its investments in mortgage-related securities to be primarily in high-grade mortgage-related securities either: (a) issued by GNMA, FNMA or FHLMC or other United States Government owned or sponsored corporations or (b) rated A or better by S&P or Moody’s, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser, as the case may be. The Funds may invest in mortgage-related securities rated BBB or Baa by S&P or Moody’s, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by each Fund’s investment adviser or sub-adviser, as the case may be, when deemed by the Fund’s investment adviser or sub-adviser to be consistent with the Fund’s respective objective. To the extent that a Fund invests in securities rated BBB or Baa by S&P or Moody’s, respectively, it will be investing in securities which have speculative elements. (Each of these Funds may also invest a portion of its assets in securities rated below BBB or Baa by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser. See “Low Rated and Unrated Debt Securities” and “Convertible Securities,” above, for more information.) The SFT Advantus Mortgage Securities Fund may not invest more than 35% of its total assets in securities rated BBB or Baa or lower by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser. For further information about the characteristics and risks of mortgage-related securities, and for a description of the ratings used by Moody’s and S&P, see Appendix A and B (“Mortgage-Related Securities” and “Bond and Commercial Paper Ratings”) below.

In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Fund to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.

U.S. GOVERNMENT MORTGAGE-RELATED SECURITIES

A governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly traded. FHLMC issues Participation Certificates (“PCs”) which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and principal on most PCs. There are some PCs, however, on which FHLMC guarantees the timely payment of interest but only the ultimate payment of principal. PCs are not backed by the full faith and credit of the U.S. Government.

In September of 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. As part of this appointment the U.S. Treasury agreed to provide additional capital to FNMA and FHLMC.

NON-GOVERNMENTAL MORTGAGE-RELATED SECURITIES

The SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus Bond Fund, SFT Advantus International Bond Fund, and SFT T. Rowe Price Value Fund each may invest in non-governmental mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Fund’s investment adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Funds will not purchase mortgage-related securities or any other assets which in its investment adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Fund to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.

COLLATERALIZED MORTGAGE OBLIGATIONS

The SFT Advantus Bond Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus International Bond Fund, and SFT T. Rowe Price Value Fund may each invest in collateralized mortgage obligations (“CMOs”), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a “tranche,” is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S. Government agencies or whole loans. CMOs backed by U.S. Government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings. Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or branches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.

In the traditional form of CMO, interest is paid currently on all tranches but principal payments are applied sequentially to retire each tranche in order of stated maturity. Traditional sequential payment CMOs have evolved into numerous more flexible forms of CMO structures which can vary frequency of payments, maturities, prepayment risk and performance characteristics. The differences between these new types of CMOs relate primarily to the manner in which each varies the amount and timing of principal and interest received by each tranche from the underlying collateral. Under all but the sequential payment structures, specific tranches of CMOs have priority rights over other tranches with respect to the amount and timing of cash flow from the underlying mortgages.

The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities. A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. The Fund may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Fund’s purchase of CMOs generally. CMOs are typically traded over the counter rather than on centralized exchanges. Because CMOs of the type purchased by the Fund tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than CMOs with greater prepayment risk and more volatile performance profiles.

The SFT Advantus Bond Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus International Bond Fund, and SFT T. Rowe Price Value Fund may each also purchase CMOs known as “accrual” or “Z” bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, the SFT Advantus Bond Fund and SFT Advantus Mortgage Securities Fund will not purchase a Z bond if the respective Fund’s aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Fund’s total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).

The SFT Advantus Bond Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus International Bond Fund, and SFT T. Rowe Price Value Fund may each also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index. Accordingly, the coupon rate will increase as interest rates decrease. The Fund would be adversely affected, however, by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase. Inverse or reverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs, and usually carry a lower cash flow priority. As an operating policy, the SFT Advantus Bond Fund and SFT Advantus Mortgage Securities Fund will treat inverse floating rate CMOs as illiquid and, therefore, will limit its investments in such securities, together with all other illiquid securities, to 15% of such Fund’s net assets.

In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Fund to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.

STRUCTURED INVESTMENTS

The SFT Advantus Bond Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Money Market Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus International Bond Fund, and SFT T. Rowe Price Value Fund may each invest in structured investments where the underlying instruments in such structured investments are mortgage-related securities, asset-backed securities or other debt securities in which the Funds may otherwise invest.

Structured investments are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities typically are organized by investment banking firms that receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The SFT Advantus Bond, SFT Advantus Managed Volatility, SFT Advantus Mortgage Securities, SFT Advantus International Bond Funds, and SFT T. Rowe Price Value Fund are each permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund’s purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying instruments, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be “investment companies” as defined in the Investment Company Act of 1940 (the “1940 Act”). As a result, the Funds’ investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments typically are sold in private placement transactions to institutional investors such as the Funds, and there generally is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Funds’ restrictions on investments in illiquid securities.

        In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Funds to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.

STRIPPED MORTGAGE-BACKED SECURITIES

The SFT Advantus Bond Fund, SFT Advantus International Bond Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Mortgage Securities Fund, and SFT T. Rowe Price Value Fund may each invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent undivided ownership interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. “IOs” (interest only securities) receive the interest portion of the cash flow while “POs” (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates, unlike other mortgage-backed securities (which tend to move in the opposite direction compared to interest rates). Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation (i.e., a GNMA). Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy, the

Funds (except the SFT Advantus International Bond Fund) will limit its investments in IOs and POs to 15% of the Fund’s net assets, and all Funds will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of a Fund’s net assets) except to the extent such securities are deemed liquid by the Fund’s adviser or sub-adviser in accordance with standards established by the Trust’s Board of Trustees. See “Restricted and Illiquid Securities” below.

ASSET-BACKED AND STRIPPED ASSET-BACKED SECURITIES

The SFT Advantus Bond Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Money Market Fund, SFT Advantus Mortgage Securities Fund and SFT T. Rowe Price Value Fund may each invest in asset-backed securities rated within the four highest grades assigned by Moody’s or S&P (Baa3 or BBB- or higher), or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser. (SFT Advantus International Bond Fund may invest in asset-backed securities which are unrated or rated as permitted under “Low Rated and Unrated Debt Securities” above.) Asset-backed securities usually represent interests in pools of consumer loans (typically trade, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security may be difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Some asset-backed transactions are structured with a “revolving period” during which the principal balance of the asset-backed security is maintained at a fixed level, followed by a period of rapid repayment. This structure is intended to insulate holders of the asset-backed security from prepayment risk to a significant extent. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

The SFT Advantus Bond Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus International Bond Fund and SFT T. Rowe Price Value Fund may also invest in stripped asset-backed securities. Asset-backed securities may be stripped to create interest-only and principal-only securities in the same manner as mortgage-backed securities. See “Stripped Mortgage-Backed Securities,” above. The value of asset-backed IOs also tends to move in the same direction as changes in interest rates, unlike other asset-backed (or mortgage-backed) securities, which tend to move in the opposite direction compared to interest rates. As with stripped mortgage-backed securities, the cash flows and yields on asset-backed IOs and POs are also extremely sensitive to the rate of principal payments on the related underlying assets. See “Stripped Mortgage-Backed Securities,” above. As an operating policy, each of these Funds (except the SFT Advantus International Bond Fund) will limit its investments in IOs and POs to 15% of the Fund’s net assets, and all Funds will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of each Fund’s net assets) except to the extent such securities are deemed liquid by the Fund’s adviser (or sub-adviser) in accordance with standards established by the Trust’s Board of Trustees. See “Restricted and Illiquid Securities” below.

Certain asset backed securities are issued as the debt of a “bankruptcy remote” special purpose entity organized by sponsors solely for the purpose of owning such assets and issuing such debt. Although these issuers are currently viewed as bankruptcy remote, they are subject to the risk of changes in case law or other laws governing the formation of these entities. If these laws change, there is a risk these assets could be deemed to be available to creditors upon the bankruptcy of a sponsor.

DIRECT INVESTMENTS IN MORTGAGES – WHOLE LOANS

The SFT Advantus Mortgage Securities Fund and SFT Advantus Bond Fund may each invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Fund becomes the mortgagee). Such investments are not “mortgage-related securities” as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as “whole loans”.) The vendor of such mortgages receives a fee from the Fund for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as the Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. At present, such investments are considered to be illiquid by the Fund’s investment adviser or sub-adviser. A Fund will invest in such mortgages only if its investment adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Fund.

ZERO COUPON SECURITIES

The Funds may invest in zero coupon securities. When held to maturity, the entire return on zero coupon securities, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value.

Zero coupon securities, like other investments in debt securities, are subject to certain risks, including credit and market risks. Credit risk is the function of the ability of an issuer of a security to maintain timely interest payments and to pay the principal of a security upon maturity.

Market risk is the risk of the price fluctuation of a security due primarily to market interest rates prevailing generally in the economy. Market risk may also include elements which take into account the underlying credit rating of an issuer, the maturity length of a security, a security’s yield, and general economic and interest rate conditions. Zero coupon securities do not make any periodic payments of interest prior to maturity and the stripping of the securities causes the zero coupon securities to be offered at a discount from their face amounts. The market value of the zero coupon securities will fluctuate, perhaps markedly, and changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund of securities consisting of debt obligations of comparable coupon bearing maturities. The amount of fluctuation increases with longer maturities.

Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.

When held to maturity, the return on zero coupon securities consists entirely of the difference between the maturity value and the purchase price of securities held in the Fund. While this difference allows investors to measure initial investment return, it also must be considered in light of changing economic conditions.

PAY-IN-KIND AND DELAYED INTEREST SECURITIES

The SFT Advantus International Bond Fund and SFT T. Rowe Price Value Fund may also invest in pay-in-kind securities and delayed interest securities. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest on pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than the values of securities that distribute income regularly and they may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund’s investments in pay-in-kind and delayed interest securities will result in special tax consequences.

DERIVATIVE INSTRUMENTS

Derivative instruments are those financial instruments whose values are dependent upon the performance of one or more underlying assets, such as securities, interest rates, currencies, commodities or related indices. Derivatives may be used for “hedging,” which means that they may help manage risks relating to interest rates, currency fluctuations and other market factors. They also may be used when the manager seeks to increase liquidity, implement a tax or cash management strategy, invest in a particular bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the Fund’s portfolio investments and/or to enhance total return. However derivatives are used, their successful use is not assured and will depend upon the manager’s ability to predict relevant market movements.

The Funds may use derivative transactions without limit for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Funds’ use of derivatives transactions for purposes other than direct hedging may be limited from time to time by policies adopted by the board of trustees or the Fund’s investment manager. Because some derivatives may enable a Fund to purchase or sell exposure to one or more underlying assets or indices for a relatively small amount of cash, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives.

The SFT Advantus International Bond Fund may invest in derivatives for the uses, and in the amounts, identified below:

•	Cross currency swaps — up to 100% of notional value of the Fund for direct hedging, and up to 100% of notional value of the Fund for other hedging, to gain exposure and to take short positions.

•	Currency forwards — may hedge limited to (combined with exposure from currency and currency index futures) the notional value of hedged instruments, and for other hedging and investment purposes not to exceed (combined with exposure from currency and currency index futures) 150% of the notional value of the Fund.

•

Currency and currency index futures — may hedge existing risks limited to (combined with exposure from currency forwards) notional value of the underlying instruments being hedged, and for other hedging and investment purposes not to exceed (combined with exposure from currency forwards) 150% of the notional value of the Fund.

•

Currency options (over the counter and exchange traded) — to hedge existing currency risks limited to 5% (per notional of underlying instrument) of total assets of the Fund, and for non-hedging purposes, limited to an additional 5% (notional) of total assets of the Fund.

•

Interest rate swaps — to hedge existing risks limited to notional value of the underlying instruments, and for other purposes limited to a notional value of 25% of total assets of the Fund (when combined with the notional exposures from interest rate and bond futures).

•

Interest rate/bond future, including U.S. Treasury futures — for hedging and investment purposes limited to a notional value of 25% of total assets of the Fund (when combined with exposures from interest rate swaps).

•

Options on interest rate/bond futures — to hedge existing risks up to the notional value of the underlying instruments, and to buy options for hedging and other purposes limited to 5% market value of the Fund.

•

Options on interest rate swaps (swaptions) — to hedge existing risks up to the notional value of the underlying instruments, and to buy options for hedging and other purposes limited to 5% market value of the Fund.

•	Credit default swaps (single name and index) — up to 25% of market value of the Fund for direct hedging, up to 25% of market value for buying and up to 25% of notional value for selling.

FUTURE DEVELOPMENTS IN DERIVATIVES. A Fund may take advantage of opportunities in the area of derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed in the future, to the extent such opportunities are consistent with the Fund’s investment goals and are legally permissible for the Fund.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

GENERALLY. The Funds may enter into a variety of futures contracts, including, without limitation, interest rate and other bond futures contracts, index futures contracts, exchange traded fund (ETF) futures contracts, foreign currency futures contracts and currency index futures, and may also purchase and sell put and call options on futures contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

In addition, futures contract strategies can be used to manage the average duration of a Fund’s fixed-income portfolio. If Advantus Capital or a sub-adviser wishes to shorten the average duration of a Fund’s fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If Advantus Capital or a sub-adviser wishes to lengthen the average duration of a Fund’s fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

A Fund may not enter into short positions in futures contracts or options on futures contracts except for bona fide hedging or other risk management purposes (which may also have the effect of either lengthening or shortening the average duration of its portfolio of fixed income and other debt securities). Subject to the additional limitations described under “Regulatory Matters” below, futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

FUTURES CONTRACTS. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be “exercised” at any other time during their term.

Purchases or sales of stock index futures contracts are used to attempt to protect current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund’s current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Fund’s securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of a Fund’s securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by such Fund.

The underlying items to which futures contracts may relate include foreign currencies, currency indices, interest rates, bond indices, and debt securities, including corporate debt securities, non-U.S. government debt securities and U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or closed out before the settlement date so that the parties do not have to make or take delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.” Initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as “marking to the market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. Daily variation margin calls could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

U.S. futures contracts may be purchased or sold only on an exchange, known as a “contract market,” designated by the Commodity Futures Trading Commission (“CFTC”) for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract. Futures contracts may also be traded on foreign exchanges.

Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to maintain cash or liquid assets in an account.

VOLATILITY (VIX) FUTURES CONTRACTS. In seeking to manage portfolio risk and volatility, the SFT Advantus Managed Volatility Fund and SFT Advantus Managed Volatility Equity Fund may invest in long or short Chicago Board Options Exchange S&P 500 Volatility Index (VIX) futures contracts (also known as volatility futures). The VIX is a measure of the expected or implied volatility (i.e., movement up or down) of the S&P 500 over the next thirty days. The Fund may attempt to manage its exposure to volatility in the S&P 500 through the use of VIX futures contracts. However, the implied volatility of the S&P 500 as measured by VIX may not track the realized volatility of the S&P 500. Additionally, the realized volatility of the equity holdings in the Fund may not track the realized volatility of the S&P 500. These tracking differences may cause the hedge to be less effective than desired. In addition, the term structure of volatility futures (i.e., the term of the contract) influences the cost of holding hedge positions over time. As the cost of long-term contracts increases versus the cost of short-term contracts, the cost of maintaining a long position in volatility futures becomes more expensive.

OPTIONS ON FUTURES CONTRACTS. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

Options on futures contracts that are written or purchased by the Funds on United States exchanges are traded on the same contract market as the underlying futures contract and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, options on futures contracts may be traded on foreign exchanges.

RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The use of futures contracts and options on futures contracts will expose the Funds to additional investment risks and transactions costs. Risks include:

•	the risk that interest rates, securities prices or currency markets will not move in the direction that the Fund’s investment adviser or sub-adviser anticipates;

•	an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged;

•	the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits;

•	leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument; and

•	the risk that the counterparty to an instrument will fail to perform its obligations.

REGULATORY MATTERS. As an open-end investment company registered with the Securities and Exchange Commission (SEC), the Trust and its Funds are subject to the federal securities laws, including the Investment Company Act of 1940, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, a Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC-approved or staff-approved measures, while the derivatives contracts are open. For example, with respect to futures contracts and forward commitments that are not contractually required to “cash settle,” the Trust must cover its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures contracts and forward commitments that are contractually required to “cash settle,” however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal only to its net obligations under cash settled futures contracts and forward commitments, the Fund will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such contracts. See the discussion above of risks associated with such contracts, including leverage risk. The Trust reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

The investment adviser, on behalf of each of the Funds that invests in futures contracts, options on future contracts, and swaps, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. On February 9, 2012, the Commodities Futures Trading Commission (“CFTC”) adopted final rules that require registered investment companies claiming exclusion from the term “commodity pool operator” under CFTC Rule 4.5 to use commodity futures, commodity options contracts or swaps solely for bona fide hedging purposes within the meaning and intent of Rules 1.3(z)(1) and 151.5, unless, with respect to such positions that do not come within the meaning and intent of Rules 1.3(z)(1) and 151.5, the aggregate initial margin and premiums required to establish such positions do not exceed five percent of the liquidation value of the registered investment company’s portfolio, as determined at the time the most recent position was established, or the aggregate net notional value of commodity futures, commodity option contracts, or swap positions does not exceed 100 percent of the liquidation value of the pool’s portfolio, determined at the time the most recent position was established, with Rule 4.5 specifying the method of calculation. If an investment adviser to a registered investment company can represent that the registered investment company’s operations comply with the stated requirements of CFTC Rule 4.5, the investment adviser may rely upon a notice of exclusion from the definition of “commodity pool operator,” though such notice must be affirmed annually. If an investment adviser to a registered investment company cannot rely on a notice of exclusion, because it cannot meet the requirements for exclusion, the investment adviser will have to register with the CFTC and undertake the reporting obligations and pay the expenses incurred in connection therewith. In each case, the Funds and the investment adviser will comply with Rule 4.5.

The above limitation on the Funds’ investments in futures contracts, commodity options and swaps, and the Trust’s policies regarding futures contracts, options and swaps discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit. With respect to positions in commodity futures, commodity options, and swaps contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%, or the aggregate net notional value of such commodity futures, commodity options contracts, or swaps positions will not exceed 100 percent of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into, in either case determined at the time the most recent position was established.

For examples of futures contracts and their tax treatment, see Appendix C to this Statement of Additional Information.

OPTIONS

Each Fund except the SFT Advantus Money Market Fund may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Each Fund will limit the total market value of securities against which it may write call or put options to 20% of its total assets. In addition, no Fund will commit more than 5% of its total assets to premiums when purchasing put or call options.

A put option gives the purchaser the right to sell a security, currency or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security, currency or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a Fund writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a Fund writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options that the Funds may purchase or write may be traded on a national securities exchange and in the over-the-counter (OTC) market.

Funds may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a Fund owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised.

By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Fund purchases a put or call option, any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the option.

The Funds may buy both put and call exchange traded options, as well as both put and call Over-the-counter (OTC) options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While a Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying instruments and in a wider range of expiration dates and exercise prices than exchange traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The Trust understands that the staff of the SEC currently takes the position that purchased OTC options are considered illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. Pending a change in the staff’s position, the Trust will treat OTC options and “covering” assets as illiquid and subject to each Fund’s limitation on illiquid securities.

OPTIONS ON SECURITIES. An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or “writer,” however, is potentially unlimited, unless the option is “covered.” A call option written by a Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian. A put option written by a Fund is “covered” if the Fund maintains cash and liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer’s obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option.

Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. While exchange-traded options have a continuous liquid market, over-the-counter options may not.

OPTIONS ON STOCK INDEXES. In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

A Fund will cover all options on stock indexes by owning securities whose price changes, in the opinion of the Fund’s adviser or sub-adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Funds will secure put options on stock indexes by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The index underlying a stock option index may be a “broad-based” index, such as the Standard & Poor’s 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard & Poor’s 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

RISKS OF OPTIONS. The Funds’ options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the investment manager is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the investment manager did not employ such strategies.

SWAP AGREEMENTS

Each Fund (other than the SFT Advantus Money Market Fund) may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield because these agreements may affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps, floors and collars have an effect similar to buying or writing options. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Fund’s investment adviser or sub-adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by Advantus Capital or the sub-adviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund’s securities.

Advantus Capital and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

Options on Swap Agreements (“swaptions”). Generally, the Funds may purchase and write (sell) both put and call options on swap agreements, commonly known as swaptions. The Funds may buy options on interest rate swaps to help hedge the Fund’s risk of potentially rising interest rates. A swaption is an over-the-counter option (see the discussion on OTC options) that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of a swaption receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. The Fund generally assumes a greater risk when it writes (sells) a swaption than when it purchases a swaption. When the Fund purchases a swaption, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. When the Fund writes (sells) a swaption, however, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Swaptions also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and interest rate risk. With respect to the Fund’s purchase of options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaption, the value of the underlying interest rate swap and therefore the value of the swaption will change.

Credit Default Swaps. Each Fund (other than the SFT Advantus Managed Volatility Fund and SFT Advantus Money Market Fund) may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller (which are not contractually required to cash settle), the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit the extent of potential leveraging of the Fund. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. In the alternative, with respect to credit default swaps subject to a contractual requirement to “cash settle,” the Fund is permitted to segregate liquid assets in an amount equal only to the Fund’s daily mark-to-market (net) obligations, if any, rather than the full notional value of such swaps.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the adviser correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty to a swap agreement. Certain positions adopted by the Internal Revenue Service may limit the Fund’s ability to use swap agreements in a desired tax strategy.

The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange payments based on the changes in an interest rate or rates. Typically, one interest rate is fixed while the other interest rate changes with changes in a designated interest rate benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Inflation index swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference”) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Options on swap agreements. Generally, the Fund may purchase options on credit default swaps and options on interest rate swaps, commonly known as swaptions. For example, the Fund may buy options on interest rate swaps to help hedge the Fund’s risk of potentially rising interest rates or options on credit default swaps to help hedge the Fund’s risk of a credit rating decline in one or more of the debt securities held by the Fund. An option generally is an over-the-counter option (see the discussion on OTC options) that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of an option receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay the floating-rate cash flows). In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change. When the Fund purchases an option on a swap, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. Such options also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and interest rate risk. With respect to the Fund’s purchase of options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaptions, the value of the underlying interest rate swap and therefore the value of the swaptions will change.

There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the options on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.

For more information about these risks and the mechanics of options and swap agreements, see the discussion of OTC options and swap agreements, including the descriptions of various types of swaps the Fund may enter into.

Risks of swaps. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns. If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.

Swap agreements currently are not automatically traded on exchanges and are not subject to government regulation. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of a swap agreement with the Fund as a consequence of credit considerations. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Fund’s investment manager will only approve a swap agreement counterparty for the Fund if the investment manager deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

As a result of the recent turmoil in the financial markets, legislation has been enacted that will likely result in numerous proposals by various entities to regulate the OTC derivatives markets, including, specifically, credit default swaps. The Fund cannot predict the outcome or final form of any of these proposals or if or when any of them would become effective. However, any additional regulation or limitation on the OTC markets for derivatives could materially and adversely impact the ability of the Fund to buy or sell OTC derivatives, including credit default swaps.

Certain Internal Revenue Service positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

Combined Transactions. The Funds may enter into multiple transactions, including multiple swaps transactions, multiple futures transactions, multiple options transactions, multiple currency transactions, and any combination of swaps, futures, forward transactions and options as part of a single or combined strategy (a “Combined Transaction”) when, in the opinion of the manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each on its component transactions.

Although Combined Transactions are normally entered into based on the manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

FOREIGN SECURITIES

The SFT Advantus International Bond Fund may invest in foreign securities without limitation. The SFT Advantus Bond Fund may invest up to 30% of its total assets in foreign securities. In addition, the SFT Advantus Managed Volatility Fund, SFT Advantus Money Market Fund, SFT Advantus Mortgage Securities Fund and SFT Advantus Real Estate Securities Fund may each invest up to 10% of its total assets in U.S. dollar denominated securities of foreign governments and foreign companies that are traded in the U.S. Such securities are typically publicly traded but may in some cases be issued as private placements (each Fund will treat private placement securities as illiquid securities which, when aggregated with all other illiquid securities, may not exceed 15% of the Fund’s net assets). The SFT Advantus Real Estate Securities Fund may also invest in securities of Canadian issuers which are not U.S. dollar denominated or traded in the U.S., but in no event may such investments, when aggregated with its other investments in foreign securities, exceed more than 25% of its total assets. The SFT Ivy Growth Fund, SFT Ivy Small Cap Growth Fund, and SFT T. Rowe Price Value Fund may each invest up to 25% of their total assets in foreign securities. The SFT Pyramis Core Equity Fund may invest in foreign issuers consistent with the Fund’s investment objective. Advantus Capital will determine whether, in its judgment, a security purchased by any Fund is a “foreign security” based on various criteria it deems relevant, including, but not limited to, the country in which the security’s issuer is organized, the location of the issuer’s headquarters, the location of the exchange on which the security is traded, the currency in which the security is denominated, and the country in which the issuer’s primary operations, including sales, are conducted.

The SFT Advantus Money Market Fund is also permitted to invest up to 25% of its total assets in U.S. dollar denominated obligations of U.S. branches or agencies of foreign banks with assets of at least $2 billion and U.S. dollar denominated obligations of Canadian chartered banks and London branches of U.S. banks with assets of at least $2 billion. See “Obligations of Non-Domestic Banks” above.

The SFT Advantus Index 400 Mid-Cap and SFT Advantus Index 500 Funds may invest in securities of foreign issuers to the extent such securities are included in the S&P 400 Mid-Cap Index and S&P 500 Index, respectively. The SFT Advantus Index 400 Mid-Cap and SFT Advantus Index 500 Funds may also invest in securities of non-US domiciled issuers that trade in U.S. dollars on U.S. exchanges to the extent such securities are included in the S&P 400 Mid-Cap Index and S&P 500 Index, respectively.

The SFT Advantus Managed Volatility Equity Fund may invest in certain exchange traded funds (“ETFs”) that invest in foreign securities. On average, the Fund will aim to invest approximately 30% of its assets in ETFs that directly invest in foreign securities.

Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. The Fund may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

An American Depositary Receipt (“ADR”) is a negotiable certificate, usually issued by a U.S. bank, representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

In addition, the SFT Advantus International Bond Fund and SFT T. Rowe Price Value Fund may each invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and which are designed for use in the European securities markets. Furthermore, the SFT Advantus International Bond Fund may invest in Global Depositary Receipts, which are receipts evidencing an arrangement with a foreign bank similar to that for ADRs and which are designed for use in European and other foreign securities markets. European Depositary Receipts and Global Depositary Receipts are not necessarily denominated in the currency of the underlying security.

EMERGING/DEVELOPING MARKETS. The SFT Advantus International Bond Fund may invest without limit in emerging/developing market countries.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many of the countries in which the International Bond Fund may invest have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund’s shareholders.

FOREIGN BONDS. The SFT Advantus International Bond Fund’s investments in debt instruments include U.S. and foreign government and corporate securities. These debt instruments may include Samurai bonds, Yankee bonds, Eurobonds and Global Bonds in order to gain exposure to investment capital in other countries in a certain currency. A Samurai bond is a yen-denominated bond issued in Tokyo by a non-Japanese company. Eurobonds are generally issued in bearer form, carry a fixed or floating rate of interest, and typically amortize principal through a bullet payment with semiannual interest payments in the currency in which the bond was issued. Yankee bonds are foreign bonds denominated in U.S. dollars and registered with the SEC for sale in the U.S. A Global Bond is a certificate representing the total debt of an issue. Such bonds are created to control the primary market distribution of an issue in compliance with selling restrictions in certain jurisdictions or because definitive bond certificates are not available. A Global Bond is also known as a Global Certificate.

CURRENCY. If the SFT Advantus International Bond Fund holds securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the Fund owns and its share price. In addition, changes in foreign currency exchange rates will affect the Fund’s income and distributions to shareholders. Some countries in which the Fund may invest also may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded. To the extent that the managers intend to hedge currency risk, the Fund’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund’s income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

FOREIGN CURRENCY TRANSACTIONS

For the purpose of hedging, efficient portfolio management, and/or enhancement of returns, the Funds may, from time to time, enter into currency forward contracts, including currency forwards and cross currency forwards, in addition to the use of other derivative instruments described herein (each of which may result in net short currency exposure). For hedging purposes, such transactions may be effected on non-U.S. dollar denominated instruments owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. The Funds are not limited in their use of forward contracts in connection with direct hedging.

Forward foreign currency contracts and cross currency forward contracts. A currency forward contract is an obligation to purchase or sell a specific currency for another at an agreed exchange rate (price) at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward contract is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. The Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. A Fund may enter into forward contracts that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract.

For example, the Fund may enter into a forward contract when it owns a security that is denominated in a foreign currency and desires to “lock in” the U.S. dollar value of the security. Thus, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Similarly, when the Fund is about to purchase a security that is denominated in a foreign currency and the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. The Fund may also purchase and sell forward contracts to generate income or to help gain exposure to a particular currency when the manager anticipates that the foreign currency will appreciate or depreciate in value.

In addition, when the Fund’s manager believes that a foreign currency may experience a substantial movement against another foreign currency the Fund may enter into a forward contract to buy or sell, as appropriate, an amount of the foreign currency either: a) approximating the value of some or all of its portfolio securities denominated in such foreign currency (this investment practice generally is referred to as “cross-hedging”); b) necessary to derive a level of additional income or return that the Fund’s manager seeks to achieve for the Fund ; (c) to increase liquidity; or (d) to gain exposure to a currency in a more efficient or less expensive way. The Funds may also engage in “proxy hedging.” Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be linked closely to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated.

Risks. The successful use of these transactions will usually depend on the manager’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the exchange on which the instruments are traded or a counterparty to the transaction does not perform as promised, including because of the exchange or counterparty’s bankruptcy or insolvency. While a Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. For example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Although the Commodity Futures Trading Commission does not currently regulate these contracts, it may in the future assert such regulatory authority. In such event, the Fund’s ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

LOANS OF FUND SECURITIES

For the purpose of realizing additional income, the Funds may make secured loans of Fund securities amounting to not more than one-third of their respective total assets (which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). Collateral received in connection with securities lending shall not be considered Fund assets, however, for purposes of compliance with any requirement described in the Trust’s prospectus that a Fund invest a specified minimum percentage of its assets in certain types of securities (e.g., securities of small companies). Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received from the borrower will consist of cash, letters of credit or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Cash collateral will be invested in securities consistent with the Fund’s investment objectives, policies and restrictions and with other securities lending guidelines established by the Trust’s Board of Trustees. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Fund does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but in some cases may do so), a portion of the additional income realized will be shared with the Fund’s custodian for arranging and administering such loans. The Fund has a right to call each loan and obtain the securities on five business days’ notice. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Fund’s investment adviser or sub-adviser, as the case may be, to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Fund’s investment adviser or sub-adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by the Fund’s investment adviser or sub-adviser throughout the term of each loan. In addition, the investment of the cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk and other risks that are present in the market, and, as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. This could result in losses incurred by the Fund.

RESTRICTED AND ILLIQUID SECURITIES

Each Fund may invest up to 15% (5% in the case of the SFT Advantus Money Market Fund) of its respective net assets in securities restricted as to disposition under the federal securities laws or otherwise, or other illiquid assets. An investment is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. “Restricted securities” are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the “1933 Act”). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the “SEC”), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. Because of such restrictions, the Fund may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Fund may be required to bear the expenses of registration of such restricted securities.

The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act). Additionally, the Fund’s investment adviser and sub-adviser, as the case may be, believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and for certain interest-only and principal-only classes of mortgage-backed and asset-backed securities. Each Fund may invest without limitation in these forms of restricted securities if such securities are deemed by the Fund’s investment adviser or sub-adviser to be liquid in accordance with standards established by the Trust’s Board of Trustees. Under these guidelines, the Fund’s investment adviser or sub-adviser must consider: (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund is in a position where more than 15% (5% in the case of SFT Advantus Money Market Fund) of its net assets is invested in restricted and other illiquid securities, the Fund will take appropriate steps to protect liquidity.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The SFT Advantus Bond Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus International Bond Fund, SFT Advantus Real Estate Securities Fund, SFT Advantus Index 400 Mid-Cap Fund, SFT Advantus Index 500 Fund and SFT T. Rowe Price Value Fund may each purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Fund and settlement, no payment is made for the securities purchased by the Fund and, thus, no interest accrues to the Fund from the transaction.

The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Fund’s investment adviser or sub-adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the Fund’s investment adviser or sub-adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the investment adviser or sub-adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Fund’s investment adviser or sub-adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund’s net asset value.

When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions (as discussed below), the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves (see the more detailed description of the regulatory requirements for segregating assets in connection with such forward commitments that appears above under “Futures Contracts and Options on Futures Contracts — Regulatory Matters”). If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

The Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to “roll over” its purchase commitment, the Fund may receive a negotiated fee. These transactions, referred to as “mortgage dollar rolls,” are entered into without the intention of actually acquiring securities. For a description of mortgage dollar rolls and the Funds that may invest in such transactions, see “Mortgage Dollar Rolls” below.

The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund’s assets that are subject to market risk to an amount that is greater than the Fund’s net asset value, which could result in increased volatility of the price of the Fund’s shares. No more than 30% of the value of such Fund’s total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls.

MORTGAGE DOLLAR ROLLS

In connection with its ability to purchase securities on a when-issued or forward commitment basis, the SFT Advantus Bond Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus International Bond Fund, and SFT T. Rowe Price Value Fund may each enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of the Fund’s investment adviser or sub-adviser, as the case may be, to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund’s assets that are subject to market risk to an amount that is greater than the Fund’s net asset value, which could result in increased volatility of the price of the Fund’s shares.

For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a “financing” rather than as a separate sale and purchase transactions.

REAL ESTATE INVESTMENT TRUST SECURITIES

The SFT Advantus Real Estate Securities Fund, SFT Advantus Index 400 Mid-Cap Fund, SFT Advantus Index 500 Fund, SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, SFT Pyramis Core Equity Fund and SFT T. Rowe Price Value Fund may each invest in real estate investment trust securities (“REIT”). A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), 75% of its assets must be in real estate, mortgages or REIT stock, and must distribute to shareholder annually 90% or more of its otherwise taxable income.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITS. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Fund’s investments in REITS will consist of equity REITs.

REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Trustees of the Trust has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Fund enters into repurchase agreements is monitored by the Fund’s investment adviser or sub-adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. The Fund’s custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

The SFT Advantus Money Market Fund, SFT Advantus International Bond Fund, and SFT T. Rowe Price Value Fund may each also enter into reverse repurchase agreements. Reverse repurchase agreements are the counterparts of repurchase agreements, by which the Fund sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be considered a form of borrowing by the Fund from the buyer, collateralized by the security. The Fund uses the proceeds of a reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund utilizes reverse repurchase agreements when the interest income to be earned from investment of the proceeds of the reverse repurchase transaction exceeds the interest expense of the transaction.

The use of reverse repurchase agreements by the Fund allows it to leverage its portfolio. While leveraging offers the potential for increased yield, it magnifies the risks associated with the Fund’s investments and reduces the stability of the Fund’s net asset value per share. To limit this risk, the Fund will not enter into a reverse repurchase agreement if all such transactions, together with any money borrowed, exceed 5% of the Fund’s net assets. In addition, when entering into reverse repurchase agreements, the Fund will deposit and maintain in a segregated account with its custodian liquid assets, such as cash or cash equivalents and other appropriate short-term securities and high grade debt obligations, in an amount equal to the repurchase price (which shall include the interest expense of the transaction). Moreover, the SFT Advantus Money Market Fund will not enter into reverse repurchase agreements if and to the extent such transactions would, as determined by the Fund’s investment adviser, materially increase the risk of a significant deviation in the Fund’s net asset value per share. See “Net Asset Value” below.

WARRANTS

The SFT Advantus Bond Fund, SFT Advantus International Bond Fund, SFT Advantus Real Estate Securities Fund and SFT T. Rowe Price Value Fund may each invest in warrants. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components: (1) the price of the underlying shares less the warrant’s exercise price, and (2) the warrant’s premium that is attributed to volatility and leveraging power. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

It is not expected that the SFT Advantus Bond Fund or SFT Advantus International Bond Fund will invest in common stocks or equity securities other than warrants, but it may retain for reasonable periods of time up to 5% of their respective total assets in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants.

SECURITIES OF OTHER INVESTMENT COMPANIES

As permitted by the 1940 Act, and except as otherwise described below, a Fund may invest in securities issued by other investment companies, so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of a Fund’s total assets will be invested in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. A Fund may invest in securities of another investment company without regard to the foregoing limitations, provided the Fund satisfies the requirements of Rule 12d1-1 under the 1940 Act, including the requirements that the other investment company is a money market fund and that the Portfolio not pay any sales charge or service fee in connection with such investment. However, because the SFT Advantus Money Market Fund is also regulated by Rule 2a-7 under the 1940 Act, the Money Market Fund may never invest more than 5% of its total assets in the securities of any one investment company, including a money market fund. A Fund (the “acquiring fund”) may also invest in securities of other investment companies (the “acquired funds”) without regard to the foregoing limitations where the acquiring fund and the acquired funds are all part of the same “group of investment companies” as defined in the 1940 Act, and provided the acquiring fund limits its other investments in accordance with Rule 12d1-2 under the 1940 Act. The SFT Advantus Managed Volatility Fund will invest in shares of the Index 500 Fund, securities and financial instruments to the extent permitted under the 1940 Act and Rule 12d1-2, or any exemptive relief therefrom. The SFT Advantus Managed Volatility Equity Fund will invest in shares of certain exchange traded funds (“ETFs”) in excess of the foregoing limitations to the extent permitted by, and subject to certain conditions required by, exemptive relief provided by the Securities and Exchange Commission (“SEC”) to the ETFs in which the Fund may invest. Included among the conditions is a requirement that the ETFs enter into an agreement with a Fund that is consistent with relevant terms of the exemptive order that the underlying investment company has obtained from the SEC permitting such investments. The SFT Advantus Managed Volatility Equity Fund will enter into agreements with certain ETFs that permit the Fund to invest in the ETFs beyond the foregoing limitations. Any ETF investment not subject to such exemptive orders will comply with the foregoing limitations. A Fund investment in another investment company may also be limited by other diversification requirements under the 1940 Act and the Internal Revenue Code.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by shareholders.

Exchange Traded Funds. The Funds may invest in investment companies in the form of various ETFs, subject to the Fund’s investment objectives, policies and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry, sector or index. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

Closed-End Investment Companies. To encourage indirect foreign investment in their capital markets, some countries, including South Korea, Chile and India, have permitted the creation of closed-end investment companies. Pursuant to the restrictions stated above, shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment company.

SHORT SALES

The Funds will not make short sales of securities, except that each Fund may sell securities “short against the box”; provided that each Fund will not at the time of any short sales aggregate in total sales price more than 10% of its total assets. Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion. Each Fund may also make short sales as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction, including entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, consistent with the Fund’s investment objectives and policies or other risk or volatility management purposes.

DEFENSIVE PURPOSES

Each Fund other than the SFT Advantus Money Market Fund may invest up to 20% of its respective net assets in cash or cash items. The SFT Advantus Money Market Fund may invest in cash to the extent necessary to meet minimum liquidity requirements under Rule 2a-7 of the Investment Company Act of 1940 (as described in “Investment Restrictions—Additional Restrictions” below) and to meet reasonably foreseeable shareholder redemptions. In addition, for temporary or defensive purposes, a Fund may invest in cash or cash items without limitation. The “cash items” in which a Fund may invest for temporary or defensive purposes, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); unaffiliated or affiliated money market funds and investment companies (to the extent allowed by the 1940 Act or exemptions granted thereunder and the Fund’s fundamental investment policies and restrictions); and other similar high-quality short-term United States dollar-denominated obligations.

INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions relating to the investment of the assets of the Funds.

Each Fund is subject to certain “fundamental” investment restrictions which may not be changed without the affirmative vote of a majority of the outstanding voting securities of each Fund affected by the change. With respect to the submission of a change in an investment restriction to the holders of the Trust’s outstanding voting securities, such matter shall be deemed to have been effectively acted upon with respect to a particular Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust. For this purpose and under the Investment Company Act of 1940 (the “1940 Act”), a majority of the outstanding voting shares of each Fund means the lesser of (i) 67% of the voting shares represented at a meeting which more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares. An investment restriction which is not fundamental may be changed by a vote of the Board of Trustees without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.

FUNDAMENTAL RESTRICTIONS

1.	The Funds will not borrow money or issue senior securities except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.[1]

2.	The Funds will not concentrate their investments in a particular industry, except that:

(a)	with respect to the SFT Advantus Money Market Fund, this limitation does not apply to investments in domestic banks;

(b)	under normal market conditions, the SFT Advantus Mortgage Securities Fund will concentrate its investments in the mortgage and mortgage-finance industry. The SFT Advantus Mortgage Securities Fund will not concentrate its investments in any other particular industry;

(c)	under normal market conditions, the SFT Advantus Real Estate Securities Fund will concentrate its investments in the real estate or real estate related industry. The SFT Advantus Real Estate Fund will not concentrate its investments in any other particular industry;

(d)	The SFT Advantus Index 500 Fund may concentrate its investments in a particular industry if the S&P 500 Index is so concentrated; and

(e)	The SFT Advantus Index 400 Mid-Cap Fund may concentrate its investments in a particular industry if the S&P 400 Mid-Cap Index is so concentrated.

(f)	The SFT Advantus Managed Volatility Equity Fund may indirectly concentrate its investments in a particular industry if one or more ETFs in which the Fund invests is/are so concentrated.

For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

3.	The Funds will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate investments therein or in securities of companies that deal in real estate or mortgages.

4.	The Funds will not purchase physical commodities or contracts relating to physical commodities.

5.	The Funds may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

6.	The Funds may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of Fund securities.

[1]	None of the Funds has ever borrowed money, nor does any Fund have any present intention to borrow money.

Current 1940 Act Limitations on Borrowing Money and Senior Securities, Industry Concentration, and Making Loans

The following is a summary of current 1940 Act limitations relating to the Trust’s fundamental investment restrictions number 1, number 2 and number 5, above:

Borrowing Money and Senior Securities. A ‘senior security’ is any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act a Fund may generally not issue a senior security, except that a Fund may borrow from a bank; provided that immediately after such borrowing there is an asset coverage of at least 300 percent for all such borrowings by such Fund. ‘Asset coverage’ means generally the ratio which the value of the total assets of a Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of such Fund.

Industry Concentration. Under the 1940 Act as interpreted by the Securities and Exchange Commission, concentrating investments in a particular industry means investing more than 25 percent of a Fund’s assets in such industry.

Making Loans. Under the 1940 Act, a Fund may not lend money or property to any person if (i) the investment policies of such Fund as disclosed in its registration statement do not permit such a loan; or (ii) such person controls or is under common control with such Fund. Consistent with this limitation, the Funds may make loans of Fund portfolio securities as disclosed on page 38 above under the caption “Loans of Fund Securities.”

NON-FUNDAMENTAL RESTRICTIONS

The Trust has adopted a number of non-fundamental policies which appear below.

7.	The Funds will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.

8.	The Funds will use futures contracts and options on futures contracts only (a) for “bona fide hedging purposes” (as defined in regulations of the Commodity Futures Trading Commission) or (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund.

9.	The Funds may mortgage, pledge or hypothecate their assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts, options thereon and certain options transactions are not considered pledges for purposes of this limitation.

10.	The Funds may not make short sales of securities, except that this policy does not prevent a Fund from making short sales “against the box” or as otherwise permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdictions, including entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, consistent with the Fund’s investment objectives and policies or other risk or volatility management purposes (which may also have the effect of either lengthening or shortening the average duration of its portfolio of fixed income and other debt securities).

11.	The Funds may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of securities transactions and it may make margin deposits in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

12.	The Funds will not invest more than 15% (5% in the case of Money Market Fund) of their net assets in illiquid securities.

13.	The total market value of securities against which a Fund may write call or put options will not exceed 20% of the Funds’ total assets. In addition, a Fund will not commit more than 5% of its total assets to premiums when purchasing put or call options.

14.	The SFT Advantus Index 500 Fund may not invest in shares of other investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940.

If a percentage restriction described above or in the Trust’s Prospectus is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a Fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. For purposes of determining an industry “classification” for a particular security and calculating industry concentration percentages, the Trust will generally use the Standard Industry Classification (“SIC”) Code assigned to such security by Bloomberg LP. However, the Trust’s investment adviser may, in its discretion, override such SIC Code for a specific security when the adviser determines, based on the characteristics of such security and its issuer, that a different industry classification is more appropriate.

ADDITIONAL RESTRICTIONS

The SFT Advantus Money Market Fund is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), in addition to its other policies and restrictions discussed below. Pursuant to Rule 2a-7, the Fund is required to invest exclusively in United States dollar-denominated investments that(a) present “minimal credit risk” and (b) are at the time of acquisition ”Eligible Securities.” Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations (“NRSROs”) in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody’s.

Rule 2a-7 further requires that the Fund’s investments be limited to securities that mature within 397 calendar days or less from the date of purchase in the case of securities in the NRSROs’ highest short-term rating categories, and that mature in 45 calendar days or less from the date of purchase in the case of securities in the NRSROs’ second highest short-term rating categories. The Fund must maintain an average weighted maturity of 60 days or less and a weighted average life of 120 days or less.

The Fund must also hold at least 10% of its total assets in “daily liquid assets” and at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets are limited to cash, direct obligations of the U.S. Government, and other securities payable within one business day. Weekly liquid securities are limited to cash, direct obligations of the U.S. Government, direct discount obligations of federal government agencies and government-sponsored enterprises with a remaining maturity date of 60 days or less from the date of purchase, and other securities payable within 5 business days. In addition, the Fund is required to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions. This general liquidity obligation may require the Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements described above.

Rule 2a-7 also requires, among other things, that the Fund may not invest (a) more than 3% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1 and (b) more than one-half of 1% of its total assets in Second Tier Securities of any one issuer. The Fund’s present practice is not to purchase any Second Tier Securities.

On July 23, 2014 the SEC adopted amendments to Rule 2a-7 and other rules that govern money market mutual funds. In general, the amendments are intended to provide money market mutual funds options to manage risk resulting from heavy redemptions and increase the transparency of the risks of investing in the funds. Among other things, the amended rules (1) allow the boards of certain funds to impose liquidity fees (i.e. a fee for redemption) and redemption gates (i.e. a temporary suspension in redemptions) under certain circumstances; (2) require “institutional prime money market funds” (i.e. funds that don’t meet the definition of a “retail” or

“government” money market fund) to price their shares using current net asset value (i.e. a “floating NAV”) rather than using a fixed net asset value; and (3) amend diversification, stress testing and disclosure requirements. The amended rules relating to liquidity fees, redemption gates and floating NAV take effect on October 14, 2016. The amended rules relating to diversification, stress testing and other disclosure requirements take effect on April 14, 2016. Advantus Capital and the Fund’s Board have begun their review of the amendments and will take all required action in advance of the effective dates.

In addition, the Funds are subject to and will comply with all other applicable restrictions in the Investment Company Act of 1940, the Internal Revenue Code, as amended, and regulations adopted thereunder.

PORTFOLIO TURNOVER

Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

Each Fund has a different expected annual rate of portfolio turnover. A high rate of turnover in a Fund generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of each Fund’s shares and by requirements which enable the Trust to receive favorable tax treatment. The portfolio turnover rates associated with each Fund will, of course, be affected by the level of purchases and redemptions of shares of each Fund. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if in the opinion of Advantus Capital or a Fund’s sub-adviser such a sale is advisable.

The SFT Advantus Money Market Fund, consistent with its investment objective, will attempt to maximize yield through trading. This may involve selling instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. Since the Fund’s assets will be invested in securities with short maturities and the Fund will manage its assets as described above, the Fund’s holdings of money market instruments will turn over several times a year. However, this does not generally increase the Fund’s brokerage costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Fund invests since such securities will be purchased on a net basis.

For each of the last three calendar years, the portfolio turnover rates for the various Funds were as follows:

	Portfolio Turnover Rate
Fund	2014	2013	2012
SFT Advantus Bond Fund	193.5%	235.8%	205.5%
SFT Advantus Index 400 Mid-Cap Fund	12.0	9.3	8.0
SFT Advantus Index 500 Fund	4.8	4.5	2.6
SFT Advantus International Bond Fund	19.3	17.7	38.8
SFT Advantus Managed Volatility Fund	1.5	32.1	N/A
SFT Advantus Managed Volatility Equity Fund(a)	N/A	N/A	N/A
SFT Advantus Money Market Fund	N/A	N/A	N/A
SFT Advantus Mortgage Securities Fund(b)	232.2	370.7	231.3
SFT Advantus Real Estate Securities Fund	85.4	39.8	47.6
SFT IvySM Growth Fund	44.7	N/A	N/A
SFT IvySM Small Cap Growth Fund	115.8	N/A	N/A
SFT Pyramis® Core Equity Fund	54.2	N/A	N/A
SFT T. Rowe Price Value Fund	105.1	N/A	N/A

(a)	Because the Fund is new, no turnover data is provided for the SFT Advantus Managed Volatility Equity Fund.

(b)	Turnover increased from 2012 to 2013 because of increased transactions in the mortgage backed securities sector and the increased use of “round robin” trades, which help facilitate efficient settlement of to-be-announced trades across dealers.

TRUSTEES AND EXECUTIVE OFFICERS

Trustee Duties and Responsibilities. The duties and responsibilities of the Trust’s trustees flow principally from Delaware law (as the Trust is organized as a Delaware statutory trust) and from the Investment Company Act of 1940, as amended (the “Investment Company Act”), as the Trust is registered pursuant to the Investment Company Act as an open-end management investment company. Under such laws, the Trust’s trustees have myriad duties and responsibilities, including without limitation: the election of Trust officers; the appointment and oversight of key Trust service providers, including the Trust’s investment adviser (and, if applicable, sub-advisers), principal underwriter, administrators, custodians, auditors and legal counsel; the annual review and reapproval of the Trust’s investment advisory and underwriting agreements, as well as other agreements with Trust affiliates and the Trust’s Rule 12b-1 plan of distribution; and oversight over the management of the Trust (including risk oversight), as conducted primarily by the Trust’s investment adviser, Advantus Capital Management, Inc. (“Advantus Capital”).

Embedded within the foregoing is the Board of Trustees’ ongoing role in overseeing the management of investment (including counterparty), compliance, operational, enterprise and other risks to which the Trust is exposed. There are four regularly scheduled Board of Trustees meetings and three regularly scheduled Audit Committee meetings held each year. Over the course of each year, the Board of Trustees and Audit Committee endeavor to receive reports on the key risks affecting the Trust and the programs, functions, and systems designed to manage such risks. Moreover, as more fully set forth below, the Trust’s Board of Trustees has been constituted with persons of diverse backgrounds but with a collective ability to understand the Trust’s risk environment and to oversee the risk management function.

At each regularly scheduled meeting of the Board of Trustees, the investment performance of each Fund is reviewed against peer and market data. In addition, each portfolio manager meets in person with the Board of Trustees at least annually to discuss in detail the manner in which the Fund is managed, the makeup of the Fund, the environment in which the Fund operates and the risks to which the Fund is subject. In addition, the Board of Trustees meets in person with a representative of Franklin Advisers, Inc., the sub-adviser to one of the Funds.

A foundational responsibility of the Trust’s Chief Compliance Officer (“CCO”) is the identification of various key risks to which the Trust is subject and the development and implementation of policies and procedures reasonably designed to mitigate such risks. The Trust’s CCO reports directly to the Trust’s Board of Trustees, and meets with the Board (in both open and executive session) at each quarterly board meeting. The Board of Trustees approved the Trust’s and Advantus Capital’s compliance programs (as well as the compliance programs of Franklin Advisers, Inc., the sub-adviser for the Advantus International Bond Fund, and of the Trust’s distributor and administrator), reviews with the CCO regarding the ongoing implementation and administration of the compliance function, and oversees the CCO’s annual review and evaluation of the compliance program. The CCO also attends each meeting of the Trust’s Audit Committee at which compliance issues within the Audit Committee’s purview are reviewed and addressed. There is an executive session with the CCO at each such meeting.

At each semi-annual meeting of the Trust’s Audit Committee, the Audit Committee meets with the Chief Internal Auditor of Minnesota Mutual Companies, Inc. (“MMC”) and its affiliates. The Chief Internal Auditor reports to the Audit Committee of MMC, the ultimate parent company of Advantus Capital, and is charged with conducting both planned and special (unplanned) audits of various important accounting and operational areas of Advantus Capital and its affiliates (including many key roles and functions impacting the Fund). The Trust’s Audit Committee receives a report from the Chief Internal Auditor of all internal audits conducted since the most recent prior Audit Committee Meeting, and such individual meets in executive session with the Audit Committee at each regularly scheduled meeting.

Board and Committee Structure. Currently, the Trust’s Board of Trustees is comprised of four persons. One of such trustees is an “interested person” (within the meaning of the Investment Company Act) of the Trust. The other three trustees are considered independent (an “Independent Trustee”) because he or she is not an interested person of the Trust, has never served as an employee or officer of Advantus Capital or of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company (“Minnesota Life”), and does not have a financial interest in Advantus Capital, Minnesota Life or their other affiliates. The Board has four regularly scheduled meetings per year.

There are two committees of the Board of Trustees — an Audit Committee and a Governance Committee. Each such committee is comprised of the three Independent Directors. Each committee meeting is chaired by a trustee, and the chair position rotates among the three committee members on a meeting by meeting basis. The Audit Committee currently has two regularly scheduled meetings per year, and the Governance Committee (which inter alia is responsible for trustee nominations and trustee and board self-assessments) has one regularly scheduled meeting per year. The Board and each committee also meet (in person or telephonically) from time to time on an ad hoc basis if matters requiring Board or committee input arise and require action between regularly scheduled meetings. The Audit Committee met three times, and the Governance Committee met one time, during the fiscal year ended December 31, 2014.

The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee Charter, has as its purposes (a) to oversee the accounting and financial reporting processes of the Trust and each of its Funds and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (e) to act as a liaison between the Trust’s independent auditors and the full Board; and (f) to assist the Board in its oversight of the internal audit functions of Advantus Capital, Minnesota Life and its affiliates as such functions relate to the Trust (as described above).

The Governance Committee, which operates in accordance with a separate Governance Committee Charter approved by the Board of Trustees, selects and recommends to the Board of Trustees individuals for nomination as Independent Trustees, annually reviews the independence of the Independent Trustees, reviews the composition of the Board of Trustees, the Board’s committee structure and each Committee’s Charter, develops proposals regarding director education, reviews director compensation and expenses, and at least annually conducts a self assessment of the adequacy, effectiveness and adherence to industry “best practices” of the Trust’s governance structures and practices. The names of potential Independent Trustee candidates are drawn from a number of sources, including recommendations from management of Advantus Capital. Inasmuch as the Trust does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the Governance Committee does not at present consider nominees recommended by shareholders.

Neither Delaware law nor the Investment Company Act requires that the Trust’s Board of Trustees appoint a “chair” or a “lead independent trustee”. In reviewing and analyzing current trends in the industry, including various articulations of “best practices” regarding mutual fund boards, the Trust’s Board of Trustees determined that the appointment of a “chair” or a “lead independent director” would not meaningfully advance or improve the Trust’s governance structure or the ability or means of the Board of Trustees in the performance of its duties and responsibilities. In making this determination, and in deciding not to appoint a chair or a lead director, the Board of Trustees considered the current small size of the Trust, the relatively small number of Funds within the

Board of Trustees’ purview, the ability of each trustee individually, and the Board as a whole, to determine and influence the nature and substance of the Board’s (and Committees’) agendas, materials and roles, the relative lack of complexity in the organization of the Trust and the representation of independent trustees at all times by independent legal counsel.

Trustee Selection and Qualifications. The Trust’s Board of Trustees has adopted and adheres to Guidelines Regarding the Responsibilities, Structure and Standards of the Board of Trustees of Securian Funds Trust (the “Trustee Guidelines”). The Guidelines provide that the Trust’s Board shall be comprised in such a manner that (i) there are at least three Independent Trustees and (ii) the ratio of Independent Trustees to total trustees complies with the requirements of the Investment Company Act and industry best practices, as determined and applied to the Trust’s from time to time by the Governance Committee of the Board.

The selection and nomination of new Independent Trustees (when vacancies occur) is solely within the discretion of the then existing Independent Trustees. The Guidelines further provide that Independent Trustees should be selected from a diverse group of experiences and backgrounds, and such selections should seek to ensure the Board’s ability to perform its duties under the Investment Company Act and Delaware law, and also promote and preserve the reputation and diversity of the Board. New Board members should have an excellent standing in the community and a style consistent with the Board environment.

The Guidelines further provide that each Independent Trustee nominee should be literate in business and financial matters as they may relate to investment companies. Additionally, if practicable, the Board should endeavor to have among its Independent Trustees at least one person that has the credentials to enable him or her to be designated as the “Audit Committee Financial Expert”.

Current Trustees and Executive Officers. Set forth in the following table are the names and certain biographical information on each current Trust trustee and certain Trust officers. Only executive officers and other officers who perform policy-making functions with the Trust are listed. None of the trustees is a director or trustee of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Trust. Each trustee serves for an indefinite term, until his or her resignation, death or removal.

Name, Address¹ and Age	Position with Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Independent Trustees
Julie K. Getchell Age 60	Trustee since October 21, 2011	Retired; Senior Financial Consultant to Cargill’s Controller’s Group, Animal Nutrition Business and Tartan Program, 2009 to 2012; Chief Financial Officer/Senior Managing Director, La Crosse Global Fund Services, 2005 to 2009; Consultant, Black River Asset Management, 2004 to 2005; Chief Financial Officer, Prestige Resorts & Destinations, 2001 to 2003; Chief Operating Officer, Insight Investment Management, Inc., 1996 to 2000; Chief Financial Officer, Insight Investment Management, Inc., 1991 to 1996; Chartered Financial Analyst; CPA - inactive

Linda L. Henderson Age 66	Trustee since January 25, 2007	Retired; Professional Advisor, Carlson School of Management, University of Minnesota, 2004 to May 2007; Senior Vice President, Director of Fixed Income Research and Strategies, RBC Dain Rauscher Investments, 1985 to 2004; Chartered Financial Analyst

Name, Address¹ and Age	Position with Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
William C. Melton Age 67	Trustee since April 25, 2002	Retired; member, State of Minnesota Council of Economic Advisors from 1988 to 1994 and again from 2010 to the present; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist
Interested Trustee

Gregory S. Strong Age 71	Trustee since October 21, 2011	Retired; President, Advantus Series Fund, Inc. from April 2007 to July 2011; retired since December 2008, previously Senior Vice President, Chief Actuary and Treasurer, Minnesota Life Insurance Company; Treasurer, Minnesota Mutual Companies, Inc., Senior Vice President and Treasurer, Securian Financial Group, Inc.; Treasurer, Securian Holding Company

Other Executive Officers[3]

David M. Kuplic Age 58	President since July 28, 2011	Senior Vice President, Minnesota Life Insurance Company since June 2007; Executive Vice President and Director, Advantus Capital Management, Inc. since July 2007; Senior Vice President and Director, Advantus Capital Management, Inc., February 2006 to July 2007; President and Director, MCM Funding 1997-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1997-1, Inc., June 2004 to July 2007; President and Director, MCM Funding 1998-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1998-1, Inc., June 2004 to July 2007; Senior Vice President, Securian Financial Group, Inc. since June 2007; President and Director, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2007; Senior Vice President, Securian Life Insurance Company since June 2007; President and Director, Marketview Properties, LLC (entity holding real estate assets) since January 2010; President and Director, Marketview Properties II, LLC (entity holding real estate assets) since March 2010; President, Marketview Properties IV, LLC

Name, Address¹ and Age	Position with Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Gary M. Kleist Age 55	Vice President and Treasurer since July 24, 2003	Financial Vice President, Chief of Operations and Director, Advantus Capital Management, Inc. since December 1997; Second Vice President, Minnesota Life Insurance Company since February 2000; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2003; Financial Vice President, MCM Funding 1997-1, Inc. since October 1998 and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since August 1998; Second Vice President, Securian Financial Group, Inc. since February 2000; Second Vice President, Securian Life Insurance Company since June 2007; Financial Vice President, Marketview Properties, LLC since January 2010 and Marketview Properties II, LLC (entities holding certain real estate assets) since March 2010; Financial Vice President, Marketview Properties IV, LLC

Bruce P. Shay Age 55	Vice President since July 28, 2011	Executive Vice President, Minnesota Life Insurance Company since March 2010; Executive Vice President, Securian Financial Group, Inc. since March 2010; Executive Vice President and Director, Securian Life Insurance Company since June 2010; Senior Vice President, Minnesota Life Insurance Company, February 2004 to February 2010; Senior Vice President, Securian Life Insurance Company, February 2007 to June 2010

Michael J. Radmer Age 70 Dorsey & Whitney LLP 50 South Sixth Street Minneapolis, Minnesota 55402 1945	Secretary since April 16, 1998	Partner with the law firm of Dorsey & Whitney LLP

(1)	Unless otherwise noted, the address of each trustee and officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.
(2)	Dates reflect when the person became a director or officer of Advantus Series Fund, the predecessor to the Trust.
(3)	Although not a ‘corporate’ officer of the Trust, Vicki L. Bailey, born in 1955, has served as the Trust’s Chief Compliance Officer since July 2004. Ms. Bailey is also Vice President, Investment Law, Chief Compliance Officer and Secretary, Advantus Capital Management, Inc.; Vice President, Minnesota Life Insurance Company; Vice President and Secretary, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company; Director, Personal Finance Company LLC; Vice President and Secretary, Marketview Properties, LLC and Marketview Properties II, LLC (entities holding certain real estate assets); Vice President and Secretary, Marketview Properties IV, LLC.

Each of the current members of the Trust’s Board of Trustees was nominated by the Trust’s Governance Committee pursuant to the Guidelines. In addition to having an excellent reputation in the community, each is literate in business and financial matters as they relate to investment companies but in different ways that contribute to the board’s diversity and strength.

Ms. Getchell’s professional experience with financial and investment matters, including as the Chief Financial Officer of several financial firms and with some of the largest asset management firms in the United States, enables her to provide valuable insight and experience regarding both internal and external issues facing mutual funds and their managers. Her experiences also allow her to serve as the Trust’s designated Audit Committee Financial Expert.

Ms. Henderson’s professional and academic experience with fixed income securities provides perspective to the Board’s role in overseeing the Trust’s investment portfolios, many of which focus on fixed income securities.

Dr. Melton’s background as an economist, including as the Chief Economist for one of the largest asset management firms in the United States and in various other economic consulting capacities, provides valuable insight and experience regarding both internal and external issues facing mutual funds and their managers.

Mr. Strong’s professional experience in the insurance and mutual fund industries, including his experience as President of Advantus Series Fund, Inc., the Trust’s predecessor, enables him to present valuable insight and experience regarding internal and external issues facing funds and their managers.

Share Ownership. The Trustees beneficially owned shares in Securian Funds Trust in the following dollar ranges as of December 31, 2014:

Independent Trustees	Aggregate Equity Securities in the Trust*	Dollar Range of Equity Securities in Each Fund*
		Index 400	Index 500	All Others
Julie K. Getchell	None	None	None	None
Linda L. Henderson	None	None	None	None
William C. Melton	$100,001 - $500,000	$0 -$100,000	$0 - $100,000	None

Interested Trustee
Gregory S. Strong	None	None	None	None

*	The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Trustees who own Contracts issued by those companies are the beneficial owners of the shares of the Trust attributable to such Contracts.

Compensation and Fees. Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by the Trust to any of its officers or trustees who is currently affiliated with Advantus Capital. The Trust does, however, pay compensation to its Chief Compliance Officer, who is not a corporate officer of the Trust but is affiliated with Advantus Capital. Trustees who are not currently affiliated with Advantus Capital receive compensation in connection with the Trust as follows:

Annual Retainer	$35,000
Fee per in-person or 2 hour or longer telephonic board meeting	3,000
Fee per in-person or 2 hour or longer telephonic committee meeting	2,000	*
Fee per telephonic board or committee meeting if less than 2 hours in duration	1,000

* No separate fee will be paid for committee meetings of 30 minutes or less that are adjacent to an in-person board meeting.

During the fiscal year ended December 31, 2014, each Trustee was compensated by Securian Funds Trust in accordance with the following table:

Independent Trustees	Aggregate Compensation from Securian Funds Trust	Pension or Retirement Benefits Accrued as Part of Securian Funds Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Securian Funds Trust and other Funds in Same Complex Paid to Trustees
Julie K. Getchell . . . . . . . . .	$33,000	n/a	n/a	n/a
Linda L. Henderson . . . . . . .	$33,000	n/a	n/a	n/a
William C. Melton . . . . . . .	$33,000	n/a	n/a	n/a

Interested Trustee
Gregory S. Strong . . . . . . . .	$27,000	n/a	n/a	n/a

INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

Advantus Capital Management, Inc. (“Advantus Capital”) has been the investment adviser and manager of the Trust and SFT Advantus Bond Fund, SFT Advantus Money Market Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus Index 500 Fund, SFT Advantus International Bond Fund, SFT Advantus Index 400 Mid-Cap Fund and SFT Advantus Real Estate Securities Fund since May 1, 1997, the Managed Volatility Fund since May 1, 2013, the SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, SFT Pyramis® Core Equity Fund and SFT T. Rowe Price Value Fund Since May 1, 2014, and the SFT Advantus Managed Volatility Equity Fund since November 18, 2015. Securian Financial Services, Inc. (“Securian Financial”) acts as the Trust’s underwriter. Both Advantus Capital and Securian Financial act as such pursuant to written agreements that will be periodically considered for approval by the trustees or shareholders of the Trust. The address of both Advantus Capital and Securian Financial is 400 Robert Street North, St. Paul, Minnesota 55101.

The Trust and Advantus Capital have obtained an exemptive order from the Securities and Exchange Commission (SEC) which permits Advantus Capital to employ a “manager of managers” strategy in connection with its management of the Trust. The exemptive order permits Advantus Capital, subject to certain conditions, to select new investment sub-advisers with the approval of the Trust’s Board of Trustees, but without obtaining shareholder approval. The order also permits Advantus Capital to change the terms of agreements with the investment sub-advisers or continue the employment of an investment sub-adviser after an event which would otherwise cause the automatic termination of services. Shareholders would be notified of any investment sub-adviser changes. The shareholders of each Fund, except SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, SFT Pyramis® Core Equity Fund and SFT T. Rowe Price Value Fund (the New Funds), have approved the use of the manager of managers order. Each of the New Funds is a replacement portfolio for two or more existing portfolios. The existing portfolios are unaffiliated investment companies previously available as investment options in certain variable annuity contracts and variable life insurance policies (Contracts) issued by Minnesota Life Insurance Company and its affiliate, Securian Life Insurance Company. On May 1, 2014, assets attributable to existing portfolios held under the Contracts were moved to replacement portfolios (i.e., the New Funds) pursuant to a so-called “substitution order” issued by the SEC. As a condition to the SEC granting the substitution order, the New Funds may not rely on the manager of managers order without first obtaining shareholder approval. Shareholders have the right to terminate arrangements with an investment sub-adviser by vote of a majority of the outstanding shares of a Fund. In the case of a Fund which employs more than one investment sub-adviser, the order also permits the Trust to disclose such investment sub-advisers’ fees only in the aggregate in its registration statement. Advantus Capital has the ultimate responsibility for the investment performance of each Fund employing investment sub-advisers due to its responsibility to oversee the investment sub-advisers and recommend their hiring, termination and replacement.

Pursuant to separate investment sub-advisory agreements, the SFT Advantus International Bond, SFT IvySM Growth, SFT IvySM Small Cap Growth, SFT Pyramis® Core Equity and SFT T. Rowe Price Value Funds are managed by the following investment sub-advisers:

Fund	Investment Sub-Adviser
SFT Advantus International Bond	Franklin Advisers, Inc.
SFT IvySM Growth	Waddell & Reed Investment Management Company
SFT IvySM Small Cap Growth	Waddell & Reed Investment Management Company
SFT Pyramis® Core Equity	Pyramis Global Advisors, LLC
SFT T. Rowe Price Value	T. Rowe Price Associates, Inc.

In each case, the investment sub-adviser has been retained to provide investment advice and, in general, to conduct the management investment program for the respective Fund, subject to the general control of the Board of Trustees of the Trust.

CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL AND SECURIAN FINANCIAL

Advantus Capital was incorporated in Minnesota in June 1994, and is an affiliate of Minnesota Life Insurance Company (“Minnesota Life”). Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named “Minnesota Mutual Companies, Inc.” The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named “Minnesota Life Insurance Company”. All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named “Securian Financial Group, Inc.”, which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named “Securian Holding Company”, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Advantus Capital and Securian Financial are also wholly-owned subsidiaries of Securian Financial Group, Inc.

David M. Kuplic, President of the Trust, is Executive Vice President, and Director of Advantus Capital. Gary M. Kleist, Vice President and Treasurer of the Trust, is Financial Vice President and Chief of Operations of Advantus Capital. Vicki L. Bailey, Chief Compliance Officer of the Trust, is Vice President, Investment Law, Chief Compliance Officer and Secretary of Advantus Capital. Christopher R. Sebald, President of Advantus Capital, is Senior Vice President of Minnesota Life and Securian Financial Group, Inc.

THE TRUST’S INVESTMENT ADVISORY AGREEMENT WITH ADVANTUS CAPITAL

Advantus Capital acts as investment adviser and manager of the SFT Advantus Bond Fund, SFT Advantus Money Market Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus Index 500 Fund, SFT Advantus International Bond Fund, SFT Advantus Index 400 Mid-Cap Fund and SFT Advantus Real Estate Securities Fund under an Investment Advisory Agreement dated May 1, 2012; and, with respect to the Managed Volatility Fund, an amendment to such Agreement effective May 1, 2013; and, with respect to the SFT IvySM Growth, SFT IvySM Small Cap Growth, SFT Pyramis® Core Equity and SFT T. Rowe Price Value Funds, an amendment to such Agreement effective May 1, 2014; and, with respect to the SFT Advantus Managed Volatility Equity Fund, an amendment to such Agreement effective November 18, 2015. At a special meeting of shareholders held October 21, 2011, a Reorganization Agreement was approved pursuant to which each portfolio of Advantus Series Fund was reorganized into a separate Fund of the Trust effective May 1, 2012. The effect of shareholders approving the Reorganization was that they also approved a new Investment Advisory Agreement with Advantus Capital (which was substantially identical to the prior Investment Advisory Agreement). The Investment Advisory Agreement was approved by the initial shareholder of the SFT Advantus Managed Volatility Fund on

January 31, 2013, by the initial shareholder of each of the SFT IvySM Growth, SFT IvySM Small Cap Growth, SFT Pyramis® Core Equity and SFT T. Rowe Price Value Funds on April 22, 2014, and by the initial shareholder of the SFT Advantus Managed Volatility Equity Fund on October 8, 2015. The Investment Advisory Agreement was last approved by the Board of Trustees of the Trust (including a majority of the trustees who are not parties to the contract, or interested persons of any such party) on January 29, 2015. Prior to May 1, 1997, the Advantus Series Fund obtained advisory services from MIMLIC Asset Management Company, formerly the parent company of Advantus Capital. Advantus Capital commenced its business in June 1994.

The Investment Advisory Agreement will terminate automatically in the event of assignment. In addition, the Investment Advisory Agreement is terminable at any time, without penalty, by the Board of Trustees of the Trust or by vote of a majority of the Trust’s outstanding voting securities on 60 days’ written notice to Advantus Capital, and by Advantus Capital on 60 days’ written notice to the Trust. Unless sooner terminated, the Investment Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually either by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of the Investment Advisory Agreement shall be effective with respect to any Fund if a majority of the outstanding voting securities of the class of capital stock of that Fund votes to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Trust.

The Investment Advisory Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Trust and by the vote of a majority of the directors of the Trust who are not interested persons of any party to the Investment Advisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of the Trust.

THE TRUST’S INVESTMENT ADVISORY FEES

Pursuant to the investment advisory agreement, each Fund pays Advantus Capital an advisory fee equal on an annual basis to a percentage of the Fund’s average daily net assets as set forth in the following table, effective November 18, 2015:

Fund	Advisory Fee (as a percentage of average daily net assets)
SFT Advantus Bond Fund	0.40% of assets to $1 billion; and 0.35% of assets exceeding $1 billion
SFT Advantus Index 400 Mid-Cap Fund	0.15% of assets to $1 billion; and 0.10% of assets exceeding $1 billion;
SFT Advantus Index 500 Fund	0.15% of assets to $1 billion; and 0.10% of assets exceeding $1 billion;
SFT Advantus International Bond Fund	0.60% of assets to $1 billion; and 0.55% of assets exceeding $1 billion
SFT Advantus Managed Volatility Fund	0.65% of all assets
SFT Advantus Managed Volatility Equity Fund	0.65% of all assets
SFT Advantus Money Market Fund	0.30% of assets to $1 billion; and 0.25% of assets exceeding $1 billion
SFT Advantus Mortgage Securities Fund	0.40% of assets to $1 billion; and 0.35% of assets exceeding $1 billion

Fund	Advisory Fee (as a percentage of average daily net assets)
SFT Advantus Real Estate Securities Fund	0.70% of assets to $1 billion; and 0.65% of assets exceeding $1 billion
SFT IvySM Growth Fund	0.67% of assets to $500 million; and 0.625% of next $300 million of assets; and 0.60% of next $200 million of assets; and 0.50% of assets exceeding $1 billion
SFT IvySM Small Cap Growth Fund	0.85% of assets to $1 billion; and 0.80% of next $2 billion of assets; and 0.76% of assets exceeding $3 billion
SFT Pyramis® Core Equity Fund	0.65% of all assets
SFT T. Rowe Price Value Fund	0.67% of assets to $1 billion; and 0.65% of next $1.5 billion of assets; and 0.60% of assets exceeding $2.5 billion

The fees paid to Advantus Capital by the Funds during the fiscal years ended December 31, 2014, 2013 and 2012 were as follows:

	Advisory Fees Paid
Fund	2014		2013		2012
SFT Advantus Bond Fund	$1,486,378		$1,444,786		$1,454,385
SFT Advantus Index 400 Mid-Cap Fund	344,115		315,768		268,196
SFT Advantus Index 500 Fund	895,508		766,245		670,510
SFT Advantus International Bond Fund	773,566		784,635		719,253
SFT Advantus Managed Volatility Fund(a)	524,632		148,992		n/a
SFT Advantus Managed Volatility Equity Fund(b)	n/a		n/a		n/a
SFT Advantus Money Market Fund	262,635	(c)	284,144	(c)	304,676	(c)
SFT Advantus Mortgage Securities Fund	391,627		384,312		405,421
SFT Advantus Real Estate Securities Fund	950,498		824,773		745,369
SFT IvySM Growth Fund(d)	2,219,513		n/a		n/a
SFT IvySM Small Cap Growth Fund(d)	993,901		n/a		n/a
SFT Pyramis® Core Equity Fund(d)	623,953		n/a		n/a
SFT T. Rowe Price Value Fund(d)	1,032,200		n/a		n/a

(a)	The Fund did not commence operations until May 1, 2013. Effective the same date, Advantus Capital and the Trust entered into an expense limitation agreement with respect to the Fund. See “SFT Advantus Managed Volatility Fund Expense Limitation Agreement” below.
(b)	Because the Fund is new, the SFT Advantus Managed Volatility Equity Fund has not begun paying advisory Fees.
(c)	Effective May 1, 2012 Advantus Capital, Securian Financial and the Trust entered into a net investment income maintenance agreement to ensure that the Fund’s net investment income does not fall below zero. See “SFT Advantus Money Market Fund Net Investment Income Maintenance Agreement” below.
(d)	The Fund did not commence operations until May 1, 2014.

Under the Investment Advisory Agreement, the Adviser furnishes the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust. The Trust pays all its costs and expenses which are not assumed by the Adviser. These Trust expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Trust including, among others, interest, taxes, brokerage fees and commissions, fees of the trustees who are not employees of the Adviser or any of its affiliates, compensation paid to the Trust’s Chief Compliance Officer, expenses of trustees’ and shareholders’

meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Securian Financial shall bear all advertising and promotional expenses in connection with the distribution of the Trust’s shares, including paying for the printing of Prospectuses and Statements of Additional Information for new shareholders and the costs of sales literature.

Each Fund will bear all expenses that may be incurred with respect to its individual operation, including but not limited to transaction expenses, advisory fees, Rule 12b-1 fees, brokerage, interest, taxes, license fees, certain fund accounting expenses and the charges of the custodian. The Trust will pay all other expenses not attributable to a specific Fund, but some of such expenses will be allocated equally among the Funds, and others will be allocated on the basis of “time and effort,” unless otherwise allocated by the Board of Trustees of the Trust.

SFT ADVANTUS MANAGED VOLATILITY FUND EXPENSE LIMITATION AGREEMENT

Advantus Capital and the Trust, on behalf of the SFT Advantus Managed Volatility Fund (the “Fund”), have entered into a written agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets through April 30, 2016. The agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days’ notice prior to the end of a contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund’s ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. As of December 31, 2014, Advantus Capital has waived a cumulative total of $439,975 pursuant to the agreement all of which was eligible for recovery by Advantus Capital as of such date. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

SFT ADVANTUS MANAGED VOLATILITY EQUITY FUND EXPENSE LIMITATION AGREEMENT

Advantus Capital and the Trust, on behalf of the SFT Advantus Managed Volatility Equity Fund (the “Fund”), have entered into a written agreement, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets. The initial term of the agreement is one year beginning on November 18, 2015. The agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days’ notice prior to the end of a contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund’s ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

SFT ADVANTUS MONEY MARKET FUND NET INVESTMENT INCOME MAINTENANCE AGREEMENT

Effective May 1, 2012, the Board of Trustees of Securian Funds Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust, on behalf of SFT Advantus Money Market Fund (the “Fund”), Advantus Capital Management, Inc. (“Advantus Capital”), and Securian Financial Services, Inc. (“Securian Financial”). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust’s predecessor, effective October 29, 2009. Under such Agreement, Advantus Capital agrees to waive, reimburse or pay Fund expenses so that the Fund’s daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the “Expense Waiver”) on any day on which the Fund’s net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund’s net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund’s net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund’s expense ratio to exceed 1.25%. As of December 31, 2014, Advantus Capital and Securian Financial have collectively waived $3,455,206 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $1,994,374 was eligible for recovery by Advantus Capital and Securian Financial as of such date. If Advantus Capital and/or Securian Financial exercise their rights to be paid such waived amounts, the Fund’s future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following April 30, 2016, provided such continuance is specifically approved by a majority of the Trust’s independent Trustees.

INVESTMENT SUB-ADVISORY AGREEMENTS

Franklin Advisers, Inc. (“Franklin”). Franklin is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr., are the principal shareholders of Franklin Resources, Inc. Franklin and its affiliates manage numerous other investment companies and accounts. One of such publicly registered investment companies — Templeton Global Bond Fund — has investment policies and strategies generally similar to those of the SFT Advantus International Bond Fund. Franklin may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Franklin on behalf of the SFT Advantus International Bond Fund. Similarly, with respect to the SFT Advantus International Bond Fund, Franklin is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that it and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. Franklin is not obligated to refrain from investing in securities held by the SFT Advantus International Bond Fund or other funds it manages. Because Franklin is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the SFT Advantus International Bond Fund’s ability to acquire or hold a position in a given security when it might otherwise be advantageous for it to acquire or hold that security.

Franklin acts as investment sub-adviser to the Trust’s SFT Advantus International Bond Fund under an Investment Sub-Advisory Agreement with Advantus Capital dated May 1, 2012, as supplemented by a letter agreement dated May 1, 2012, regarding derivatives trading (the “Franklin Agreement”) which became effective the same date. Prior to January 1, 2008, Augustus Asset Managers Limited served as investment sub-adviser to the SFT Advantus International Bond Fund.

The Franklin Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Franklin Agreement is terminable at any time, without penalty, by the Board of Trustees of the Trust, by Advantus Capital or by vote of a majority of the SFT Advantus International Bond Fund’s outstanding voting securities on 60 days’ written notice to Franklin and by Franklin on 60 days’ written notice to Advantus Capital. Unless sooner terminated, the Franklin Agreement shall continue in effect from year to year if approved at least annually either by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the SFT Advantus International Bond Fund, provided that in either event such continuance is also approved by the vote of a majority of the Trustees who are not interested persons of any party to the Franklin Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Franklin Agreement was last approved by the Board of Trustees of the Trust (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on January 29, 2015.

From the advisory fee received from SFT Advantus International Bond Fund, Advantus Capital pays Franklin a sub-advisory fee equal, on an annual basis, to .37% of SFT Advantus International Bond Fund’s average daily net assets. The sub-advisory fees paid to Franklin by Advantus Capital during the fiscal years ended December 31, 2014, 2013 and 2012 were as follows:

2014	2013	2012
$477,446	$478,541	$433,228

Waddell & Reed Investment Management Company (“WRIMCO”). WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of WDR, a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. WRIMCO and its affiliates manage other investment companies and accounts. Two of such registered investment companies — the Ivy Funds VIP Growth Portfolio and Ivy Funds VIP Small Company Growth Portfolio, each a series of Ivy Funds Variable Insurance Portfolios — have investment policies and strategies similar to those of the Trust’s SFT IvySM Growth Fund and SFT IvySM Small Cap Growth Fund, respectively.

WRIMCO serves as investment sub-adviser to the Trust’s SFT IvySM Growth Fund and SFT IvySM Small Cap Growth Fund pursuant to separate investment sub-advisory agreements with Advantus Capital (the “Ivy Growth Agreement” and the “Ivy Small Cap Growth Agreement,” respectively), each of which was approved by the Board of Trustees of the Trust on April 22, 2014 and became effective on May 1, 2014.

The Ivy Growth Agreement and Ivy Small Cap Growth Agreement will each terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Ivy Growth Agreement and Ivy Small Cap Growth Agreement is each terminable at any time, without penalty, by the Board of Trustees of the Trust, by Advantus Capital or by vote of a majority of such Fund’s outstanding voting securities on 60 days’ written notice to WRIMCO and by WRIMCO on 60 days’ written notice to Advantus Capital. Unless sooner terminated, the Ivy Growth Agreement and Ivy Small Cap Growth Agreement shall each continue in effect from year to year if approved at least annually either by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of such Fund, provided that in either event such continuance is also approved by the vote of a majority of the Trustees who are not interested persons of any party to the Ivy Growth Agreement and Ivy Small Cap Growth Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Ivy Growth Agreement and Ivy Small Cap Growth Agreement was each last approved by the Board of Trustees of the Trust (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on January 29, 2015.

From the advisory fees received from SFT IvySM Growth Fund and SFT IvySM Small Cap Growth Fund, Advantus Capital pays WRIMCO a sub-advisory fee equal on an annual basis to the following percentages of each Fund’s average daily net assets:

SFT IvySM Growth Fund

Assets	Annual Fee
0 to $25 million	0.55% (55 bps)
Greater than $25 million to $50 million	0.45% (45 bps)
Over $50 million	0.33% (33 bps)

SFT IvySM Small Cap Growth Fund

Assets	Annual Fee
0 to $25 million	0.82% (82 bps)
Greater than $25 million to $50 million	0.72% (72 bps)
Greater than $50 million to $75 million	0.55% (55 bps)
Over $75 million	0.40% (40 bps)

The sub-advisory fees paid to WRIMCO by Advantus Capital during the fiscal years ended December 31, 2014, 2013 and 2012 were as follows:

	2014*	2013	2012
SFT IvySM Growth Fund	$687,324	N/A	N/A
SFT IvySM Small Cap Growth Fund	$351,361	N/A	N/A

*	The information presented is from May 1, 2014 (commencement of operations) through December 31, 2014.

Pyramis Global Advisors, LLC (“Pyramis”). Pyramis is an investment management firm providing advisory and sub-advisory services to various institutional clients. Pyramis has been in business since 2006 and is based in Smithfield, Rhode Island. Pyramis is a Fidelity Investments company, and is wholly owned by Pyramis Global Advisors Holdings Corp., which in turn is owned by FMR LLC.

Pyramis serves as investment sub-adviser to the Trust’s SFT Pyramis® Core Equity Fund pursuant to an investment sub-advisory agreement with Advantus Capital, which was approved by the Board of Trustees of the Trust on April 22, 2014 and became effective on May 1, 2014 (the “Pyramis® Agreement”).

The Pyramis® Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Pyramis® Agreement is terminable at any time, without penalty, by the Board of Trustees of the Trust, by Advantus Capital or by vote of a majority of the SFT Pyramis® Core Equity Fund’s outstanding voting securities on 60 days’ written notice to Pyramis and by Pyramis on 60 days’ written notice to Advantus Capital. Unless sooner terminated, the Pyramis® Agreement shall continue in effect from year to year if approved at least annually either by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the SFT Pyramis® Core Equity Fund, provided that in either event such continuance is also approved by the vote of a majority of the Trustees who are not interested persons of any party to the Pyramis® Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Pyramis® Agreement was last approved by the Board of Trustees of the Trust (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on January 29, 2015.

From the advisory fee received from SFT Pyramis® Core Equity Fund, Advantus Capital pays Pyramis a sub-advisory fee equal on an annual basis to the following percentages of the Fund’s average daily net assets:

Assets	Annual Fee
First $350 million	0.33% (33 bps)
Second $350 million to $500 million	0.32% (32 bps)
Over $500 million	0.31% (31 bps)

The sub-advisory fees paid to Pyramis by Advantus Capital during the fiscal years ended December 31, 2014, 2013 and 2012 were as follows:

2014*	2013	2012
$200,219	N/A	N/A

*	The information presented is from May 1, 2014 (commencement of operations) through December 31, 2014.

T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price Group, Inc. (“Group”) is a publicly owned company and owns 100% of the stock of T. Rowe Price Associates, Inc., which in turn owns 100% of T. Rowe Price International Ltd., which in turn owns 100% each of T. Rowe Price Hong Kong Limited and T. Rowe Price Singapore Private Ltd. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliate companies. T. Rowe Price and its affiliates manage numerous other investment companies and accounts. One of such publicly registered investment companies — T. Rowe Price Value Fund, Inc. — has investment policies and strategies generally similar to those of the Trust’s SFT T. Rowe Price Value fund.

T. Rowe Price serves as investment sub-adviser to the Trust’s SFT T. Rowe Price Value Fund pursuant to an investment sub-advisory agreement with Advantus Capital, which was approved by the Board of Trustees on April 22, 2014 and became effective on May 1, 2014 (the “T. Rowe Price Agreement”).

The T. Rowe Price Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the T. Rowe Price Agreement is terminable at any time, without penalty, by the Board of Trustees of the Trust, by Advantus Capital or by vote of a majority of the T. Rowe Price Value Fund’s outstanding voting securities on 60 days’ written notice to T. Rowe Price and by T. Rowe Price on 60 days’ written notice to Advantus Capital. Unless sooner terminated, the T. Rowe Price Agreement shall continue in effect from year to year if approved at least annually either by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the SFT T. Rowe Price Value Fund, provided that in either event such continuance is also approved by the vote of a majority of the Trustees who are not interested persons of any party to the T. Rowe Price Agreement, cast in person at a meeting called for the purpose of voting on such approval. The T. Rowe Price Agreement was last approved by the Board of Trustees of the Trust (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on January 29, 2015.

From the advisory fee received from SFT T. Rowe Price Value Fund, Advantus Capital pays T. Rowe Price a sub-advisory fee equal on an annual basis to the following percentages of the Fund’s average daily net assets:

Assets	Annual Fee**
All Assets of the Fund	50 bps on first $50 million
45 bps on next $50 million
40 bps reset at $100 million*
35 bps reset at $200 million*
32.5 bps reset at $500 million*
30 bps above $500 million

*

The Sub-Adviser will provide the Adviser transitional credits to eliminate any discontinuity between the tiered fee schedule and the flat 0.40% fee schedule once assets exceed $100 million, between the flat 0.40% fee schedule and flat 0.35% fee schedule once assets reach $200 million, and between the flat 0.35% fee schedule and the flat 0.325% once assets reach $500 million. The credits will apply at asset levels between approximately $83.3 million and $100 million, at assets levels between approximately $175 million and $200 million, and at assets levels between approximately $464.3 million and $500 million.

To accommodate circumstances where the Fund’s assets fall beneath $100 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $83.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.40% fee schedule by the difference between the current portfolio size for billing purposes and the $83.3 million threshold, divided by the difference between $100 million and the $83.3 million threshold. The credit would approach $75,000 annually when the Fund’s assets were close to $100 million and fall to zero at approximately $83.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as the credit to fees assessed:

Current Portfolio Size for Billing Purposes - $83,333,333.33	$75,000
$16,666,666.67

To accommodate circumstances where the Fund’s assets fall beneath $200 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $200 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $175 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.40% fee schedule and the flat 0.35% fee schedule by the difference between the current portfolio size for billing purposes and the $175 million threshold, divided by the difference between $200 million and the $175 million threshold. The credit would approach $100,000 annually when the Fund’s assets were close to $200 million and fall to zero at approximately $175 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as the credit to fees assessed:

Current Portfolio Size for Billing Purposes - $175,000,000	$100,000
$25,000,000

To accommodate circumstances where the Fund’s assets fall beneath $500 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $500 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $464.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.35% fee schedule and the flat 0.325% fee schedule by the difference between the current portfolio size for billing purposes and the $464.3 million threshold, divided by the difference between $500 million and the $464.3 million threshold. The credit would approach $125,000 annually when the Fund’s assets were close to $500 million and fall to zero at approximately $464.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as the credit to fees assessed:

Current Portfolio Size for Billing Purposes - $464,285,714.29	$125,000
$35,714,285.71

**	Assets are aggregated with assets of the Advantus-Minnesota Life Ins. Co. Value Separate Account for purposes of calculating the fee.

The sub-advisory fees paid to T. Rowe Price by Advantus Capital during the fiscal years ended December 31, 2014, 2013 and 2012 were as follows:

2014*	2013	2012
$317,161	N/A	N/A

*	The information presented is from May 1, 2014 (commencement of operations) through December 31, 2014.

BASIS OF ANNUAL APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

A discussion regarding the basis of the approval by the Board of Trustees of the Trust on January 29, 2015, of the Investment Advisory Agreement with Advantus Capital and the Franklin Agreement, Ivy Growth Agreement, Ivy Small Cap Growth Agreement, Pyramis® Agreement and T. Rowe Price Agreement, is available in the Semiannual Report to Shareholders for the period ending June 30, 2015. A discussion regarding the basis of the approval by the Board of Trustees of the Investment Advisory Agreement for the SFT Advantus Managed Volatility Equity Fund on July 30, 2015, will be available in the Annual Report to Shareholders for the period ending December 31, 2015.

INFORMATION REGARDING TRUST PORTFOLIO MANAGERS — ADVANTUS CAPITAL

Other Accounts Managed. For each of the Trust’s Funds (except the SFT International Bond Fund, SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, SFT Pyramis® Core Equity Fund and SFT T. Rowe Price Value Fund), the table below lists the number of other accounts managed by each Advantus Capital portfolio manager within each of the following categories and the total assets in the accounts managed within each category as of January 31, 2015: (i) registered investment companies (“RICs”), (ii) other pooled investment vehicles, and (iii) other accounts. Except as noted below, none of the accounts identified in any category pays an advisory fee based on the performance of the account.

PORTFOLIO MANAGER	TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS (in millions)
Matthew K. Richmond	RICs	3	692
	Pooled Investment Vehicles	2	45
	Other Accounts	1	50
Lowell R. Bolken	RICs	4	764
	Pooled Investment Vehicles	2	45
	Other Accounts	4	216
Thomas B. Houghton	RICs	3	1,042
	Pooled Investment Vehicles	3	321
	Other Accounts	11	1,426
David M. Kuplic	RICs	4	109
	Pooled Investment Vehicles	4	5,747
	Other Accounts	5	5,276

PORTFOLIO MANAGER	TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS (in millions)
David W. Land	RICs	3	1,052
	Pooled Investment Vehicles	2	89
	Other Accounts	9	1,449
Christopher R. Sebald	RICs	4	1,140
	Pooled Investment Vehicles	3	321
	Other Accounts	12	1,597
James P. Seifert	RICs	2	777
	Pooled Investment Vehicles	4	923
	Other Accounts	1	5
Craig M. Stapleton	RICs	5	181
	Pooled Investment Vehicles	0	0
	Other Accounts	17	7,245

CONFLICTS OF INTEREST. In the judgment of the Trust’s investment adviser, no material conflicts of interest are likely to arise in connection with a portfolio manager’s management of a Trust Fund on the one hand and the management of any account identified above on the other. All portfolio managers must manage assets in their personal accounts in accordance with Advantus Capital’s and the Trust’s code of ethics. The Trust Fund and all other accounts managed by a portfolio manager in a similar style are managed subject to substantially similar investment restrictions and guidelines, and therefore no conflict of interest is likely to arise due to material differences in investment strategy. Advantus Capital has adopted policies and procedures designed to ensure that investment opportunities are allocated fairly between a Trust Fund and other accounts managed by the same portfolio manager, including accounts of Advantus Capital or its affiliates. In addition, Advantus Capital believes that material conflicts due to differences in compensation paid to portfolio managers (see below) are also unlikely to arise. Account performance is a factor in determining a portfolio manager’s compensation, but no portfolio manager’s compensation structure favors one account over another on the basis of performance.

PORTFOLIO MANAGERS’ OWNERSHIP OF TRUST SECURITIES. The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options. At December 31, 2014, none of the portfolio managers identified above owns beneficially, through such contracts, shares of any of the Funds in the Trust.

PORTFOLIO MANAGER COMPENSATION. As of the end of the Trust’s most recent fiscal year, each portfolio manager of a Trust Fund is compensated for managing the Fund and for managing other accounts identified above in the manner set forth below. Portfolio managers also receive other compensation in the form of group insurance and medical benefits and pension and other retirement benefits which are available generally to all employees of Advantus Capital and which do not discriminate in favor of any portfolio manager.

The portfolio manager of the Index 500 Fund and Index 400 Fund receives the following compensation:

Base Salary — the portfolio manager’s total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.

Short-term Bonus — the portfolio manager is eligible for an annual bonus that is based on ability to meet predetermined goals. Of the total goal, approximately 75% is based on the pre-tax investment performance versus an appropriate benchmark, which, in the case of a Fund, is the Fund’s benchmark index described in the Trust’s prospectus. Performance comparisons to the respective benchmark are performed using one-year performance. The remaining goals (approximately 25%) are based on subjective fulfillment of position duties.

Long-term Incentive — the portfolio manager is eligible for a long-term bonus that is dependent upon Advantus Capital’s strategic business objectives such as profitability, sales, etc. If long-term bonuses are granted, the bonus has a four-year vesting schedule.

Deferred Compensation — the portfolio manager has the option to defer all or part of his or her short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.

The portfolio managers of the Bond Fund, Money Market Fund, Mortgage Securities Fund and Real Estate Securities Fund receive the following compensation:

Base Salary — the portfolio manager’s total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.

Short-term Bonus — the portfolio manager is eligible for an annual bonus that is based on the portfolio manager’s ability to meet predetermined goals. Of the total goal, approximately 80% is based on the pre-tax investment performance versus an appropriate benchmark and peer group. In the case of a Fund, the appropriate benchmark is the Fund’s benchmark index described in the Trust’s prospectus. Appropriate peer groups are determined using applicable Lipper investment categories. Performance comparisons to the respective benchmark and peer group are performed using both one-year and three-year performance. The remaining goals (approximately 20%) are based on subjective fulfillment of position duties.

Long-term Incentive — the portfolio manager is eligible for a long-term bonus that is dependent upon Advantus Capital’s and Securian Financial Group’s strategic business objectives such as profitability, sales, etc. If long-term bonuses are granted, the bonus has a four-year vesting schedule.

Deferred Compensation — the portfolio manager has the option to defer all or part of his or her short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.

Revenue Share — the portfolio manager is paid a percentage of revenue received for the management of assets for unaffiliated clients. Revenues received from accounts of Advantus Capital or any of its affiliates, or from Trust Funds, are not subject to revenue share.

The portfolio managers of the Managed Volatility and Managed Volatility Equity Funds receive the following compensation:

Base Salary — the portfolio manager’s total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.

Short-term Bonus — the portfolio manager is eligible for an annual bonus that is based on the portfolio manager’s ability to meet predetermined goals. Of the total goal, a majority is based on investment performance versus appropriate benchmarks and peer groups along with subjective standards relating to investment management activities. The remaining goals are based on subjective fulfillment of position duties.

Long-term Incentive — the portfolio manager is eligible for a long-term bonus that is dependent upon Advantus Capital’s strategic business objectives such as profitability, sales, etc. If long-term bonuses are granted, the bonus has a four-year vesting schedule.

Deferred Compensation — the portfolio manager has the option to defer all or part of his or her short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.

Revenue Share — the portfolio manager is paid a percentage of revenue received for the management of assets for unaffiliated clients. Revenues received from accounts of Advantus Capital or any of its affiliates, or from Trust Funds, are not subject to revenue share.

INFORMATION REGARDING PORTFOLIO MANAGERS — FRANKLIN

This section reflects information about the portfolio manager as of December 31, 2014.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed (1)	Assets of Other Pooled Investment Vehicles Managed (x $1 million) (1)	Number of Other Accounts Managed (1)	Assets of Other Accounts Managed (x $1 million) (1)
Michael J. Hasenstab	19	92,162.3	41	93,861.9	17	6,494.9
Christine Zhu	9	5,503.6	16	5,009.1	11	3,652.1

(1)	The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the International Bond Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the SFT Advantus International Bond Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the SFT Advantus International Bond Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the SFT Advantus International Bond Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the SFT Advantus International Bond Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the SFT Advantus International Bond Fund may outperform the securities selected for the SFT Advantus International Bond Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the SFT Advantus International Bond Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Franklin and the Trust have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. Franklin seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary.

Annual Bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by Franklin. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and fund shareholders. The Chief Investment Officer of Franklin and/or other officers of Franklin, with responsibility for the fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin guidelines. The following factors are generally used in determining bonuses under the plan.

•

Investment Performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-Investment Performance. The more qualitative contributions of the portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional Long-Term Equity-Based Compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF TRUST SHARES. Franklin has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options. As of December 31, 2013, the portfolio managers of the International Bond Fund owned no shares in such Fund or in any other Fund of the Trust.

INFORMATION REGARDING PORTFOLIO MANAGERS – WRIMCO

This section reflects information about the portfolio manager as of December 31, 2014.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed	Number of Other Pooled Investment Vehicles Managed	Assets of Other Pooled Investment Vehicles Managed	Number of Other Accounts Managed	Assets of Other Accounts Managed
Daniel P. Becker*	5	$6,409,115,600.79	5	$82,556,786.38	22	$1,509,747,463.19
Philip J. Sanders*	5	$6,409,115,600.79	5	$82,556,786.38	22	$1,509,747,463.19
Gilbert C. Scott**	2	$246,228,875.29	2	$121,930,769.98	5	$157,653,766.07

*	Portfolio manager for SFT IvySM Growth Fund
**	Portfolio manager for SFT IvySM Small Cap Growth Fund

Compensation

WRIMCO believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; and c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent); and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by WRIMCO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by WRIMCO (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by WRIMCO (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by WRIMCO (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Conflict of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Waddell & Reed seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•

The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. Waddell & Reed seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to Waddell & Reed’s Allocation Procedures.

Waddell & Reed and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Ownership of Trust Shares

The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options. As of December 31, 2014, the portfolio managers of the SFT IvySM Growth Fund and SFT IvySM Small Cap Growth Fund do not own any shares in such Funds or in any other Fund of the Trust.

INFORMATION REGARDING PORTFOLIO MANAGER – PYRAMIS

This section reflects information about the portfolio manager as of December 31, 2014.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts within each category:

Name Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (millions)
Chandler Willett	Registered Investment Companies	4	$1,695	0	$0
	Other Pooled Investment Vehicles	16	$3,675	0	$0
	Other Accounts	6	$325	0	$0

Chad Colman	Registered Investment Companies	4	$1,695	0	$0
	Other Pooled Investment Vehicles	16	$3,674	0	$0
	Other Accounts	2	$302	0	$0

Name Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (millions)
Katharine O’Donovan	Registered Investment Companies	4	$1,695	0	$0
	Other Pooled Investment Vehicles	16	$3,674	0	$0
	Other Accounts	2	$302	0	$0

Ed Field	Registered Investment Companies	4	$1,695	0	$0
	Other Pooled Investment Vehicles	16	$3,674	0	$0
	Other Accounts	2	$302	0	$0

Andrew Swanson	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	10	$2,883	0	$0
	Other Accounts	3	$16	0	$0

Jody Simes	Registered Investment Companies	4	$1,695	0	$0
	Other Pooled Investment Vehicles	7	$683	0	$0
	Other Accounts	2	$302	0	$0

Chip Perrone	Registered Investment Companies	4	$1,695	0	$0
	Other Pooled Investment Vehicles	16	$3,674	0	$0
	Other Accounts	2	$302	0	$0

Hamish Clark	Registered Investment Companies	4	$1,695	0	$0
	Other Pooled Investment Vehicles	16	$3,608	0	$0
	Other Accounts	2	$302	0	$0

Adam Benjamin	Registered Investment Companies	4	$1,695	0	$0
	Other Pooled Investment Vehicles	7	$810	0	$0
	Other Accounts	2	$302	0	$0

Compensation

Chandler Willet is the lead portfolio manager (the “Lead Portfolio Manager”) of the SFT Pyramis® Core Equity Fund and receives compensation for his services. Portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The Lead Portfolio Manager’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The components of Mr. Willet’s bonus are based on the investment performance of Pyramis funds and accounts which eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or peer group. The portion of the Lead Portfolio Manager’s bonus that is linked to the investment performance of the Pyramis Large Cap Core strategy is based on the pre-tax investment performance of the strategy measured against the Standard & Poor’s 500 Index and the pre-tax investment performance of the strategy within the eVestment Alliance Large Cap Core Equity peer group. The Lead Portfolio Manager is also compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Pyramis’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Jody Simes, Chad Colman, Katharine O’Donovan, Ed Field, Hamish Clark, Chip Perrone and Andrew Swanson are each co-portfolio managers of SFT Pyramis® Core Equity Fund and receive compensation for their services. Portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by the level of responsibility and tenure at Pyramis or its affiliates. The primary components of a portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, (ii) measurement of their % positive impact resulting from their rated securities across a defined set of portfolios, and (iii) the investment performance of other Pyramis funds and accounts. A smaller, subjective component of the co-portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of Pyramis. The portion of each co-portfolio manager’s bonus that is linked to the investment performance of Pyramis Large Cap Core strategy is based on the pre-tax investment performance of the strategy measured against the Standard & Poor’s 500 Index and the pre-tax investment performance of the strategy within the eVestment Alliance Large Cap Core Equity peer group. An additional portion of each co-portfolio manager’s bonus is based on the pre-tax investment performance of the portion of the strategy’s assets each co-manager manages measured against a sector benchmark. Each co-portfolio manager also is compensated under equity based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Conflict of Interest

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. For example, a portfolio manager may manage other funds or accounts that engage in short sales, and could sell short a security for such other fund or account that the fund also trades or holds. Although Pyramis monitors such transactions to attempt to ensure equitable treatment of both the fund and a fund or account that engages in short sales, there can be no assurance that the price of a security held by the fund would not be impacted as a result. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Ownership of Trust Shares

The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options. As of December 31, 2014, the portfolio managers of the SFT Pyramis® Core Equity Fund do not own any shares in such Fund or in any other Fund of the Trust.

INFORMATION REGARDING PORTFOLIO MANAGER – T. ROWE PRICE

This section reflects information about the portfolio manager as of December 31, 2014.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts within each category:

12/31/2014	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mark S. Finn	6	33,539.71	3	3,747.60	26	4,835.45

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Compensation is variable and is determined based on several factors:

1.	Investment performance over 1-, 3-, 5-, and 10-year periods. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the appropriate benchmark(s) for the investment product, as well as comparably managed investment strategies of competitive investment management firms.

2.	Teamwork. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being a good corporate citizen are important components of our long-term success and are highly valued.

Compensation is viewed with a long-term time horizon — the more consistent a manager’s performance over time, the higher the compensation opportunity. Fluctuation in assets under management is not considered a material factor.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

Conflict of Interest

Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Ownership of Trust Shares

The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options. As of December 31, 2014, the portfolio manager of the SFT T. Rowe Price Value Fund does not own any shares in such Fund or in any other Fund of the Trust.

DISCLOSURE OF FUND HOLDINGS

The Board of Trustees of the Trust has adopted policies and procedures on the Trust’s behalf to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds (the “Disclosure Policies”). The Disclosure Policies are intended to ensure compliance with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Trust to prevent the selective disclosure of non-public information concerning the Funds, except in accordance with the Disclosure Policies. The Trust does not receive any compensation in return for the disclosure of information about a Fund’s securities or for any ongoing arrangements to make available information about a Fund’s securities.

The Board considered the circumstances under which a Fund’s portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Trust’s shareholders, on the one hand, and those of Advantus Capital and its affiliates, on the other hand. After giving due consideration to these matters and after the exercise of its fiduciary duties, the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board of Trustees exercises continuing oversight of the disclosure of the portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Trust’s shareholders and those of its service providers and for any waivers and exceptions made to the Disclosure Policies during the preceding quarter and determining if they were made in the best interests of Trust shareholders, (ii) reviewing, at least quarterly, any violation(s) of the Disclosure Policies during the preceding quarter, and (iii) reviewing these procedures from time to time for their continued appropriateness and amending or ratifying the Disclosure Policies as the Board of Trustees deems necessary. In addition, the Board of Trustees oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies.

The Board of Trustees reserves the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

The Trust files complete portfolio holdings schedules for each Fund as required in public filings made with the SEC on a quarterly basis. In its capacity as investment adviser to the Trust, Advantus Capital personnel that deal directly with the management, processing, settlement, review, control, auditing, reporting or valuation of portfolio trades have full daily access to portfolio holdings. Such persons are subject to duties of confidentiality and trade prohibitions pursuant to the Advantus Capital Code of Ethics. Below is a list that describes the circumstances in which portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC. Certain affiliated and unaffiliated entities that receive nonpublic portfolio holdings information are subject to a duty not to disclose or trade on such information if such duty is a contractual duty or is an independent obligation otherwise imposed.

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Disclosure on a Delay. The Trust and Advantus Capital may publicly disclose all calendar quarter-end portfolio holdings of all Funds after a 60 day delay. Disclosure to consultant databases, ratings agencies and other third parties will be subject to the delay requirement unless permitted pursuant to another approved method of portfolio holdings disclosure.

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Affiliated Service Providers. Certain personnel of affiliated service providers that deal directly with internal audit, accounting, financial reporting, legal and other administrative services have full daily access to portfolio holdings. Such personnel include employees of the Trust’s administrative services agent, Securian Financial Group, and the Trust’s underwriter, Securian Financial Services, Inc. The frequency of disclosure varies and may be as frequent as daily, with no lag.

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Unaffiliated Service Providers — Daily. Certain personnel employed by unaffiliated third party service providers have daily access to portfolio holdings information. Such personnel include (i) employees of the Trust’s accountant, State Street Bank and Trust Company, that are involved in the daily accounting and investment administration services of the Trust and other services provided to the Trust, (ii) employees of the Trust custodians, Wells Fargo Bank Minnesota and The Bank of New York Mellon Corporation and, (iii) employees of other unaffiliated service providers, Bloomberg LP, Interactive Data, Pricing and Reference Data, Inc. (IDC), Standard & Poor’s Securities Evaluations, Inc., Lipper, Inc., and Eagle Investment Systems, that are involved with other Fund services such as maintenance of computer systems used by Advantus Capital or other service providers on behalf of the Trust and security pricing. The frequency of disclosure varies and may be as frequent as daily, with no lag. These parties are subject to contractual duties of confidentiality regarding portfolio holdings information.

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Unaffiliated Service Providers — As Needed. Personnel of certain other unaffiliated third party service providers have access to Trust portfolio holdings information only as needed to provide services to the Trust. These service providers include (i) the Trust’s independent registered public accounting firm, KPMG LLP, (ii) the Trust’s general counsel, Dorsey & Whitney LLP, (iii) the independent legal counsel to the Trust’s independent trustees, Faegre Baker Daniels LLP, (iv) the Trust’s financial printer and EDGAR filing agent, R.R. Donnelley and Merrill Corporation, in connection with the printing of the Trust’s annual and semiannual reports to shareholders and the filing of the Trust’s reports on Form N-CSR, Form N-Q and other reports with the Securities and Exchange Commission, and (v) other attorneys in connection with evaluation of a potential investment or a collection of investments or in connection with seeking other legal advice which may be on behalf of the Trust, Advantus Capital or other service providers provided there is a duty of confidentiality established either by contract or by law. The frequency of disclosure varies and is provided on an as needed basis.

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Disclosure to Sub-Adviser — Certain personnel employed by a sub-adviser to a Fund have daily access to portfolio holdings information as needed to conduct their sub-advisory services. This portfolio holdings information is subject to the portfolio holding policies of the sub-adviser. The SFT Advantus International Bond Fund’s Sub-Adviser, Franklin, has adopted a policy regarding disclosure of portfolio holdings information related to the SFT Advantus International Bond Fund.

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Select Broker/Dealers Related to Trading. Portfolio managers, analysts and traders may discuss portfolio holdings with various broker/dealers for purposes of trade settlement, analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of certain portfolio holdings, as well as for the purpose of assisting portfolio managers in the trading of such securities. The frequency of disclosure to select broker/dealers for trading and research purposes varies and may be as frequent as daily, with no delay.

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Disclosure of Individual Fund Holdings. Certain spokespersons of Advantus Capital, Franklin or the Trust may disclose or confirm the ownership of any individual holding position in materials prepared for Trust shareholders, media interviews, due diligence meetings with management, shareholders, consultants and other interested parties; provided that (i) aggregate client position size is not disclosed, (ii) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Fund (which can be disclosed only in accordance with the Disclosure Policies), and (iii) the information does not constitute material nonpublic information.

DISCLOSURE AS REQUIRED BY LAW. A Fund’s portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions held in a Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of required disclosure include, but are not limited to, disclosure of portfolio holdings (i) in a filing or submission with the SEC or another regulatory body or on the Trust’s website, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit, or (iv) as required by court order. Disclosure of portfolio holdings or other investment positions as required by applicable laws, rules and regulations must be authorized by the Chief Compliance Officer, or an authorized designee.

WAIVERS OF DISCLOSURE POLICIES. The Chief Compliance Officer oversees the Disclosure Policies on a day-to-day basis. The Chief Compliance Officer, or an authorized designee, makes decisions regarding any waiver or exception of a Disclosure Policy based on the best interests of Trust shareholders, including an analysis of any actual or potential conflicts of interest. The Chief Compliance Officer also considers whether the advance disclosure is supported by a legitimate business purpose and whether the information is subject to an independent duty or agreement not to disclose or trade on the nonpublic information. All waivers and exceptions will be disclosed to the Board of Trustees at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver, and the length of the delay between the date of the information and the date on which the information is disclosed to the recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a Fund and its shareholders, and the legitimate business purposes served by the disclosure.

ADMINISTRATIVE SERVICES

The Trust has entered into an agreement with Securian Financial Group, Inc. (“SFG”) and Advantus Capital Management, Inc. (“Advantus”), dated January 1, 2015, under which SFG provides accounting oversight, financial reporting, legal and other administrative services and Advantus provides certain securities pricing services to the Trust. Under the agreement, each Fund reimburses SFG and Advantus quarterly for the actual costs incurred by each in performing such services, as determined in accordance with their customary cost accounting procedures consistently applied. Additional accounting and administrative services are performed by State Street Bank and Trust Company (see below). Also under the agreement, SFG oversees State Street’s performance of these services. Prior to January 1, 2013, SFG’s subsidiary, Minnesota Life, provided similar administrative services to the Trust and its predecessor entity, Advantus Series Fund. During each of the last three calendar years the amounts paid by the predecessor entity of each Fund to Minnesota Life for these services were as follows:

Fund	2014	2013	2012
SFT Advantus Bond Fund	$40,794	$54,932	$55,348
SFT Advantus Index 400 Mid-Cap Fund	36,711	34,350	41,047
SFT Advantus Index 500 Fund	36,488	34,350	31,106
SFT Advantus International Bond Fund	42,998	58,367	58,577
SFT Advantus Managed Volatility Fund	36,711	17,319	n/a
SFT Advantus Managed Volatility Equity Fund(a)	n/a	n/a	n/a
SFT Advantus Money Market Fund	42,998	56,663	35,797
SFT Advantus Mortgage Securities Fund	39,237	58,338	62,505
SFT Advantus Real Estate Securities Fund	35,759	29,183	41,047
SFT IvySM Growth Fund	20,660	n/a	n/a
SFT IvySM Small Cap Growth Fund	20,660	n/a	n/a
SFT Pyramis® Core Equity Fund	20,660	n/a	n/a
SFT T. Rowe Price Value Fund	20,660	n/a	n/a

(a)	Because the Fund is new, no amounts were paid in prior years.

The Trust has also entered into separate agreements with State Street Bank and Trust Company (“State Street”) pursuant to which State Street provides daily accounting and investment administration services for the Trust’s Finds. Under these agreements, each dated May 1, 2012, each Fund pays annual accounting and administration fees equal to a specified percentage of the Fund’s net assets, ranging from .01% to .045% depending on the Fund and its level of net assets, as well as various fixed fees and charges for other services provided under the agreements. During the last three calendar years, the amounts paid by the Fund or the predecessor entity of each Fund to State Street for these services were as follows:

Fund	2014	2013	2012
SFT Advantus Bond Fund	$160,467	$168,531	$164,018
SFT Advantus Index 400 Mid-Cap Fund	64,527	70,762	65,627
SFT Advantus Index 500 Fund	120,796	125,164	108,256
SFT Advantus International Bond Fund	78,691	84,835	74,974
SFT Advantus Managed Volatility Fund	80,449	16,829	n/a
SFT Advantus Managed Volatility Equity Fund(a)	n/a	n/a	n/a
SFT Advantus Money Market Fund	89,421	91,554	96,478
SFT Advantus Mortgage Securities Fund	62,965	67,275	64,371
SFT Advantus Real Estate Securities Fund	61,728	65,798	62,744
SFT IvySM Growth Fund	67,259	n/a	n/a
SFT IvySM Small Cap Growth Fund	59,609	n/a	n/a
SFT Pyramis® Core Equity Fund	113,934	n/a	n/a
SFT T. Rowe Price Value Fund	63,821	n/a	n/a

(a)	Because the Fund is new, no amounts were paid in prior years.

CODE OF ETHICS

Advantus Capital, Securian Financial and the Trust, together with the sub-advisers for the SFT Advantus International Bond Fund, SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, SFT Pyramis® Core Equity Fund and SFT T. Rowe Price Value Fund has each adopted a Code of Ethics in accordance with the Investment Company Act of 1940 and the rules and regulations thereunder. The private investment activities of personnel covered by the Code of Ethics are restricted in accordance with the Code’s provisions, but, subject to such provisions, personnel may invest in securities including securities that may be purchased or held by the Trust.

PROXY VOTING POLICIES

The Trust and its Funds, excluding the SFT IvySM Growth, SFT IvySM Small Cap Growth, SFT Pyramis® Core Equity and SFT T. Rowe Price Value Funds, have delegated all proxy voting responsibilities to Advantus Capital. Advantus Capital has adopted policies and procedures relating to the voting of proxies (the “Proxy Voting Policies”) that are designed to ensure that proxies are voted in the best interests of the Funds in accordance with Advantus Capital’s fiduciary duties and legal and regulatory requirements. Advantus Capital has retained Glass Lewis & Co (“Glass Lewis”) as a proxy adviser. Advantus Capital will, in most cases follow proxy voting guidelines developed by Glass Lewis & Co. (the “Guidelines”). However, these Guidelines are just that — guidelines; they are not strict rules that must be obeyed in all cases. Advantus Capital’s Proxy Voting Policies allow it to vote shares contrary to the typical vote indicated by the Guidelines if such a vote is in a Fund’s best interests. Advantus Capital has an Investment Policy Committee, responsible for overseeing the Proxy Voting Policies, approving proxy voting policies and making voting decisions on ballots that give rise to a conflict of interest. All conflicts of interest will be resolved in the interests of the Funds. A summary of Advantus Capital’s Proxy Voting Policies is attached as Appendix D.

In the case of the SFT IvySM Growth and SFT IvySM Small Cap Growth Funds, all proxy voting responsibilities have been delegated to such Fund’s investment sub-adviser, WRIMCO. A summary of WRIMCO’s proxy voting policies is attached as Appendix E. In the case of the SFT Pyramis® Core Equity Fund, all proxy voting responsibilities have been delegated to the Fund’s investment sub-adviser, Pyramis. A summary of the Pyramis® proxy voting policies is attached as Appendix F. In the case of the SFT T. Rowe Price Value Fund, all proxy voting responsibilities have been delegated to the Fund’s investment sub-adviser, T. Rowe Price Associates. A summary of the T. Rowe Price Associates proxy voting policies is attached as Appendix G.

Information regarding how the Trust (or its predecessor, Advantus Series Fund) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request by calling, toll-free, 1-866-330-7355 or (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov. The Trust will provide this information within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

DISTRIBUTION AGREEMENT

Securian Financial Services, Inc. (“Securian Financial”) acts as the underwriter of the Trust’s shares, pursuant to a written agreement. The Board of Trustees of the Trust, including a majority of the trustees who are not parties to the agreement, or interested persons of any such party, last approved the Trust’s Underwriting and Distribution Agreement dated July 30, 2015 with Securian Financial (the “Distribution Agreement”) on July 30, 2015. Under the Distribution Agreement, Securian Financial does not receive any compensation for its services as principal underwriter for the Trust, except for certain fees paid pursuant to the Trust’s Rule 12b-1 Plan of Distribution. See “Payment of Certain Distribution Expenses of the Trust,” below.

The Distribution Agreement may be terminated by the Trust or Securian Financial at any time by the giving of 60 days’ written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the trustees who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

In the Distribution Agreement, Securian Financial undertakes to indemnify the Trust against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Trust in any way arising out of or in connection with the sale or distribution of the Trust’s shares, except to the extent that such liability is the result of information which was obtainable by Securian Financial only from persons affiliated with the Trust but not with Securian Financial.

PAYMENT OF CERTAIN DISTRIBUTION EXPENSES OF THE TRUST

The Trust has adopted a Plan of Distribution (the “Plan”) relating to the payment of certain distribution and/or shareholder servicing expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, Class 2 shares and the SFT Advantus Managed Volatility, SFT Advantus Managed Volatility Equity Fund, SFT Advantus Money Market, SFT IvySM Growth, SFT IvySM Small Cap Growth, and SFT T. Rowe Price Value Funds (Class 1 shares are not part of the Plan), pay a fee to Securian Financial, or to life insurance companies (“Insurance Companies”) whose variable insurance contracts (“Variable Contracts”) offer shares of the Trust, which, on an annual basis, is equal to .25% of each Fund’s average daily net assets, and is to be used to pay certain expenses incurred in connection with servicing shareholder accounts and to promote the distribution of the Trust’s shares.

The distribution fees may be used by Securian Financial for the purpose of financing any activity, which is primarily intended to result in the sale of shares of the Trust or Variable Contracts offering such shares. Distribution-related payments made under the Plan may be used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of Variable Contract owners or dealers and their representatives, trail commissions, and other distribution-related expenses, including a prorated portion of the overhead expenses of the Distributor or the Insurance Companies which are attributable to the distribution of the Variable Contracts. Payments under the Plan may also be used to pay Insurance Companies, dealers or others for non-distribution services, including, among other things, responding to inquiries from owners of Variable Contracts regarding the Trust, printing and mailing Trust prospectuses and other shareholder communications to existing Variable Contract owners, direct communications with Variable Contract owners regarding Trust operations and Fund composition and performance, furnishing personal services or such other enhanced services as the Trust or a Variable Contract owner may require, or maintaining customer accounts and records.

In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. In particular, the Plan provides that (1) with respect to each Fund/Class, the Plan has been adopted prior to any public offering of the voting securities of the Fund/Class or prior to the sale of such securities to persons who are not affiliated persons of the Trust, affiliated persons of such persons, promoters of the Trust, or affiliated persons of such promoters, or, if not so adopted, the Plan must have been approved by a vote of at least a majority of the outstanding voting securities of each such Fund/Class (Class 1 shares are not part of the Plan), and by a majority vote of both the full Board of Trustees of the Trust and those trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to it (the Independent Trustees), (2) the Plan will continue in effect from one year to another so long as its continuance is specifically approved annually by a majority vote of both the full Board of Trustees and the Independent Trustees, (3) the Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust or of a particular Fund/Class, (4) the Plan may not be amended to increase materially the amount of the fees payable thereunder unless the amendment is approved by a vote of a majority of the outstanding voting securities of the Trust, or of a particular Fund/Class, and all material amendments must be approved by a majority vote of both the full Board of Trustees and the Independent Trustees, (5) while the Plan is in effect, the selection and nomination of any new Independent Trustees is committed to the discretion of the Independent

Trustees then in office, and (6) the Trust’s underwriter, the Insurance Companies or others will prepare and furnish to the Board of Trustees, and the Board of Trustees will review, at least quarterly, written reports which set forth the amounts expended under the Plan and the purposes for which those expenditures were made.

Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Trustees and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company’s Board of Trustees, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Trustees of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company’s disinterested Trustees are committed to the discretion of such disinterested Trustees. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Trustees meetings held January 29, 2015, the Board of Trustees of the Trust so concluded.

During the fiscal year ended December 31, 2014, each Fund or each class of a Fund covered by the Plan of Distribution paid the following amount to Securian Financial in accordance with the Plan:

Fund / Class	Amount Paid
SFT Advantus Bond — Class 2 shares	$916,832
SFT Advantus Index 400 Mid-Cap — Class 2 shares	538,580
SFT Advantus Index 500 — Class 2 shares	1,384,891
SFT Advantus International Bond — Class 2 shares	320,171
SFT Advantus Managed Volatility Fund	201,781
SFT Advantus Managed Volatility Equity Fund(a)	n/a
SFT Advantus Money Market	218,862	(b)
SFT Advantus Mortgage Securities — Class 2 shares	242,295
SFT Advantus Real Estate Securities — Class 2 shares	327,957
SFT IvySM Growth Fund	828,521
SFT IvySM Small Cap Growth Fund	292,315
SFT Pyramis® Core Equity Fund — Class 2 shares	238,931
SFT T. Rowe Price Value Fund	385,152

(a)	Because the Fund is new, no amounts have been paid.
(b)	Effective May 1, 2012 Securian Financial Services, Inc. agreed to waive, reimburse or pay the SFT Advantus Money Market Fund’s Rule 12b-1 distribution expenses so that the Fund’s daily net investment income does not fall below zero (see “SFT Advantus Money Market Fund Net Investment Income Maintenance Agreement” above). A similar agreement with Securian Financial was previously approved by Advantus Series Fund, Inc., the Trust’s predecessor, covering the Money Market Portfolio of the Series Fund, effective October 29, 2009. As of December 31, 2014 the aggregate amount waived totaled $709,546. The total Rule 12b-1 distribution expenses shown above are gross of the amount waived.

In accordance with the Plan of Distribution, Securian Financial has entered into separate Trust Shareholder Services Agreements with Minnesota Life Insurance Company (Minnesota Life), dated May 1, 2012 and Securian Life Insurance Company (Securian Life), dated May 1, 2012 (Securian Life is an affiliate of Minnesota Life). Each of these Agreements provides that Minnesota Life or Securian Life will provide to the Trust, on behalf of Securian Financial, distribution and non-distribution related services, of the type described above. Securian Financial agrees to pay Minnesota Life or Securian Life an amount equal, on an annual basis, to 0.25% of the average combined daily net assets of all the designated Funds of the Trust which are attributable to the Contracts issued by Minnesota Life or Securian Life, respectively, and are a part of the Plan of Distribution. These Agreements were last approved by a vote of the Board of Trustees, including a majority of the Independent Trustees, on July 30, 2015.

The Plan of Distribution could be construed as a “compensation plan” because Securian Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plan of Distribution. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. Securian Financial may spend more or less for the distribution and promotion of the Trust’s shares than it receives as distribution fees pursuant to the Plan of Distribution for the Funds covered by the Plan. However, to the extent fees received exceed expenses, including indirect expense such as overhead, Securian Financial could be said to have received a profit.

CUSTODIANS

The assets of each Fund of the Trust are held in custody by an independent custodian pursuant to a custodian agreement approved by the Trust’s Board of Trustees.

Wells Fargo Bank Minnesota, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, is the custodian for the SFT Advantus Money Market, SFT Advantus Index 500, SFT Advantus Index 400 Mid-Cap and SFT Advantus Real Estate Securities Funds.

The Bank of New York Mellon Corporation, One Mellon Center, Pittsburgh, Pennsylvania 15258, is the custodian for the SFT Advantus International Bond Fund.

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri, 64105, is the custodian for the SFT Advantus Bond, SFT Advantus Managed Volatility, SFT Advantus Managed Volatility Equity Fund, SFT Advantus Mortgage, SFT IvySM Growth, SFT IvySM Small Cap Growth, SFT Pyramis® Core Equity and SFT T. Rowe Price Value Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, acts as the Trust’s independent registered public accounting firm and provides audit services to the Trust, including audits of the Trust’s annual financial statements.

LEGAL COUNSEL

The Trust’s general counsel is Dorsey & Whitney LLP. The firm of Faegre Baker Daniels LLP serves as independent legal counsel to the Trust’s independent trustees.

FUND TRANSACTIONS AND ALLOCATION OF BROKERAGE

INVESTMENT ADVISER: ADVANTUS CAPITAL

The Adviser selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Funds of the Trust, except for a Fund which has entered into a sub-advisory agreement. There is generally no stated commission in the case of fixed income securities, which are traded in the OTC markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. The Adviser considers the full range and quality of a broker’s services in placing brokerage, including the value of research services provided (as defined in the Securities Exchange Act of 1934), execution capability, commission rate, financial responsibility and responsiveness. The Trust may pay higher than the lowest commission rates (on equity securities) or higher than the lowest price (on fixed income securities) available. Research services considered by the Adviser include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for the Adviser, the Trust enables the Adviser to supplement its own investment research activities and allows the Adviser to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Trust. To the extent such commissions are directed to these other brokers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Trust from these commissions.

There is no formula for the allocation by the Advisers of the Trust’s brokerage business to any broker-dealers for brokerage and research services. However, the Adviser will authorize the Trust to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

To the extent research services are used by the Adviser in rendering investment advice to the Trust, such services would tend to reduce the Adviser’s expenses. However, the Adviser does not believe that an exact dollar amount can be assigned to these services. Research services received by the Adviser from brokers or dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the Adviser, and conversely, research services received by the Adviser in respect of transactions for such other portfolios will be available for the benefit of the Trust.

During the fiscal years ended December 31, 2014, 2013 and 2012, brokerage commissions paid by the Funds were:

	Brokerage Commissions Paid
Fund	2014	2013	2012
SFT Advantus Bond Fund	$4,650	$5,946	$6,677
SFT Advantus Index 400 Mid-Cap Fund	15,170	18,271	8,145
SFT Advantus Index 500 Fund	12,022	15,748	13,069
SFT Advantus International Bond Fund	—	—	—
SFT Advantus Managed Volatility Fund	4,007	1,697	n/a
SFT Advantus Managed Volatility Equity Fund(a)	—	—	—

	Brokerage Commissions Paid
Fund	2014	2013	2012
SFT Advantus Money Market Fund	$—	$—	$—
SFT Advantus Mortgage Securities Fund	424	418	155
SFT Advantus Real Estate Securities Fund	311,411	265,323	317,281
SFT IvySM Growth Fund	97,104	n/a	n/a
SFT IvySM Small Cap Growth Fund	113,138	n/a	n/a
SFT Pyramis® Core Equity Fund	45,738	n/a	n/a
SFT T. Rowe Price Value Fund	78,363	n/a	n/a

(a)	Because the Fund is new, no commissions were paid in prior years.

Most transactions in money market instruments will be purchases from issuers of or dealers in money market instruments acting as principal. There usually will be no brokerage commissions paid by the Trust for such purchases since securities will be purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which will reflect a fee paid to the underwriter.

The Trust will not execute portfolio transactions through any affiliate, except as described below. The Adviser believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefits accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

Consistent with achieving best execution, the Trust may participate in so-called “directed brokerage” (or “Commission recapture”) programs, under which brokers (or dealers) used by the Trust remit a portion of brokerage commissions (or credits on fixed income transactions) to the particular Fund from which they were generated. Subject to oversight by the Trust’s Board of Trustees, either the Adviser or the sub-adviser, if any, is responsible for the selection of brokers or dealers and for ensuring that a Fund receives best price and execution in connection with its portfolio brokerage transactions. Participation in such programs may increase Fund returns.

In addition to providing investment management services to the Trust, Advantus Capital provides investment advisory services for insurance companies, including Minnesota Life and its affiliated life insurance companies and certain associated separate accounts. It also provides investment advisory services to qualified pension and profit sharing plans, corporations, partnerships, investment companies and various private accounts. Frequently, investments deemed advisable for the Trust are also deemed advisable for one or more of such accounts, so that Advantus Capital may decide to purchase or sell the same security at or about the same time for both the Trust and one of those accounts. In such circumstances, orders for a purchase or sale of the same security for one or more of those accounts may be combined with an order for the Trust, in which event the transactions will be averaged as to price and normally allocated as nearly as practicable in proportion to the amounts desired to be purchased or sold for each account. While in some instances combined orders could adversely affect the price or volume of a security, it is believed that the Trust’s participation in such transactions on balance will produce better net results for the Trust.

The Trust’s acquisition during the fiscal year ended December 31, 2014, of securities of its regular brokers or dealers or of the parent of those brokers or dealers that derive more than 15 percent of gross revenue from securities-related activities is presented below:

Name of Issuer	Value of Securities Owned in the Funds at End of Fiscal Year
Citigroup, Inc.	$24,722,165
JP Morgan Securities LLC	24,642,654

Name of Issuer	Value of Securities Owned in the Funds at End of Fiscal Year
Bank of America Corp.	$22,330,097
Wells Fargo Brokerage Services LLC	12,910,226
Barclays PLC	2,106,621
BlackRock, Inc.	1,593,287
Raymond James Financial, Inc.	1,009,049
Federated Investors, Inc.	438,200

Sub-Adviser: Franklin

Since most purchases by the SFT Advantus International Bond Fund (the “Fund”) are principal transactions at net prices, it incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services Franklin receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows Franklin to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce Franklin’s research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, Franklin and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (“Distributors”) is a member of the Financial Industry Regulatory Authority, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next sub-advisory fee payable to Franklin will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender, and the advisory fee the Fund pays Advantus Capital will be reduced by the same amount.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Franklin are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Franklin, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

Sub-Adviser: WRIMCO

Trades are executed according to the firm’s Allocation Procedures outlined below.

The purpose of the Allocation Procedures is to minimize the risk that any particular client would be or could be systematically advantaged or disadvantaged by aggregation of orders and to promote fairness and equity for all clients. The Allocation Procedures also govern the allocation of initial public offers (IPOs). IPOs are usually available in limited supply and in amounts too small to permit across-the-board complete pro rata allocations. In addition, Adviser does not know the number of shares it will be allocated as a whole until after the order is placed. As such, special procedures with additional flexibility are necessary to ensure a fair and equitable allocation of IPO securities among Adviser’s clients, over time. These special procedures include giving priority to a fund(s) and/or account(s) whose investment objectives match the ‘style’ of the IPO (e.g., small-cap, mid-cap and international funds and accounts).

All equity trades are completed through our automated trading system, Charles River. Portfolio managers enter trade information such as security allocation (% in each portfolio) into the system and will then communicate the trade to the trading desk and the administrative support staff.

This automated system permits the traders to more efficiently conduct their trading activities and aggregate trades where they see fit. Under the Allocation Procedures, WRIMCO may aggregate orders for the purchase or sale of securities of its clients to lower the transaction costs when consistent with its duty to seek best execution, including, but not limited to, the duty to seek best price for its clients. WRIMCO’s decision not to, or failure to, aggregate orders will not been seen as a violation of its duty of best execution.

Our trading policies and trading strategies described do not differentiate between our proprietary mutual funds and our institutional accounts, with the exception that trades involving both ERISA accounts and affiliated accounts must not allocate to the affiliated accounts until the orders of all ERISA accounts have been filled in their entirety.

Trades are allocated as closely as possible to the proportions of the total order without generating odd-lot positions. Under the Allocation Procedures, adjustments for de minimis allocations and rounding to “round lot” amounts is permitted.

Soft dollar commissions are generated in our complex for two types of research – from broker provided research and third-party research as outlined below:

To effect the portfolio transactions, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the portfolio to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the portfolio. Such policies include the selection of brokers which provide execution and/or research services and other services, (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the portfolio and/or the other portfolios and accounts over which WRIMCO has investment discretion.

Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such investment research includes information on particular companies and industries as well as market, economic or institutional activity areas. Such research may be supplied by either the executing broker or a third party. Broker provided research is research primarily provided by the same broker/dealers with whom we trade securities. Third party research is research provided by “research boutiques” or other service providers but paid for with commissions generated from trading with broker/dealers that have entered into arrangements with those entities. It serves to broaden the scope and supplement the research activities of WRIMCO, serves to make available additional views for consideration and comparisons, and enables WRIMCO to obtain market information on the price of securities held in the portfolio or being considered for purchase.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the portfolio and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by WRIMCO. For mixed-use items, appropriate personnel of WRIMCO shall make a good faith effort, under all the circumstances, to allocate the costs of anticipated research and brokerage service uses and non-research uses, including an explanation of the methodology used to allocate these costs and the percentage allocated to hard and soft dollars.

All arrangements with respect to third party research commitments are privately negotiated and factor in each broker’s execution capabilities, including but not limited to: speed, efficiency, confidentiality, and the willingness and ability of the broker to provide useful and/or desirable investment research and/or special execution services in light of Section 28(e) of the Securities Exchange Act of 1934.

WRIMCO does not generate or earn credit toward commitments incurred by it for third party research and services from commissions generated on transactions for its institutional accounts, including mutual funds for which WRIMCO serves as sub-advisor. However, to achieve best execution, trades for such accounts may be combined or aggregated with fund trades that do generate third party research commission credits for third party research and, therefore, the institutional accounts may pay the commission rates applicable to such trades.

Sub-Adviser: Pyramis

The Selection of Securities Brokers and Dealers. Pyramis or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) with which to place the fund’s portfolio securities transactions. In selecting securities brokers, including affiliates of Pyramis, to execute the fund’s portfolio securities transactions, Pyramis or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to Pyramis’ or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, Pyramis or its affiliates may choose to execute an order using ECNs, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and character of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker’s overall trading relationship with Pyramis and/or its affiliates; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for lessening or avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

In seeking best qualitative execution for portfolio securities transactions, Pyramis and/or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. Pyramis and/or its affiliates also may select a broker that charges more than the lowest available commission rate available from another broker. Pyramis and/or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of Pyramis or in other limited situations. In those situations, the commission rate paid to the second broker is generally the same as the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. Pyramis and/or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services. Brokers (who are not affiliates of Pyramis) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Pyramis or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. Pyramis or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement Pyramis’ or its affiliates’ own research activities in providing investment advice to the fund. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise.

Execution Services. In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although Pyramis or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in their investment decision-making process (mixed-use products or services). In those circumstances, Pyramis or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as “hard dollars”).

Benefits to Pyramis. Pyramis’ or its affiliates’ expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these products or services with their own resources. However, the trading desks of Pyramis and its affiliates are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services that Pyramis or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to Pyramis or its affiliates or might not have an explicit cost associated with them. In addition, Pyramis or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

Pyramis’ Decision-Making Process. In connection with the allocation of fund brokerage, Pyramis or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to Pyramis or its affiliates, viewed in terms of the particular transaction for the fund or Pyramis’ or its affiliates’ overall responsibilities to that fund or other investment companies and investment accounts for which Pyramis or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund’s brokerage may not benefit the fund. While Pyramis or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither Pyramis, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist Pyramis or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which Pyramis or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Pyramis or its affiliates.

Research Contracts. Pyramis or its affiliates have arrangements with certain third-party research providers and brokers through whom Pyramis or its affiliates effect fund trades, whereby Pyramis or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, Pyramis or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to Pyramis or its affiliates, or that may be available from another broker. Pyramis’ or its affiliates’ determination to pay for research products and services separately (e.g., with hard dollars), rather than bundled with fund commissions, is wholly voluntary on Pyramis’ or its affiliates’ part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture. Pyramis or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of Pyramis) who have entered into arrangements with Pyramis or its affiliates under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund’s expenses. Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Non-U.S. Securities Transactions. To facilitate trade settlement and related activities in non-United States securities transactions, Pyramis or its affiliates may effect spot foreign currency transactions with foreign currency dealers or may engage a third party to do so.

Trade Allocation. Investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account. When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by Pyramis to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Sub-Adviser: T. Rowe Price

T. Rowe Price Associates, Inc. seeks best execution on all trades consistent with fiduciary and regulatory requirements. T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e). Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. An adviser may make such a determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, research may not necessarily benefit all accounts paying commissions to such broker-dealers. Broker-dealers may provide proprietary research to T. Rowe Price in connection with brokerage relationships, including fixed income relationships.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Trust are currently offered continuously at prices equal to the respective net asset values of the Funds only to Minnesota Life, and to certain of its life insurance affiliates, in connection with its variable life insurance policies and variable annuity contracts. Securian Financial serves as the Trust’s underwriter. It is possible that at some later date the Trust may offer its shares to other investors and it reserves the right to do so.

Shares of the Trust are sold and redeemed at their net asset value next computed after a purchase or redemption order is received by the Trust. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Fund securities or determination of the net asset value of a Fund is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

TRUST SHARES AND VOTING RIGHTS

The Trust is a Delaware statutory trust organized on July 8, 2011. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. The shares are offered on a continuous basis. Pursuant to such authority, the Board of Trustees has established seven series, each previously named and defined collectively as the “Funds.”

All shares of all Funds have equal voting rights, except that only shares of a particular Fund are entitled to vote certain matters pertaining only to that Fund. Pursuant to the Investment Company Act of 1940 (as amended) and the rules and regulations thereunder, certain matters approved by a vote of all Trust shareholders may not be binding on a Fund whose shareholders have not approved such matter.

Each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangements pertaining to that class of shares. Further, each class of shares has separate voting rights on any other matter submitted to shareholders in which the interests of a class of shareholders differ from the interests of the holders of any other class of shares and to the extent required by the Amended and Restated Agreement and Declaration of Trust and bylaws of Securian Funds Trust, the Delaware Statutory Trust Act, and the 1940 Act.

Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Fund/Class and in net assets of such Fund/Class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Fund/Class, when issued, are fully paid and non-assessable, have no preemptive, conversion, or similar rights, and are freely transferable. Trust shares do not have cumulative voting rights, which means that the holders of more than half of the Trust shares voting for election of trustees can elect all of the trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any trustees.

Under the terms of the Declaration of Trust, the Trust is not required to hold annual shareholder meetings. Shareholder meetings for the purpose of electing trustees will be held when required by law, when or at such time as less than a majority of trustees holding office have been elected by shareholders, or at such other time as the trustees then in office deem it appropriate to call a shareholders’ meeting for the election of trustees. At meetings of shareholders, each share is entitled to one vote for each share owned. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of trustees can elect all of the trustees to be elected at a meeting. The rights of shareholders cannot be modified other than by a vote of the majority of the outstanding shares.

The Declaration of Trust provides that a trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

Because of the pass-through voting structure of variable insurance contracts, the owners of the variable annuity contracts and variable life insurance policies (“Contract owners”) who invest in the Trust are entitled to provide voting instructions to Minnesota Life and any other insurance company with regard to Trust shares held in insurance company separate account(s) on behalf of such Contract owners. Minnesota Life is required by law to request voting instructions from Contract owners with respect to such shares and must vote shares in accordance with the instructions received. In addition, with respect to shares for which no voting instructions are received, Minnesota Life must vote such shares in proportion to the shares for which voting instructions are received. As a result, a small number of voting Contract owners may be able to control the Trust.

PRINCIPAL SHAREHOLDERS

The officers and trustees of the Trust cannot directly own shares of the Funds, but may own shares indirectly by purchasing a variable life insurance policy or variable annuity contract through Minnesota Life or another participating life insurance company. As a result, such officers and trustees as a group own less than 1% of the outstanding shares of each Fund.

No shareholder owns 5% or more of the outstanding shares of any Fund except as set forth below. As of March 31, 2015, all of the outstanding shares of each Fund were owned by Minnesota Life Insurance Company and its life insurance affiliates, 400 Robert Street North, St. Paul, Minnesota 55101-2098, in the following amounts:

Fund Name	Shares Outstanding
SFT Advantus Bond Fund Class 1	2,639,657
SFT Advantus Bond Fund Class 2	172,835,891
SFT Advantus Money Market Fund	83,090,462
SFT Advantus Mortgage Securities Fund Class 1	456,493
SFT Advantus Mortgage Securities Fund Class 2	53,628,065
SFT Advantus Index 500 Fund Class 1	11,265,254
SFT Advantus Index 500 Fund Class 2	76,325,671
SFT Advantus International Bond Fund Class 1	377,309
SFT Advantus International Bond Fund Class 2	50,145,050
SFT Advantus Index 400 Mid-Cap Fund Class 1	4,326,058
SFT Advantus Index 400 Mid-Cap Fund Class 2	59,555,477
SFT Advantus Real Estate Securities Fund Class 1	1,415,683
SFT Advantus Real Estate Securities Fund Class 2	34,568,377
SFT Advantus Managed Volatility Fund	14,759,691
SFT Advantus Managed Volatility Equity Fund	none	(a)
SFT IvySM Growth Fund	43,051,650
SFT IvySM Small Cap Growth Fund	16,527,642

(a)	The Fund did not commence operations until November 18, 2015.

Fund Name	Shares Outstanding
SFT Pyramis® Core Equity Fund Class 1	58,329
SFT Pyramis® Core Equity Fund Class 2	12,332,421
SFT T. Rowe Price Value Fund	20,925,940

NET ASSET VALUE

The net asset value of the shares of the Funds is computed once daily, and, in the case of SFT Advantus Money Market Fund, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Trust’s portfolio securities will not materially affect the current net asset value of such Trust’s shares, (ii) days during which no such Trust’s shares are tendered for redemption and no order to purchase or sell such Trust’s shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The net asset value per share of each Fund is computed by adding the sum of the value of the securities held by that Fund plus any cash or other assets that it holds, subtracting all of its liabilities, and dividing the result by the total number of shares outstanding in that Fund at that time. Expenses, including the investment advisory fee payable to Advantus Capital, are accrued daily. Net asset value per share is computed separately by Class for each Fund offered in two classes. Because different expenses are applicable to Class 1 and Class 2 shares, the net asset value per share of Class 1 shares of a Fund generally will not be the same as the net asset value per share of Class 2 of the same Fund.

Securities, except securities held by the SFT Advantus Money Market Fund, including put and call options, which are traded over-the-counter and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the date of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or in the absence of such a price, the most recent quoted bid price. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Advantus Capital Valuation Committee under the supervision of the Board of Trustees and in accordance with Board-approved valuation policies and procedures. Other assets also are valued at fair value as determined in good faith by the Board of Trustees. A Fund’s investments will also be valued at fair value by the Pricing Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (for example, a foreign exchange or market) and before the time the Fund’s share price is calculated. Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Fund would have received if it had sold the investment. Debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market.

All instruments held by the SFT Advantus Money Market Fund are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of an instrument in the Fund, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by a portfolio with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

The SFT Advantus Money Market Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Pursuant to Rule 2a-7, the Board of Trustees of the Trust has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Fund and its shareholders to maintain a stable net asset value per share for such Portfolio of a constant $ 1.00 per share by virtue of the amortized cost method of valuation. The Fund will continue to use this method only so long as the Board of Trustees believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Trustees has undertaken, as a particular responsibility within the overall duty of care owed to the Fund’s shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund’s investment objective, to stabilize the Fund’s net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per-share calculated using available market quotations from the Fund’s amortized cost price per-share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board’s review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include reverse share splits, redemptions in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

Rule 2a-7 further requires that the SFT Advantus Money Market Fund’s investments be limited to securities that mature within 397 calendar days or less from the date of purchase in the case of securities in the NRSROs’ highest short-term rating categories, and that mature in 45 calendar days or less from the date of purchase in the case of securities in the NRSROs’ second highest short-term rating categories. The Fund must maintain an average weighted maturity of 60 days or less and a weighted average life of 120 days or less.

SFT Advantus Money Market Fund must also hold at least 10% of its total assets in “daily liquid assets” and at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets are limited to cash, direct obligations of the U.S. Government, and other securities payable within one business day. Weekly liquid securities are limited to cash, direct obligations of the U.S. Government, direct discount obligations of federal government agencies and government-sponsored enterprises with a remaining maturity date of 60 days or less from the date of purchase, and other securities payable within 5 business days. In addition, the Fund is required to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions. This general liquidity obligation may require the Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements described above.

Rule 2a-7 also requires, among other things, that the Fund may not invest (a) more than 3% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1 and (b) more than one-half of 1% of its total assets in Second Tier Securities of any one issuer. The present practice is not to purchase any Second Tier Securities.

TAXES

Each Fund of the Trust, except SFT Advantus Managed Volatility, SFT Advantus Managed Volatility Equity, SFT IvySM Growth, SFT IvySM Small Cap Growth, SFT Pyramis® Core Equity and SFT T. Rowe Price

Value Funds, is the successor of a corresponding Portfolio of Advantus Series Fund, which Portfolio was reorganized into the successor Fund of the Trust effective as of May 1, 2012 (the “Reorganization”). Each Fund of the Trust is treated separately for federal income tax purposes.

The Trust intends that each Fund, except SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, and SFT T. Rowe Price Value Fund, will qualify for federal income tax purposes as a partnership under the Internal Revenue Code of 1986, as amended (the “Code”). It is expected that SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, and SFT T. Rowe Price Value Fund will be treated for federal income tax purposes as a disregarded entity. As a partnership or disregarded entity, a Fund is not required to distribute taxable income, and Funds other than SFT Advantus Money Market Fund will not distribute taxable income. SFT Advantus Money Market Fund will make such distributions of taxable income as are necessary to maintain a one dollar ($1.00) net asset value per share. Each Fund will be treated for federal income tax purposes as a partnership if it has more than one shareholder. If a Fund at any time has just one shareholder, as is the case for SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, and SFT T. Rowe Price Value Fund, whose shares are owned only by Minnesota Life, it would be treated as a disregarded entity for federal income tax purposes. While the Trust anticipates that each Fund other than SFT Advantus Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, and SFT T. Rowe Price Value Fund will always have two shareholders, Minnesota Life and Securian Life, such ownership could change and accordingly a Fund may at some time have only one shareholder and accordingly would be treated as a disregarded entity for federal income tax purposes.

The Trust expects that the federal income tax treatment of each Fund as a partnership or disregarded entity will not result in any material adverse federal income tax consequences to the Funds for tax periods after the consummation of the Reorganization, as compared to the federal income tax treatment of the Portfolios as regulated investment companies under the Code prior to the Reorganization. In addition, a Fund’s election to be treated as a partnership is not expected to result in any material adverse federal income tax consequences to any owner of a variable annuity contract or variable life insurance policy, or in the tax treatment of any such contract or policy. Minnesota Life and Securian Life have determined that they may achieve certain tax benefits if a Fund is treated as a partnership or disregarded entity for federal income tax purposes.

A Fund that qualifies as a partnership is not subject to income tax, and any income, gains, deductions or losses of the Fund would instead pass through and be taken into account for federal income tax purposes by its partners, which would be Minnesota Life and Securian Life through their respective separate accounts.

A Fund that qualifies as a disregarded entity is disregarded for federal income tax purposes as an entity separate from its owner. The owner is treated as directly owning the assets of the disregarded entity and takes into account for federal income tax purposes the income, gains, deductions and losses related to those assets.

To enable a variable annuity contract or variable life insurance policy based on an insurance company separate account to qualify for favorable tax treatment under the Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. Each Fund’s investment program is managed to meet those requirements, in addition to other diversification requirements under the Code and the Investment Company Act of 1940. Failure by the Fund to meet those special requirements could cause earnings on a contract or policy owner’s interest in an insurance company separate account, including earnings attributable to the separate account’s investment in the Fund, to be taxable as income immediately.

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, convert capital gain into ordinary income or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of income received by the Fund.

Some of a Fund’s investments, such as certain option transactions as well as futures contracts, may be “Section 1256 contracts.” Gains and losses on Section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by a Fund at the end of a taxable year are “marked to market” for federal income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).

Certain positions undertaken by a Fund may constitute “straddles” for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund, and losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income. Certain tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

The foregoing is a general summary of applicable provisions of the Code and Treasury Regulations now in effect and as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.

As the sole shareholders of the Trust will be Minnesota Life, Securian Life and their respective separate accounts, this statement does not discuss federal income tax consequences to the shareholder. For tax information with respect to an owner of a contract issued in connection with the separate accounts, see the Prospectus for those contracts.

THE STANDARD & POOR’S LICENSE

Standard & Poor’s (“S&P”) is a division of the McGraw-Hill Companies, Inc. S&P has trademark rights to the marks “Standard & Poor’s(R),” “S&P(R),” “S&P 500(R), “S&P 400(R),” “Standard & Poor’s 500,” “Standard & Poor’s MidCap 400,” and “500” and has licensed the use of such marks by the Trust, the SFT Advantus Index 500 Fund and the SFT Advantus Index 400 Mid-Cap Fund.

The SFT Advantus Index 500 Fund and the SFT Advantus Index 400 Mid-Cap Fund (collectively, the “Funds”) are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P’s only relationship to the Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Funds or the owners of the Trust into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the net asset value or public offering price of the Funds nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN, NOR DOES S&P HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF

MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

The financial statements for the year ended December 31, 2014 for Securian Funds Trust, including the financial highlights for each of the respective periods presented, appearing in the Annual Report to Shareholders for Securian Funds Trust, and the report thereon of its independent registered public accounting firm, KPMG LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information.

IVY SERVICE MARK

‘Ivy’ is the service mark of Ivy Funds Distributor, Inc., an affiliate of the Waddell & Reed Investment Management Company, the investment sub-adviser to the SFT IvySM Growth Fund and the SFT IvySM Small Cap Growth Fund.

APPENDIX A — MORTGAGE-RELATED SECURITIES

Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor’s monthly payments to his lending institution are “passed-through” to investors such as the Trust. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.

UNDERLYING MORTGAGES

Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY

Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placements, in which case only a limited secondary market exists, and the security is considered illiquid.

AVERAGE LIFE

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

YIELD CALCULATIONS

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates and the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

A-1

Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Funds. The compounding effect from reinvestments of monthly payments received by the Funds will increase the yield to shareholders compared to bonds that pay interest semi-annually.

A-2

APPENDIX B — BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

Moody’s Investors Service, Inc. describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

AAA. Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

B-1

BBB. Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated “BB” has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B. Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

Standard & Poor’s Corporation applies indicators “+”, no character, and “-” to the above rating categories. The indicators show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. Among the factors considered by Moody’s Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

The rating A-1 is the highest rating assigned by Standard & Poor’s Corporation to commercial paper which is considered by Standard & Poor’s Corporation to have the following characteristics:

Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

B-2

APPENDIX C — FUTURES CONTRACTS

EXAMPLE OF FUTURES CONTRACT SALE

The Trust’s Funds would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund’s portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds (“Treasury bonds”). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.

In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.

The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

EXAMPLE OF FUTURES CONTRACT PURCHASE

The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.

Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

C-1

The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

In each transaction, nominal transaction expenses would also be incurred.

TAX TREATMENT

The treatment of futures contracts for federal income tax purposes is described herein under the section entitled “Taxes.”

C-2

APPENDIX D

ADVANTUS CAPITAL MANAGEMENT, INC.

SUMMARY OF

PROXY VOTING POLICIES AND PROCEDURES

GENERAL POLICY

Advantus has adopted policies and procedures relating to the voting of proxies (the “Proxy Voting Policies”) in connection with voting securities held by Securian Funds Trust and its Funds, excluding SFT Ivy Growth, SFT Ivy Small Cap Growth, SFT Pyramis Core Equity and SFT T. Rowe Price Value Funds, that are designed to ensure that proxies are voted in the best interests of the Funds in accordance with Advantus’ fiduciary duties and legal and regulatory requirements. For Funds in Securian Funds Trust where all proxy voting responsibilities have been delegated to the Fund’s investment sub-adviser, proxies are voted in accordance with such investment sub-adviser’s separate proxy voting policies.

The guiding principle by which Advantus votes on all matters submitted to security holders is the maximization of the ultimate economic value of the securities held by the Funds. This involves not only the immediate impact of each proposal but other considerations with respect to the security of the shareholders’ investments over the long term.

The role of shareholders in corporate governance is typically limited. A majority of decisions regarding operations of the business of a corporation should be left to management’s discretion. It is Advantus’ general policy that the shareholder should become involved with these matters when management has failed and the corporation’s performance has suffered or to protect the rights of shareholders to take action.

It is the general policy of Advantus to vote on all matters presented to security holders in any proxy, but Advantus reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of Advantus, the costs associated with voting such proxy outweigh the benefits to the Funds or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of the Funds. There may also be situations where Advantus cannot vote proxies.

GUIDELINES AND PROXY ADVISER

Advantus has retained Glass Lewis & Co (“Glass Lewis”) as a proxy adviser. Advantus will, in most cases follow proxy voting guidelines developed by Glass Lewis & Co. (the “Guidelines”). However, these Guidelines are just that — guidelines; they are not strict rules that must be obeyed in all cases. Advantus’ Proxy Voting Policies allow it to vote shares contrary to the typical vote indicated by the Guidelines if such a vote is in a Fund’s best interests.

The following are several common issues and how the Guidelines address these issues.

Board of Directors Issues

The Guidelines generally support the proposition that boards are most effective if at least two thirds of board members are independent.

The Guidelines generally support proposals separating the roles of Chairman of the Board and CEO whenever that question if posed in a proxy.

The Guidelines generally do not support a vote for a director who has failed to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.

D-1

ADVANTUS CAPITAL MANAGEMENT, INC.

SUMMARY OF

PROXY VOTING POLICIES AND PROCEDURES

The Guidelines generally do not support a vote for a director who has a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position.

The Guidelines generally support declassifying boards and the annual election of directors.

The Guidelines generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.

Compensation and Say-on Pay

The Guidelines generally support a company’s approach on compensation provided that the company’s policies and procedures reasonably align compensation with performance and are adequately disclosed.

The Guidelines generally support annual shareholder votes on say-on pay.

Auditor Ratification

The Guidelines generally support management’s choice of auditor except when it is believed that the auditor’s independence or audit integrity has been compromised.

The Guidelines generally support employee stock purchase plans which are within the regulatory purchase limit.

Governance Structure and Shareholders

The Guidelines generally do not support shareholder rights plans (poison pills).

The Guidelines generally do not support a plan for increasing authorized shares absent a plan for the use of those shares.

The Guidelines provide for approval of cumulative voting on a case by case basis factoring in the independence of the board and the status of the company’s governance structure.

The Guidelines generally do not support supermajority vote requirements.

The Guidelines support proposals to adopt a provision preventing the payment of greenmail.

Environmental Social and Political Issues

The Guidelines support management in day to day management and policy decisions including those related to social, environmental or political issues unless the company has failed to adequately address the issues.

OVERSIGHT AND CONFLICTS OF INTEREST

Advantus has an Investment Policy Committee, responsible for overseeing Advantus proxy voting policies, approving proxy voting policies and making voting decisions on ballots that give rise to a conflict of interest. All conflicts of interest will be resolved in the interests of the Funds.

BOOKS AND RECORDS

Advantus maintains required records and upon request provides copies of all proxy voting decisions and votes cast to the extent required by applicable law and regulations.

D-2

APPENDIX E – WADDELL & REED

PROXY VOTING POLICY

Waddell & Reed has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and Waddell & Reed’s corresponding positions.

Board of Directors Issues:

Waddell & Reed generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

Waddell & Reed generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

Waddell & Reed generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WADDELL & REED will support such protection so long as it does not exceed reasonable standards.

Waddell & Reed generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

Waddell & Reed generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

Waddell & Reed generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

Waddell & Reed generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

Waddell & Reed generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

Waddell & Reed generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

Waddell & Reed will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

Waddell & Reed will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees

(PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal law and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between Waddell & Reed and its Clients:

Waddell & Reed will use the following three-step process to address conflicts of interest: (1) Waddell & Reed will attempt to identify any potential conflicts of interest; (2) Waddell & Reed will then determine if the conflict as identified is material; and (3) Waddell & Reed will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

(1) Identifying Conflicts of Interest: Waddell & Reed will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. Waddell & Reed will review any potential conflicts that involve the following three general categories to determine if there is a conflict and if so, if the conflict is material:

•	Business Relationships — Waddell & Reed will review any situation for a material conflict where Waddell & Reed provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that Waddell & Reed (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage Waddell & Reed to vote in favor of management.

•	Personal Relationships — Waddell & Reed will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•	Familial Relationships — Waddell & Reed will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

Waddell & Reed will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2) “Material Conflicts”: Waddell & Reed will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, Waddell & Reed will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3) Procedures to Address Material Conflicts: Waddell & Reed will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•	Use a Proxy Voting Service for Specific Proposals — As a primary means of voting material conflicts, Waddell & Reed will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•	Client directed — If the Material Conflict arises from Waddell & Reed’s management of a third party account and the client provides voting instructions on a particular vote, Waddell & Reed will vote according to the directions provided by the client.

•	Use a Predetermined Voting Policy — If no directives are provided by either ISS or the client, Waddell & Reed may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and Waddell & Reed chooses to use a predetermined voting policy, Waddell & Reed will not be permitted to vary from the established voting policies established herein.

•	Seek Board Guidance — If the Material Conflict does not fall within one of the situations referenced above, Waddell & Reed may seek guidance from the Board on matters involving a conflict. Under this method, Waddell & Reed will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. Waddell & Reed may use the Board guidance to vote proxies for its non-mutual fund clients.

Appendix F

Pyramis Global Advisors’ Proxy Voting Guidelines

December 2014

I.	General Principles

A.	Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Pyramis or Fidelity companies’ relationship, business or otherwise, with that portfolio company.

B.	FMR Investment Proxy Research votes proxies on behalf of Pyramis’ clients. Execution of Pyramis Proxy Votes is delegated to FMR Investment Proxy Research. Like other Fidelity employees, FMR Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of Pyramis’s clients, and are instructed to avoid actual and apparent conflicts of interest. In the event of a conflict of interest, FMR Investment Proxy Research employees, like other Fidelity employees, will escalate to their managers or the Ethics Office, as appropriate, in accordance with Fidelity’s corporate policy on conflicts of interest. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or Pyramis employee is acting solely on the best interests of Pyramis, Fidelity and their customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis and its customers.

C.	Except as set forth herein, Pyramis will generally vote in favor of routine management proposals.

D.	Non-routine proposals will generally be voted in accordance with the Guidelines.

E.	Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate analyst or portfolio manager, as applicable, subject to review by an attorney within FMR’s General Counsel’s office and a member of senior management within FMR Investment Proxy Research.

F.	Pyramis will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal’s likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, Pyramis will generally abstain.

G.	Many Pyramis accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Pyramis will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

H.	In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, Pyramis will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Pyramis will generally not vote proxies in order to safeguard fund holdings information.

I.

Where a management-sponsored proposal is inconsistent with the Guidelines, Pyramis may receive a company’s commitment to modify the proposal or its practice to conform to the Guidelines, and Pyramis will generally support management based on this commitment. If a company subsequently does not abide by its commitment, Pyramis will generally withhold authority for the election of directors at the next election.

II.	Definitions (as used in this document)

A.	Anti-Takeover Provision — includes fair price amendments; classified boards; “blank check” preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

B.	Golden Parachute — Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C.	Greenmail — payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D.	Sunset Provision — a condition in a charter or plan that specifies an expiration date.

E.	Permitted Bid Feature — a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

F.	Poison Pill — a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

G.	Large-Capitalization Company — a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

H.	Small-Capitalization Company — a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

I.	Micro-Capitalization Company — a company with market capitalization under US $300 million.

J.	Evergreen Provision — a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III.	Directors

A.	Election of Directors

Pyramis will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. Pyramis will also generally withhold authority for the election of all directors or directors on responsible committees if:

1.	An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, Pyramis will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

a.	The Poison Pill includes a Sunset Provision of less than five years;

b.	The Poison Pill includes a Permitted Bid Feature;

c.	The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d.	Shareholder approval is required to reinstate the Poison Pill upon expiration.

Pyramis will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, Pyramis will withhold authority on the election of directors.

2.	The company refuses, upon request by Pyramis, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

3.	Within the last year and without shareholder approval, a company’s board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4.	Executive compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as: (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

5.	To gain Pyramis’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6.	The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

7.	The board is not composed of a majority of independent directors.

B.	Indemnification

Pyramis will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless Pyramis is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C.	Independent Chairperson

Pyramis will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D.	Majority Director Elections

Pyramis will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). Pyramis may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

E.	Proxy Access

Pyramis will generally vote against management and shareholder proposals to adopt proxy access.

IV.	Compensation

A.	Executive Compensation

1.	Advisory votes on executive compensation

a.	Pyramis will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as, among other things, (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

b.	Pyramis will generally vote against proposals to ratify Golden Parachutes.

2.	Frequency of advisory vote on executive compensation

Pyramis will generally support annual advisory votes on executive compensation.

B.	Equity award plans (including stock options, restricted stock awards, and other stock awards).

Pyramis will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

1.	(a) The company’s average three year burn rate is greater than 1.5 % for a Large- Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro- Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead Pyramis to conclude that the burn rate is acceptable.

2.	In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan’s terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3.	The plan includes an Evergreen Provision.

4.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

C.	Equity Exchanges and Repricing

Pyramis will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.	The company’s relative performance compared to other companies within the relevant industry or industries;

4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

D.	Employee Stock Purchase Plans

Pyramis will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock’s fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, Pyramis may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

E.	Employee Stock Ownership Plans (ESOPs)

Pyramis will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, Pyramis may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Pyramis may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Pyramis will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

F.	Bonus Plans and Tax Deductibility Proposals

Pyramis will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V.	Anti-Takeover Provisions

Pyramis will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A.	The Poison Pill includes the following features:

1.	A Sunset Provision of no greater than five years;

2.	Linked to a business strategy that is expected to result in greater value for the shareholders;

3.	Requires shareholder approval to be reinstated upon expiration or if amended;

4.	Contains a Permitted Bid Feature; and

5.	Allows Fidelity accounts to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

B.	An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C.	It is a fair price amendment that considers a two-year price history or less.

Pyramis will generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:

D.	In the case of proposals to declassify a board of directors, Pyramis will generally vote against such a proposal if the issuer’s Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

E.	In the case of shareholder proposals regarding shareholders’ right to call special meetings, Pyramis generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

F.	In the case of proposals regarding shareholders’ right to act by written consent, Pyramis will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, that at least 25% of the outstanding stock request that the company establish a record date determining which shareholders are entitled to act and that consents be solicited from all shareholders.

VI.	Capital Structure / Incorporation

A.	Increases in Common Stock

Pyramis will generally vote against a provision to increase a company’s common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable

B.	Reverse Stock Splits

Pyramis will generally vote in favor of reverse stock splits as long as the post-split authorized shares is no greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.

C.	New Classes of Shares

Pyramis will generally vote against the introduction of new classes of stock with differential voting rights.

D.	Cumulative Voting Rights

Pyramis will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

E.	Acquisition or Business Combination Statutes

Pyramis will generally vote in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

F.	Incorporation or Reincorporation in Another State or Country

Pyramis will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’s current and proposed governing documents. Pyramis will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

VII.	Shares of Investment Companies

A.	If applicable, when a Pyramis account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, Pyramis will vote in the same proportion as all other voting shareholders of such underlying fund or class (“echo voting”). Pyramis may choose not to vote if “echo voting” is not operationally feasible.

B.	Certain Pyramis accounts may invest in shares of underlying Fidelity Funds that do not have public shareholders. For Fidelity Funds without public shareholders that are managed by FMR or an affiliate. Pyramis will generally vote in favor of proposals recommended by the underlying funds’ Board of Trustees.

VIII.	Other

A.	Voting Process

Pyramis will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B.	Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry’s regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no client or group of clients has acquired control of such organization.

APPENDIX G

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts. From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass, Lewis & Co., LLC.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the policies and procedures as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts — Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the policies and procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations — Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of a Price Fund, including a fund-of funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

PART C

OTHER INFORMATION

Item 28.	Exhibits

28 (a)(1)	Certificate of Trust of Securian Funds Trust, previously filed on May 1, 2012 as exhibit 28(a)(1) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (a)(2)	Amended and Restated Agreement and Declaration of Trust of Securian Funds Trust (approved October 23, 2012), previously filed on February 11, 2013 as exhibit 28(a)(2), to Post-Effective Amendment Number 49 to Form N1-A, File Number 002-96990, is hereby incorporated by reference.

28 (b)(1)	Bylaws of Securian Funds Trust, previously filed on May 1, 2012 as exhibit 28(b)(1) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (c)	See Exhibits filed under Items 28 (a) and 28 (b) above.

28 (d)(1)	Investment Advisory Agreement between Securian Funds Trust and Advantus Capital Management, Inc. dated and effective as of May 1, 2012, with Schedule A as amended April 22, 2014, previously filed on April 28, 2014 as Exhibit 28(d)(1) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (d)(1)(A)	Amended Schedule A, dated July 30, 2015, to the Investment Advisory Agreement between Securian Funds Trust and Advantus Capital Management, Inc., dated and effective May 1, 2012, previously filed on August 31, 2015 as Exhibit 28(d)(1)(A) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (d)(2)	Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Franklin Advisers, Inc. on behalf of the SFT Advantus International Bond Fund dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28(d)(2) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (d)(3)	Letter Agreement among Franklin Advisers, Inc., Advantus Capital Management, Inc. and the Advantus International Bond Fund of Securian Funds Trust, dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28(d)(3) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (d)(4)	Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Waddell & Reed Investment Management Company on behalf of the SFT Ivy® Growth Fund and SFT Ivy® Small Cap Growth Fund dated May 1, 2014, previously filed on April 28, 2014 as Exhibit 28(d)(4) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (d)(5)	Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Pyramis Global Advisors, LLC on behalf of the SFT Pyramis® Core Equity Fund dated May 1, 2014, previously filed on April 28, 2014 as Exhibit 28(d)(5) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (d)(6)	Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and T. Rowe Price Associates, Inc. on behalf of the SFT T. Rowe Price Value Fund dated May 1, 2014, previously filed on April 28, 2014 as Exhibit 28(d)(6) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (e)	Underwriting and Distribution Agreement between Securian Funds Trust and Securian Financial Services, Inc. dated July 30, 2015, previously filed on August 31, 2015 as Exhibit 28(e) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (f)	Not applicable

28 (g)(1)(A)	Custodian Agreement between Securian Funds Trust and Wells Fargo Bank, N.A. dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (g)(1)(A) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (g)(1)(B)	Foreign Custody Manager Agreement between Securian Funds Trust and Wells Fargo Bank, N.A. dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (g)(1)(B) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (g)(2)(A)	Custodian Agreement between Securian Funds Trust and Bank of New York Mellon Corporation dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (g)(2)(A) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (g)(2)(A)(i)	Amendment, effective March 26, 2013, to Appendix D to the Custodian Agreement between Securian Funds Trust and Bank of New York Mellon Corporation dated May 1, 2012, previously filed on April 25, 2013 as exhibit 28 (g)(2)(A)(i) to Post-Effective Amendment Number 50 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (g)(2)(B)	Foreign Custody Manager Agreement between Securian Funds Trust and Bank of New York Mellon Corporation dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (g)(2)(B) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (g)(3)	Custodian Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2014, previously filed on April 28, 2014 as Exhibit 28(g)(3) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(1)	Administrative Service Agreement between Securian Funds Trust, Advantus Capital Management, Inc. and Securian Financial Group dated January 1, 2015, previously filed on April 27, 2015 as exhibit 28(h)(1) to Post-Effective Amendment Number 55 to Form N1-A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(2)	Participation Agreement among Securian Funds Trust, Advantus Capital Management, Inc. and Minnesota Life Insurance Company dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(2) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(2)(A)	Amendment #1, dated July 1, 2015, to the Participation Agreement dated May 1, 2014 between Securian Funds Trust, Advantus Capital Management, Inc. and Minnesota Life Insurance Company, previously filed on August 31, 2015 as Exhibit 28(h)(2)(A) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(3)	Participation Agreement among Securian Funds Trust, Advantus Capital Management, Inc. and Securian Life Insurance Company dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(3) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(4)	Investment Accounting Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(4) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(4)(A)	Amended Schedule D, effective May 1, 2014, to the Investment Accounting Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on April 28, 2014 as Exhibit 28(h)(4)(A) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(4)(B)	Amendment dated August 25, 2014 to the Investment Accounting Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on August 31, 2015 as
Exhibit 28(h)(4)(B) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(5)	Administration Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(5) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(5)(A)	Amended Schedule B, effective May 1, 2014, to the Administration Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on April 28, 2014 as Exhibit 28(h)(5)(A) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(5)(B)	Amendment dated August 25, 2014 to the Administration Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on August 31, 2015 as Exhibit 28(h)(5)(B) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(5)(C)	Amendment Number 2 dated July 14, 2015 to the Administration Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on August 31, 2015 as
Exhibit 28(h)(5)(C) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(6)	Money Market Services Agreement between Securian Funds Trust, on behalf of the Money Market Fund, and State Street Bank and Trust Company, dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(6) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(6)(A)	Amended Fee Schedule, effective May 1, 2014, to the Money Market Services Agreement between Securian Funds Trust, on behalf of the Money Market Fund, and State Street Bank and Trust Company dated May 1, 2012, previously filed on August 31, 2015 as Exhibit 28(h)(6)(A) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(7)	Rule 22c-2 Shareholder Information Agreement between Securian Funds Trust and Minnesota Life Insurance Company dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(7) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(8)	Rule 22c-2 Shareholder Information Agreement between Securian Funds Trust and Securian Life Insurance Company dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(8) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(9)	Restated Net Investment Income Maintenance Agreement among Advantus Capital Management, Inc., Securian Financial Services, Inc. and Securian Funds Trust dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(9) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(10)	Expense Limitation Agreement between Advantus Capital Management, Inc. and Securian Funds Trust, on behalf of the SFT Advantus Managed Volatility Fund, dated May 1, 2013, previously filed on February 11, 2013 as exhibit 28(h)(10) to Post-Effective Amendment Number 49 to Form N1-A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(11)	Expense Limitation Agreement between Advantus Capital Management, Inc. and Securian Funds Trust, on behalf of the SFT Advantus Managed Volatility Equity Fund, dated November 18, 2015, previously filed on August 31, 2015 as Exhibit 28(h)(11) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (i)	Opinion and Consent of Dorsey & Whitney LLP.

28 (j)	Consent of KPMG LLP.

28 (k)	Not applicable

28 (l)	Letter of Investment Intent – Previously filed by Registrant’s predecessor, Advantus Series Fund, Inc., on February 13, 1998, as Exhibit 24(b)(13) to Post-Effective Amendment Number 17 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (m)(1)	Rule 12b-1 Distribution Plan, approved July 30, 2015, previously filed on August 31, 2015 as Exhibit 28(m)(1) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (m)(2)	Fund Shareholder Service Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc. dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (m)(2) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (m)(3)	Fund Shareholder Services Agreement between Securian Life Insurance Company and Securian Financial Services, Inc. dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (m)(3) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (n)	Securian Funds Trust Multiple Class Plan Pursuant to Rule 18f-3 effective May 1, 2014, previously filed on April 28, 2014 as Exhibit 28(n) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (o)	Reserved.

28 (p)(1)	Code of Ethics for Registrant, Advantus Capital Management, Inc. and Affiliates dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (p)(1) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (p)(2)	Code of Ethics for Franklin Templeton Investments, previously filed on May 1, 2012 as exhibit 28 (p)(2) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (p)(3)	Code of Ethics for Waddell & Reed Investment Management Company (WRIMCO), previously filed on February 12, 2014 as exhibit 28(p)(3) to Post-Effective Amendment Number 52 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (p)(4)	Code of Ethics for Pyramis Global Advisors, LLC (Fidelity), previously filed on February 12, 2014 as exhibit 28(p)(4) to Post-Effective Amendment Number 52 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (p)(5)	Code of Ethics for T. Rowe Price Associates, Inc, previously filed on February 12, 2014 as exhibit 28(p)(5) to Post-Effective Amendment Number 52 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (q)	Power of Attorney to sign Registration Statement executed by Trustees of Registrant.

Item 29.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

Securian Financial Group, Inc. (Delaware)

Capitol City Property Management, Inc.

Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

Minnesota Life Insurance Company

Securian Financial Network, Inc.

Securian Ventures, Inc.

Advantus Capital Management, Inc.

Securian Financial Services, Inc.

Securian Casualty Company

Capital Financial Group, Inc. (Maryland)

H. Beck, Inc. (Maryland)

Ochs, Inc.

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

Personal Finance Company LLC (Delaware)

Enterprise Holding Corporation

Allied Solutions, LLC (Indiana)

Securian Life Insurance Company

American Modern Life Insurance Company

Marketview Properties, LLC

Marketview Properties II, LLC

Marketview Properties III, LLC

Marketview Properties IV, LLC

Securian AAM Holdings, LLC

Majority-owned subsidiary of Securian AAM Holdings, LLC:

Asset Allocation & Management Company, L.L.C.

Wholly-owned subsidiaries of Enterprise Holding Corporation:

Oakleaf Service Corporation

Vivid Print Solutions, Inc.

MIMLIC Funding, Inc.

MCM Funding 1997-1, Inc.

MCM Funding 1998-1, Inc.

Wholly-owned subsidiary of American Modern Life Insurance Company:

Southern Pioneer Life Insurance Company

Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance Company:

Securian Funds Trust

Fifty percent-owned subsidiary of Enterprise Holding Corporation:

CRI Securities, LLC

Majority-owned subsidiary of Securian Financial Group, Inc.:

Securian Trust Company, N.A.

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 30.	Indemnification

The Trust’s Amended and Restated Agreement and Declaration of Trust provides in Article VII, Section 4 thereof that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Amended and Restated Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties or, in a criminal proceeding, such Trustee or officers had reasonable cause to believe their conduct was unlawful. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

(a)	Advantus Capital Management, Inc.

The investment adviser of the SFT Advantus Bond Fund, SFT Advantus Money Market Fund, SFT Advantus Managed Volatility Fund, SFT Managed Volatility Equity Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus Index 500 Fund, SFT Advantus International Bond Fund, SFT Advantus Index 400 Mid-Cap Fund and SFT Advantus Real Estate Securities Fund is Advantus Capital Management, Inc. In addition to the Fund, it manages the investment portfolios of a number of insurance companies, including Minnesota Life and its subsidiary life insurance companies, and certain associated separate accounts.

Directors and Officers Of Investment Adviser	Office with Investment Adviser	Other Business Connections
Christopher R. Sebald	President/Chief Investment Officer, Director and Portfolio Manager	Senior Vice President, Minnesota Life Insurance Company; Senior Vice President, MCM Funding 1997-1, Inc.; Senior Vice President, MCM Funding 1998-1, Inc.; Senior Vice President, Securian Financial Group, Inc.; Senior Vice President, Securian Life Insurance Company; Senior Vice President, Marketview Properties, LLC; Senior Vice President, Marketview Properties II, LLC; Senior Vice President, Marketview Properties IV, LLC

David M. Kuplic	Executive Vice President, Director and Portfolio Manager	Senior Vice President, Minnesota Life Insurance Company; President and Director, MCM Funding 1997-1, Inc.; President and Director, MCM Funding 1998-1, Inc.; Senior Vice President, Securian Financial Group, Inc.; President and Director, MIMLIC Funding, Inc.; Senior Vice President, Securian Life Insurance Company; President, Marketview Properties, LLC; President, Marketview Properties II, LLC; President, Marketview Properties IV, LLC

Vicki L. Bailey	Vice President, Investment Law, Chief Compliance Officer and Secretary	Vice President, Minnesota Life Insurance Company; Vice President and Secretary, MCM Funding 1997-1, Inc.; Vice President and Secretary, MCM Funding 1998-1, Inc.; Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company; Director, Personal Finance Company LLC; Vice President and Secretary, Marketview Properties, LLC; Vice President and Secretary, Marketview Properties II, LLC; Vice President and Secretary, Marketview Properties IV, LLC

Gary M. Kleist	Financial Vice President and Director	Second Vice President, Investment Operations, Minnesota Life Insurance Company; Financial Vice President, MCM Funding 1997-1, Inc.; Financial Vice President, MCM Funding 1998-1, Inc.; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc.; Second Vice President, Securian Financial Group, Inc.; Second Vice President, Securian Life Insurance Company; Financial Vice President, Marketview Properties, LLC; Financial Vice President, Marketview Properties II, LLC; Financial Vice President, Marketview Properties IV, LLC

Sean M. O’Connell	Vice President	Second Vice President, Minnesota Life Insurance Company; Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.; Second Vice President, Securian Financial Group, Inc.; Second Vice President, Securian Life Insurance Company; Vice President, Marketview Properties, LLC; Vice President, Marketview Properties II, LLC; Vice President, Marketview Properties IV, LLC

Joseph R. Betlej	Vice President and Portfolio Manager	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

Erica A. Bergsland	Vice President	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

John R. Leiviska	Vice President	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

James F. Geiger	Vice President	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

David G. Schultz	Vice President	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

Theodore R. Hoxmeier	Vice President	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

Robert G. Diedrich	Vice President	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

Craig M. Stapleton	Vice President and Portfolio Manager	Vice President and Portfolio Manager since December 2012, previously Portfolio Manager since June 2012, Associate Portfolio Manager 2010 - 2012, and Quantitative Research Analyst 2005 - 2010, Advantus Capital.

Robert W. Thompson	Vice President	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

James W. Ziegler	Vice President	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

Jon R. Thompson	Vice President

Thomas B. Houghton	Vice President and Portfolio Manager	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

David W. Land	Vice President and Portfolio Manager	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

Merlin L. Erickson	Vice President

Rose A. Lambros	Vice President

Gregory R. Ortquist	Vice President

Drew R. Smith	Vice President

Randal W. Harrison	Vice President	Vice President, Marketview Properties IV, LLC

Julie Gerend	Senior Vice President

Steven J. Moen	Vice President

Lowell R. Bolken	Vice President

Richard E. Krueger	Vice President

Linda Sauber	Vice President

Warren J. Zaccaro	Director	Executive Vice President, Chief Financial Officer and Director, Minnesota Life Insurance Company; Executive Vice President and Chief Financial Officer, Minnesota Mutual Companies, Inc.; Executive Vice President and Chief Financial Officer, Securian Financial Group, Inc.; Executive Vice President and Chief Financial Officer, Securian Holding Company; President and Director, Securian Ventures, Inc.; Director, Allied Solutions, LLC; Director, Securian Casualty Company; Director, Securian Financial Network, Inc. (a Minnesota corporation); Director, Securian Financial Services, Inc.; Executive Vice President, Chief Financial Officer and Director, Securian Life Insurance Company; Director, CRI Securities, LLC; Director, Capital Financial Group, Inc.; Director, CFG Insurance Services, Inc.; Director, H. Beck, Inc.

Eric J. Bentley	Director	Second Vice President, Minnesota Life Insurance Company; Second Vice President, Securian Financial Group, Inc.; Vice President and Director, Securian Financial Network, Inc.; Second Vice President, Securian Life Insurance Company; Director, Advantus Capital Management, Inc.

The principal business address of Advantus Capital Management, Inc. is 400 Robert Street North, St. Paul, Minnesota 55101. The principal business address of Capitol City Property Management, Inc., Enterprise Holding Corporation, Marketview Properties, LLC, Marketview Properties II, LLC, MCM Funding 1997-1, Inc., MCM Funding 1998-1, Inc., MIMLIC Funding, Inc., Minnesota Life Insurance Company, Minnesota Mutual Companies, Inc., Oakleaf Service Corporation, Robert Street Property Management, Inc., Securian Casualty Company, Securian Financial Group, Inc., Securian Holding Company, Securian Financial Network, Inc., Securian Financial Services, Inc., Securian Life Insurance Company, Securian Ventures, Inc. is 400 Robert Street North, St. Paul, Minnesota 55101. The principal business address of Allied Solutions, LLC is 1320 City Center Drive, Suite 300, Carmel, Indiana 46032. The principal business address of Capital Financial Group, Inc., CFG Insurance Services, Inc. and H. Beck, Inc. is 11140 Rockville Pike, 4th Floor, Rockville, Maryland 20852. The principal business address of CRI Securities, LLC is 2701 University Avenue SE, Minneapolis, Minnesota 55414. The principal business address of Personal Finance Company, LLC is P.O. Box 335, Olympia Fields, Illinois 60461.

31 (b) Franklin Advisers, Inc. (Franklin)

Franklin is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr., are the principal shareholders of Franklin Resources, Inc. Franklin serves as investment sub-adviser to the SFT Advantus International Bond Fund, and Franklin and its affiliates manage numerous other investment companies and accounts. The officers and directors of Franklin also serve as officers and/or directors or trustees for (1) the corporate parent of Franklin, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments.

For additional information about other business activities of Franklin and its affiliates, please see the Franklin Form ADV (SEC File 801-26292), incorporated herein by reference, including Schedules A and D, which set forth the officers and directors of Franklin and information as to any business, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

31 (c) Waddell & Reed Investment Management Company (WRIMCO)

WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of WDR, a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. WRIMCO serves as investment sub-adviser to the SFT Ivy® Growth Fund and the SFT Ivy® Small Cap Growth Fund, and WRIMCO and its affiliates manage other investment companies and accounts.

For additional information about other business activities of WRIMCO and its affiliates, please see the WRIMCO Form ADV (SEC File 801-40372), incorporated herein by reference, including Schedules A and D, which set forth the officers and directors of WRIMCO and information as to any business, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

31 (d) Pyramis Global Advisors, LLC (Pyramis)

Pyramis is a privately owned investment manager that serves as investment sub-adviser to the SFT Pyramis® Core Equity Fund. The firm primarily provides its services to pooled investment vehicles. It also provides services to investment companies, pension and profit sharing plans, corporations or other businesses, state and municipal government entities, other investment advisers, and insurance companies. The firm was founded in 2005 and is based in Smithfield, Rhode Island and operates as a subsidiary of Fidelity Investments.

For additional information about other business activities of Pyramis and its affiliates, please see the Pyramis Form ADV (SEC File 801-63658), incorporated herein by reference, including Schedules A and D, which set forth the officers and directors of Pyramis and information as to any business, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

31 (e) T. Rowe Price Associates, Inc. (T. Rowe Price)

T. Rowe Price Group, Inc. (“Group”) is a publicly owned company and owns 100% of the stock of T. Rowe Price Associates, Inc., which in turn owns 100% of T. Rowe Price International Ltd., which in turn owns 100% each of T. Rowe Price Hong Kong Limited and T. Rowe Price Singapore Private Ltd. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliate companies. T. Rowe Price serves as the investment sub-adviser to the SFT T. Rowe Price Value Fund, and T. Rowe Price and its affiliates manage numerous other investment companies and accounts.

For additional information about other business activities of T. Rowe Price and its affiliates, please see the T. Rowe Price Form ADV (SEC File 801-856), incorporated herein by reference, including Schedules A and D, which set forth the officers and directors of T. Rowe Price and information as to any business, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32.	Principal Underwriters

(a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following additional investment companies:

Variable Fund D

Variable Annuity Account

Minnesota Life Variable Life Account

Minnesota Life Variable Universal Life Account

Securian Life Variable Universal Life Account

Minnesota Life Individual Variable Universal Life Account

(b) The name and principal business address, positions and offices with Securian Financial Services, Inc., and positions and offices with Registrant of each director and officer of Securian Financial Services, Inc. is as follows:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
George I. Connolly Securian Financial Services, Inc. 400 Robert Street North St. Paul, Minnesota 55101	President, Chief Executive Officer and Director	None

Warren J. Zaccaro Minnesota Life Insurance Company 400 Robert Street North St. Paul, Minnesota 55101	Director	None

Gary R. Christensen Minnesota Life Insurance Company 400 Robert Street North St. Paul, Minnesota 55101	Director	None

Loyall E. Wilson Securian Financial Services, Inc. 400 Robert Street North St. Paul, Minnesota 55101	Senior Vice President, Chief Compliance Officer and Secretary	None

Peter G. Berlute Securian Financial Services, Inc. 400 Robert Street North St. Paul, Minnesota 55101	Vice President-Business Operations and Treasurer	None

Suzanne M. Chochrek Securian Financial Services, Inc. 400 Robert Street North St. Paul, Minnesota 55101	Vice President - Business and Market Development	None

(c) Not applicable.

Item 33.	Location of Accounts and Records

The physical possession of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by Minnesota Life, 400 Robert Street North, St. Paul, Minnesota 55101-2098; except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant’s securities is maintained by: (a) Wells Fargo Bank Minnesota, 733 Marquette Avenue, Minneapolis, Minnesota 55479, as to the SFT Advantus Money Market, SFT Advantus Index 500, SFT Advantus Index 400 Mid-Cap and SFT Advantus Real Estate Securities Funds; (b) The Bank of New York Mellon Corporation, One Mellon Center, Pittsburgh, Pennsylvania 15258, as to the SFT Advantus International Bond Funds; and State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, as to the SFT Advantus Bond, SFT Advantus Managed Volatility, SFT Managed Volatility Equity Fund, SFT Advantus Mortgage Securities, SFT IvySM Growth, SFT IvySM Small Cap Growth, SFT Pyramis® Core Equity, and SFT T. Rowe Price Value Funds.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

(a)	Not applicable.

(b)	Not applicable.

(c)	The Registrant hereby undertakes to furnish, upon request and without charge to each person to whom a prospectus is delivered, a copy of the Registrant’s latest annual report to shareholders containing the information called for by Item 5A.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of St. Paul and the State of Minnesota on the 17th day of November, 2015.

Securian Funds Trust

By	/s/ DAVID M. KUPLIC
David M. Kuplic, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ DAVID M. KUPLIC David M. Kuplic	President (principal executive officer)		November 17, 2015

/s/ GARY M. KLEIST Gary M. Kleist	Vice President and Treasurer (principal financial and accounting officer)		November 17, 2015

LINDA L. HENDERSON* Linda L. Henderson	Trustee) ) ) ) ) )	By	/s/ DAVID M. KUPLIC David M. Kuplic Attorney-in-Fact

JULIE K. GETCHELL* Julie K. Getchell	Trustee) ) ) ) )	Dated: November 17, 2015
WILLIAM C. MELTON* William C. Melton	Trustee) ) )
GREGORY S. STRONG* Gregory S. Strong	Trustee

*	Registrant’s trustee executing power of attorney dated January 26, 2012, a copy of which is filed herewith.

Securian Funds Trust

Exhibit Index

Exhibit Item Number	Title of Exhibit

28 (h)(1)	Amended Administrative Services Agreement between Securian Funds Trust, Advantus Capital Management, Inc. and Securian Financial Group, Inc., dated October 29, 2015.

28 (h)(12)	Participation Agreement between Securian Funds Trust, iShares Trust, iShares U.S. ETF Trust, iShares U.S. ETF Company, Inc. and iShares Sovereign Screened Global Bond Fund, Inc., dated November 18, 2015.

28 (i)	Opinion and Consent of Dorsey & Whitney LLP.

28 (j)	Consent of KPMG LLP.

28 (q)	Power of Attorney to sign Registration Statement executed by Trustees of Registrant.